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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08490

Excelsior Funds Trust

(Exact name of registrant as specified in charter)

101 Montgomery Street

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-415-627-7000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1.	Reports to Stockholders.

EQUITY FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www. excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America's private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.

Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Performance Summary

For the fiscal year ended March 31, 2007, the Excelsior Blended Equity Fund slightly underperformed the S&P 500 Index. To be more specific, the actively managed portion of the Fund outperformed, while the quantitative overlay portion brought the overall portfolio closer to the S&P 500 Index.

Performance Attribution

The strongest performers for the trailing year were spread across sectors. Utility company TXU Corporation was the top performer, followed by Exxon Mobil, pharmaceutical companies Novo Nordisk and Abbott Laboratories, and the auction house Sotheby’s. Underperformers were focused in the consumer sector, including Furniture Brands, Timberland, and Eastman Kodak, as well as land-owner and developer St. Joe, and technology company National Instruments.

The utilities sector was the best-performing sector from a relative standpoint, followed by the health care and industrials sectors, while stock selection in consumer discretionary and no weight in telecommunications services hurt Fund performance.

Portfolio Activity

In the past 12 months, the active portion of the Fund has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology, as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx; the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner); and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, additions to the active portion of the fund included stocks with a global reach, such as the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the DSP unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

Outlook

The active investment team of the Excelsior Blended Equity Fund continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap. This strategy is combined with a quantitative risk overlay which has been developed to dampen Fund volatility relative to the S&P 500 Index.

Richard Bayles

Managing Director and Senior Portfolio Manager

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.21%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

Performance Summary

For the fiscal year ended March 31, 2007, the Excelsior Energy and Natural Resources Fund successfully navigated a highly volatile commodity price environment, modestly underperforming the S&P 500 Index.

Performance Attribution

End-point to end-point, crude oil prices were essentially flat at approximately $66.00 per barrel. On an interim basis, however, crude soared to $77.00 per barrel in August 2006—in the midst of the Iran nuclear stalemate—and subsequently plummeted to a low of nearly $50.00 per barrel in January 2007 in reaction to rising inventory levels and an unusually warm January across the Northern Hemisphere.

Following a five-year run-up in crude oil prices from $20.00 per barrel in 2001 to $77.00 per barrel in August 2006, the market is now struggling to determine a mid-cycle or ‘normalized’ price band which, we believe, could prove to be $50.00 to $70.00 per barrel, or an average of $60.00 per barrel in 2007.

Given the aforementioned price volatility, outperformance was concentrated in small-capitalization names with strong unit volume growth; i.e., HudBay Minerals a beneficiary of soaring zinc prices; Arena Resources, an emerging oil producer, and Kodiak Oil & Gas, an early cycle natural gas producer. Two large-capitalization names also contributed, notably Phelps Dodge—which was acquired by Freeport McMoran Copper and Gold—and ExxonMobil—which showed strong production volume growth and benefited from its defensive characteristics in a volatile energy tape.

Portfolio Activity

As we enter the second calendar quarter of 2007, we maintain a barbell strategy with a blend of large capitalization and small capitalization stocks. We initiated positions in two refiners, Valero Energy and Sunoco, which are benefiting from strong motor gasoline demand and restructuring. We also initiated positions in Deere & Company, a derivative on the explosive demand for ethanol and a beneficiary of rising corn prices; Energy Conversion Devices, a play on both batteries for hybrid engines and the manufacture of solar film; and participated in the initial public offering of Claymont Steel, a producer of customized steel plate, a critical ingredient for infrastructure development such as bridge repair and ethanol tank railroad car components.

Overall, we reduced positions in the major oils in January, concerned with the prospect of several quarters of flat to down earnings—given difficult comparisons with last year, when crude averaged $70.00 during the June and September quarters of 2006. The proceeds sourced an increase in our natural resource component in an effort to dampen volatility due to oil and gas prices.

Outlook

We will continue to take advantage of underlying commodity price volatility to buy select names on price dips and remain constructive on the energy and natural resource sector. Producers are challenged to replace production and reserves in a strong demand environment led by the ongoing industrialization and urbanization of China and emerging economies of Brazil and India.

The greatest threat to the end of the energy cycle is escalating crude oil prices, which could eventually choke off demand and induce a global recession. We believe that OPEC is well aware of this risk and has sufficient spare capacity to (1) contain a potential spike in oil prices and (2) ratchet down production to defend a $50.00 floor and manage a mid-cycle price believed to be in the $60.00 per

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

barrel area. While cautious on North American natural gas prices near term due to high storage levels upon the exit of winter, we would look to add to gas–levered names on potential breaks in the natural gas price toward $6.00 per MCF (1,000 cubic feet), the lower end of our forecasted $6.00 to $8.00 per MCF range.

After several years of strong free cash flow, company balance sheets are vastly improved. Value-enhancing levers include dividend increases, share repurchase and merger activity.

Michael E. Hoover

Managing Director and Portfolio Manager

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.13%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. One year returns presented in the table differs from the return presented in the Financial Highlights. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Performance Summary

The Excelsior Equity Income Fund outperformed the S&P 500 Index over the last twelve months. This outcome is a result of our efforts to grow our income stream by purchasing stocks at attractive initial yields and by owning companies with progressive dividend policies. The Fund concentrates on investing in stocks that offer above-average dividend yields or have the potential to grow their dividends at above-average rates.

Performance Attribution

The strongest contributors to performance were RPM International, Chevron and AT&T. RPM, one of our largest holdings and best performers, has industrial operations that are growing nicely and legacy asbestos costs that are moderating. Chevron’s total returns are directly related to their outstanding earnings growth amidst a strong energy price environment. Telecom stocks underperformed in 2005 despite improving industry fundamentals, so AT&T’s recent strong performance is a culmination of investor recognition of improving fundamentals while the stock was trading at low valuations. In addition, AT&T’s acquisitions (purchasing the historic AT&T and Bellsouth in the last 18 months) are being viewed more favorably today in light of improving industry fundamentals.

Our worst contributors to performance were Home Depot, Halliburton and WP Stewart. We continue to hold Home Depot and Halliburton and like their respective outlooks. We fortunately sold W.P. Stewart in the summer of 2006 at higher prices than today’s. We lost confidence in W.P. Stewart’s turnaround, despite efforts to fix their asset accumulation problems. As part of our sell discipline, if a company is not making fundamental progress versus our expectations over a 2 year time frame, we will exit the stock.

We believe Halliburton remains attractive because its Energy Services Group has excellent growth opportunities. Global demand for energy services should be strong for several years, resulting in strong volume and significant pricing power for Halliburton and its peers. Halliburton has a particularly strong business serving North America’s gas production needs, but this opportunity is overshadowed by short-term concerns of a North American natural gas overhang. The value of the Energy Services Group within Halliburton has been obscured by the lumpy and controversial business of Kellogg, Brown and Root (KBR). The separation of KBR from Halliburton should help highlight the value of the Energy Services Group.

Portfolio Activity

During the last year, we initiated four new significant positions: Home Depot, SuperValu, Penn West Energy and Xilinx.

Home Depot operates in a favorable retail category. Lowe’s and Home Depot have less formidable competitors in their segment compared to any other big box category; this dynamic is supported by excellent growth and profit margins for both companies. Furthermore, the housing stock has expanded greatly over the last 10 years, which bodes well for future home improvement spending.

All in all, sales should grow at least 5-10% over the next several years and earnings per share (EPS) should grow approximately 10% plus. The company sells for 12x earnings and produces considerable free cash flow. We believe their acquisitions and their large repurchases of stock are high quality investments. Their dividend payout ratio is 35% and it is likely to modestly increase over time. The stock’s current yield is 2.4%; the company increased its dividend by 125% over the last year.

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

SuperValu, a grocery retailer, is engaged in a transforming deal by teaming up with Cerberus and CVS to purchase the assets of Albertsons. SuperValu acquired the best stores within the Albertsons network, with Cerberus and CVS purchasing the balance of the supermarket and stand-alone pharmacy locations. As a result, SuperValu’s base increased by 1,200 stores; its revenue should increase from $19 billion to $45 billion. Importantly, about 75% of its revenue will be from regions where it is either #1 or #2 in market share.

Penn West Energy Trust is a Canadian income trust with significant gas and oil production potential. It has three long-term projects worthy of note: 1) it has begun to farm out some of its 4.3 million acres of undeveloped land. Farming out is a minimally capital intensive method to monetize its large strategic land position; 2) the Seal Oil Sands Project has the potential to greatly enhance the company’s level of heavy oil production. (Initially, primary methods of production are being employed in the Seal project, resulting in less capital intensity. Ultimately, tertiary methods will be needed to greatly enhance production.) 3) it has begun to employ carbon dioxide recovery techniques to its largest conventional oil field, Pembina. Carbon flooding has been very successful in the U.S.

The semiconductor sector represents a growing source of dividend growth as more of these companies recognize the importance of returning excess capital to shareholders in an efficient manner. We like Xilinx because it has a growth business that requires modest capital in order to grow. As a result, it has accumulated a large cash balance ($4.00 per share). Xilinx initiated a dividend 3 years ago in recognition of its strong cash flow and large cash balance, and it has since grown it rapidly. Today, the payout ratio is approximately 45% and yield is 1.8%. The yield could be considered higher if the extra cash were disbursed through a special dividend immediately.

Outlook

The outlook for a dividend-focused approach is positive. Dividend-paying stocks have led the market higher over the last few years, a trend that looks sustainable for the foreseeable future. Since the tax law changes in 2003, the number of companies paying dividends has increased, the average rate of dividend increase has accelerated, and the stocks that pay dividends have outperformed as a group.

Despite these positive developments, the average payout ratio for S&P 500 companies remains historically low because recent earnings growth has been very strong. We believe many companies can “afford” to increase their payout ratio without negatively impacting their growth prospects.

We remain enthusiastic about the earnings growth opportunities for the companies in the Fund and we think that their current valuations are reasonable. In fact, many of our companies have experienced valuation compression over the last two years as earnings growth has outpaced share price appreciation. The fundamental drivers of growth are intact, capital market liquidity is great, investor sentiment is healthy, and valuations are attractive. We remain bullish on the prospects for our companies.

Thomas W. Vail

Managing Director and

Senior Portfolio Manager

Brian V. DiRubbio

Senior Vice President and

Senior Portfolio Manager

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/03 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.22%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Performance Summary

For the year ended March 31, 2007, the Excelsior Equity Opportunities Fund outperformed the S&P 500 Index. The relative outperformance can largely be attributed to individual stock picking in the industrials and health care sectors, and our sector overweight in materials and utilities. Offsetting this outperformance were individual stocks in the information technology and consumer discretionary sectors.

Performance Attribution

The strongest performers in the fiscal year were concentrated in the industrials and materials sector, led by Quanta, Bombardier, Vulcan, Monsanto, Rolls-Royce and Nucor. Sotheby’s and pharmaceutical company Novo Nordisk were strong performers as were financial firms New York Stock Exchange and American Capital Strategies, and utilities CenterPoint Energy and AES. Underperformers came from the consumer and technology sectors, including technology companies 3Com, Analog Devices and National Instruments; Furniture Brands, Timberland, and Eastman Kodak in the consumer space; and land-owner and developer St. Joe.

Portfolio Activity

Over the past 12 months, the Fund has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology (as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx); the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner), and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, our additions included stocks with global reach, such as Olam International, the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	Olam International (OLAM.SI) is a global supply chain manager of agricultural products and food ingredients. The company directly sources goods from over 40 countries and supplies 3,800 customers in 55 countries. Olam’s business model is unique in that it is integrated from the farm gate to the factory—without owning the underlying production process. Olam has projected earnings CAGR at 25%, giving confidence that there is significant growth ahead as the company expands into new commodities, new geographies and into an acquisitive growth phase.

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the Digital Signal Processors unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

Outlook

The Equity Opportunities team continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap.

Richard Bayles

Managing Director and

Senior Portfolio Manager

Fatima Dickey

Managing Director and

Portfolio Manager

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.31%
Net Expense Ratio	1.05%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Gavin, CFA

President and CIO of the Growth Equity Group

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.23%
Net Expense Ratio	1.20%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS TRUST MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.13%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

Performance Summary

For the twelve months ending in March 2007, the REIT universe performed well, with the Morgan Stanley REIT Index providing a total return of over 22%. This result outpaced most major market indices. Thematically the year was characterized by strong fundamentals resulting from good economic growth, as well as continued investor appetite for real estate. Throughout the past year, the group continued to attract capital—both the public markets, where real estate-dedicated funds experienced positive flows; and private capital, which has been put to work in buyouts of public real estate companies. Acquisitions of public companies for cash from private buyers led to a recycling of the capital back into the segment by real estate-dedicated investors. The one area of general economic weakness, housing, has not had a marked impact on the broader real estate market to date. In the various sectors there has been little new supply built, as commercial developers have been remarkably disciplined. As a result of these positive fundamentals, we continued to observe dividend growth at many REITs this past year. Of the National Association of REITs (NAREIT) universe of 142 REITs, 79 increased their dividend rates paid over the past 12 months.

Performance Attribution

Among the major property sectors, regional mall REITs had the best performance during the year; this performance was weighted toward year end. For the early part of this period, the regional malls lagged. The office companies also performed well during this period, with the best performance coming in the December quarter, at the height of the acquisition activity. Of the major sectors, the apartment REITs had the worst performance during the year ending March 2007; this sector actually outperformed in the beginning of the period, but underperformed more recently. Of the smaller sub-sectors of REITs, the health care companies had a very good year, whereas the manufactured housing companies fared poorly.

During the year, the fund underperformed the Morgan Stanley REIT benchmark. Although it is a small sector, our positioning in health care detracted most from performance over the past 12 months. We were underweight the sector and did not have exposure to some of the stronger performers. Also affecting our performance were some of the non-REITs; St. Joe, the land company based in the panhandle of Florida, was our worst performer this year.

Our best sector for the year was the office sector, where security selection improved results. The best total return came from Equity Office, a company that was purchased in the first quarter of 2007. Other strong performers in the office sector were S. L. Green and a smaller company, Digital Realty.

Portfolio Activity

During the year, several of our holdings—Equity Office, Trizec and Pan Pacific Realty—were purchased for cash. We sold three other companies: Brandywine Realty, Healthcare Realty Trust and Republic Properties. In each case we were disappointed in the results; in the case of Healthcare Realty, we felt there were better opportunities among other health care-related REITs.

During the year, our purchases included three newly public companies, Douglas Emmett, Digital Realty and Kite Realty. Douglas Emmett is an office company based in Southern California; Digital provides technology-related real estate; Kite is a small cap company focused on retail development and ownership.

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

We also purchased Ventas and Health Care REIT to complement our health care exposure. And lastly, we initiated a position in Taubman to provide greater exposure in regional malls.

Outlook

Economic activity and job creation are important for the underlying fundamentals of all real estate. Throughout this real estate cycle, there has been relatively less new supply in the office markets, driving a positive leasing environment across that important sector. In the apartment business, economic activity and a cooling housing market made for strong fundamentals. However, the conversion of apartment units to condominiums is no longer taking place, creating a headwind for some of the apartment companies.

To date, the acquisition appetite remains healthy, particularly from private buyers, providing a bonus to real estate valuations. We will carefully watch the credit markets in the coming months. The concerns about risk in the single-family mortgage business could move beyond that business into other real estate-related businesses but have not done so thus far.

Joan Ellis, CFA

Managing Director and

Senior Portfolio Manager

EXCELSIOR FUNDS, INC. REAL ESTATE FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.52%
Net Expense Ratio	1.25%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
***	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Performance Summary

For the Excelsior Small Cap Fund, results for the fiscal year ended March 31, 2007, came in well ahead of the Russell 2000 Index.

The year can best be characterized as highly volatile, given the summer’s 10% correction and February 27, 2007 sell-off that seemed to hit most equity asset classes in the same way, with declines of 3%-4%. The Fund’s investment program, however, always centers on stock selection rather than market calls; as a result, we had a handful of significant contributors that overpowered a relatively few laggards.

The enduring run in the small-cap asset class is now in its ninth year of outperformance relative to large stocks, as identified by the S&P 500 Index. For those attempting to time a switch from “small” to “large” to achieve relative performance, it has been a tough call. Obviously, the longer the run lasts, the more likely it is to turn at some point, but our valuation work and studies of other small cap cycles continue to be inconclusive in divining a locus in this cycle. Meanwhile, the combined effects of excess liquidity, driven by hedge funds and private equity partnerships, and the powerful trends of mergers, acquisitions and management-led buyouts should contribute to the drive of small companies in 2007 or at a minimum put a floor under the asset class. For our part, we just do what we do and try to be astute about it. Compared with many of our peers, the Excelsior Small Cap Fund holds relatively few positions, at 38. If and when a turn occurs, larger portfolios will reflect merely a call on the assets class. Our limited, stock-focused, approach should clearly differentiate our effort, for better or worse.

This is an interesting time. In the corporate real estate market, we witnessed a battle between Blackstone Group and Vornado Properties to overpay for the REIT, Equity Office Properties. When the smoke cleared, the new owner had paid an historically low “cap” rate and an historically high dollar price—this after a six-year period of outperformance by the entire sector. Today’s valuations do not leave much room for the little calamities that visit from time to time—lenders tightening standards (post the sub-prime mortgage sector collapse), higher long-term interest rates as the yield curve returns to its normal shape, a tenant going broke, etc. Elsewhere a private equity firm, Fortress Group, had its initial public offering; on the basis of a price-to-earnings metric, breathless new investors priced it at twice the valuation of Goldman Sachs, an excellent company with a hundred-year history that does many of the same things Fortress does and many other things as well. Another interesting headline was seen in the Wall Street Journal on April 2, 2007: “Eager Investors Lift Margin Debt To New Heights”. We are not bearish, but we are alert to extremes in the system that could produce some unhappy results.

Performance Attribution

Viewing the account-specific analysis, we will first look at annual attribution. While most economic sectors within the portfolio were positive, our most significant overweighted commitments to the consumer discretionary, industrials, and information technology sectors collaborated to provide returns in excess of the index’s return. Our largest underweighted sectors were consumer staples, health care, finance, and materials. Between these major over/under weighted sectors, we deployed capital fairly efficiently in the fiscal year as the decision to overweight one sector at the expense of another was additive.

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Stock-by-stock contribution was diverse by sector or theme; however, technology had the most representatives with CommScope (coaxial cable), Varian Semiconductor (up 90% in the fiscal year), FLIR (infrared cameras), Manhattan Associates (warehouse/inventory management software), Forrester Research (independent market and technology application), and Innovative Solutions (flat panel avionics displays; up approximately 75% in the fiscal year). Other significant contributors rounding out the top ten were long-term holdings Sotheby’s (the auction house), Kansas City Southern Railway, Quanta Services (electric and cable transmission), and Philadelphia Consolidated Insurance (niche property and casualty insurance).

The specific detractors were difficult to pin down by sector. NYSE market maker firm LaBranche and CACI Corp were the most notable detractors. In technology, Keane (information technology), Cabot Microdevices (semiconductor polishing), and Power Integrated Devices (energy saving microchips) all had a negative impact on annual returns. Others included Simpson Manufacturing (building related), and Thor Industries (RVs).

Portfolio Activity

For the year, the Fund saw little major activity. We sold outright our long-term position in Park National Corp. While Park has produced outstanding operating results, it operates in no-to-declining growth markets in Ohio. The combination of low revenue growth and an inverted curve has made earnings growth a challenge. Also eliminated was another longtime holding, CACI Corp. This provider of information technology services, primarily to the U.S. government, has seen project funding dry up as the Iraq War has subsumed available resources. Earnings growth has gone from flat to down. Elsewhere, EGL Logistics is the object of a management/private equity buyout, and Keane is in the process of being acquired by Caritor.

Outlook

We have never been inclined to make directional market projections, but rather seek individual investments that we believe represent low risk and above-average potential reward—as identified by a set of financial statistics, strong beliefs, fundamental principles, and judgment. This approach has served our investors well. On that count, we seek to continue to find many new and exciting companies that should contribute to performance in the quarters and years ahead.

Douglas H. Pyle

Managing Director and

Senior Portfolio Manager

EXCELSIOR FUNDS, INC. SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.21%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC. VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and

Senior Portfolio Manager

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.05%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Performance Summary

In the last fiscal year, emerging markets performed much better than might have been expected given the two crises that book-ended the year. The first crisis occurred in May/June 2006 and was sparked by fears stemming from excessive carry trade activity, falling commodity prices, and U.S. interest-rate concerns. The weakness at fiscal year end stemmed once again from carry trade fears, with concerns over the U.S. sub-prime mortgage market added to the mix.

In addition to these two broad-based periods of weakness, individual countries had to overcome walls of worry at different times. For instance, Latin American elections, especially in Brazil and Mexico, caused uncertainty, but the results ended up pleasing investors. Thailand implemented currency controls but negated that decision in a matter of days. And China’s stock market suffered from the Chinese government expressing concern over its growth rate (the Chinese economy continues to run hot, a constant risk factor). Finally, certain emerging markets proved susceptible to falling oil prices.

The ability to withstand these uncertainties could define 2006/2007 as the year emerging markets came of age. In times past, any one of these events could have curtailed sentiment for some time, but for the fiscal year ended March 31, 2007, the emerging markets were up over 20%.

Performance Attribution

The Excelsior Emerging Markets Fund was able to keep pace most of the year, even during the two weak periods discussed above. As we entered the final fiscal quarter, however, the situation began to change; the leaders of 2006 started to lag as smaller markets took over leadership from the large markets of Brazil, Russia, and China. Since the Fund was underweighted in smaller markets, and still favored China and Russia, the Fund struggled in the first calendar quarter of 2007, causing the Fund to underperform the benchmark for the fiscal year. However, we are confident in our country weightings, which favor the BRIC countries (Brazil, Russia, India, and China), in particular China, over the long term.

Portfolio Activity

In keeping with our low turnover, portfolio sales of positions in their entirety were limited in the fiscal year. KGHM, a leading copper producer in Poland; Polyus Gold, a Russian gold mining company; and Rostelecom, Russia’s long-distance provider were all sold. It is just by coincidence that all three were in Central Europe. KGHM and Polyus were sold in anticipation of commodity prices falling. Rostelecom was sold as its price target had been reached.

In Poland, PKO Bank, a large commercial bank was sold. In Brazil, the Fund sold Telemar Norte Leste (Telemar), a telecommunications company; Telemar attempted a restructuring that failed, and prospects in both its fixed and mobile businesses were not living up to our expectations.

The Fund established a new position in Gafisa, a Brazilian homebuilder. Falling inflation and interest rates are increasing the affordability and demand for homes in Brazil. Although there are quite a few Brazilian real estate plays at present, Gafisa is one of the most liquid, thanks to its ADR.

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Chunghwa Telecom, Taiwan’s leading telecommunications company was also added. Not only is the stock exposed to a sector we find very attractive, but it also sports a high yield.

Outlook

External drivers, such as exports, have been the driving forces behind emerging market returns, but this may be changing. New drivers are emerging that may propel solid returns in the years to come. We believe that these new drivers will be domestic in nature. Emerging market countries have generated strong export growth and attracted investment, both of which are funding sources that can facilitate domestic economic development. We believe these funds will find their way into demand for infrastructure, domestic consumption, and telecommunications. Also, financial firms (such as banks) should be able to prosper from demand for new products and the growth of financing opportunities.

There has been a wealth transfer from the developed to emerging world. Few emerging market economies are exhibiting strained financial conditions. A base has been created that could fuel future returns. In this new era of emerging markets, the BRIC countries will continue to play a significant role. Growth is strong, and investment is high in these large, growing countries. The Fund continues to seek out opportunities in these markets. In addition to the stalwart BRIC category, new and smaller markets may rise in stature. Countries such as Vietnam and many African nations, also called frontier markets, may boost the next phase of emerging markets performance.

In short, we believe emerging markets are well entrenched in a long-term bull market (though nothing is ever totally smooth in emerging markets and near term performance could be volatile) driven by a variety of countries, both large and small. To profit from these opportunities we will continue to employ a combination of top-down and bottom-up analysis in our process. Long term, this mixed approach has worked well, and we believe it will continue to do so going forward.

In closing, we believe emerging markets are here to stay and do warrant a long-term allocation in a wide variety of portfolios.

Donald Elefson, CFA

Managing Director and Portfolio Manager

EXCELSIOR FUNDS, INC. EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.92%
Net Expense Ratio	1.85%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.85%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC. INTERNATIONAL FUND

Performance Summary

International equity markets continued to strongly outperform the U.S. market for the year ending March 31, 2007. The performance differential was quite considerable, with the MSCI World ex-US Index producing a gain of over 20% compared to a gain of approximately 12% for the S&P 500 Index for the period. The strong positive comparison benefited from continuing U.S. dollar weakness versus most major currencies, with the exception of the Japanese yen.

The performance of the strongest and the weakest markets varied again to a considerable extent. Among the developed markets, Singapore returned approximately 45% for the year in U.S. dollar terms, followed by Spain (+38) and Australia (+35%). Singapore benefited from the strong economy and stock markets of China, whereas Spain strengthened based on takeover activity and Australia surprised with strong domestic economic growth. The weakest developed markets were Japan (+3.0%) and Canada (+12.1%). The Japanese stock market took a breather after superb performance in 2005, amid concerns about the underlying strength of the economic recovery. Emerging markets were somewhat neutral to developed returns last year as the MSCI EM Index performed in line with developed markets. The BRIC countries—Brazil, Russia, India and China—outperformed their brethren again, with a return of approximately 27%. Overall, the strongest performing major emerging market for the year was China (+47%), closely followed by Mexico (+40%) and Indonesia (+36%).

Performance Attribution

The Fund underperformed its benchmark for the year ending March 31, 2007. Stock selection produced an overall positive contribution to returns. Our overweight position in the telecommunications services sector was also helpful in this regard. Negative contributors to return were our overweight positions in information technology and health care, as well as our underweight position in utilities. Utilities, telecommunications services and consumer staples were the best performing sectors for the year. The weakest sectors were information technology and energy, with single digit returns, followed by health care. The Fund’s sector weightings stayed remarkably stable throughout the year. Health care, information technology, telecommunications services and consumer discretionary remains overweight, whereas our underweight sectors are financials, materials and utilities. Only the extent of the underweight and overweight percentages varied throughout the year. Individual stock performance contribution varied widely from quarter to quarter. Consistent with our investment philosophy, portfolio turnover was kept to a minimum.

Norwegian video conferencing solutions provider Tandberg ASA was the strongest performer in the fiscal year, returning over 100% during the period. Other strong contributors to performance included the German carbon and graphite materials producer SGL Carbon AG; Wm Morrison Supermarkets PLC; telecommunications company Telenor ASA; and Serco Group PLC, a commercial services company. Japanese stocks were some of the worst performers, including banking holding company, Mitsubishi UFJ Financial Group; Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; and electro-optics company Hoya Corporation. We continue to hold these positions as we have confidence in the recovery of the Japanese economy.

Portfolio Activity

In Asia, we sold Samsung Electronics, Hyundai Motor and Advanced Info Services.

EXCELSIOR FUNDS, INC.	INTERNATIONAL FUND

In Europe, we eliminated our positions in Depfa and Sanofi-Aventis due to concerns about the visibility of future growth. The German industrial conglomerate MAN was sold due to its involvement in a complicated and potentially disadvantageous M&A situation. We also sold Altana AG and British Sky Broadcasting Group plc. We felt that Altana had reached its full valuation potential subsequent to the disposal of its pharmaceuticals business. Concerns about the strategic direction of BSkyB caused us to sell our holdings in this company.

In Canada, we eliminated our holdings in Rona and Suncor for future earnings visibility reasons.

The Fund’s replacements for these holdings include the Canadian apparel manufacturer Gildan Activewear and Canadian National Railway. We established positions in the Australian-based specialty pharmaceutical company CSL and in Synthes, the Swiss medical products provider specializing in orthopedic trauma surgery.

Other purchases included Greek Postal Savings Bank and Reed Elsevier. Reed Elsevier is an international publishing group specializing in scientific, legal and business-to-business materials. Both companies feature strong earnings growth potential and reasonable valuations.

Outlook

We are continuing to maintain a very positive stance on international equities as an asset class. Our reasoning is based on key considerations in regard to earnings growth, comparative valuations, currency considerations and diversification benefits.

Europe continues to benefit from the EU expansion toward Central and Eastern Europe. Japan has seen positive GDP growth for the last five years now, and the foundations for the continuing recovery of the Japanese economy remain strong. Strong export performance to both the U.S. and China is expected to continue. Real estate prices in Tokyo are also confirming an overall sound recovery. Economic growth in most emerging markets continues to surprise on the upside, as well.

Most international markets currently trade at a 20-25% discount to the U.S. market as measured in terms of price to cash flow and price to book value relationships. We anticipate a continuation of the measured approach that most central banks have taken over the recent past and so expect few monetary policy surprises.

We anticipate a continued, if somewhat weaker, performance contribution from a weaker U.S dollar. Continued current account and federal budget deficits remain a concern to most market participants. The anticipated increase in short-term Eurozone interest rates will also negatively influence the relative interest rate relationship between the Dollar and the Euro, thus validating the recent strong performances of the Euro and the British Pound.

We are continuing to anticipate positive benefits from international diversification as the magnitude of anticipated returns should outpace opportunities in the U.S. The U.S. stock market accounts for about half of world market capitalization, which implies that the other half of investment opportunities lies elsewhere. Given our anticipated scenario above, this environment lends itself to enhanced returns from strong stock selection.

Reiner Triltsch, CFA

Managing Director Portfolio Manager and Head of International Equities

EXCELSIOR FUNDS, INC. INTERNATIONAL FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.58%
Net Expense Ratio	1.50%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International All Country World Index Free ex U.S. is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

Performance Summary

From a relative standpoint, the year was a difficult one for the Excelsior Pacific/Asia Fund, which trailed the MSCI AC Asia Pacific Index. Our overweight in Japanese small and mid-cap names was the main culprit. We continued fine-tuning the Fund’s exposure by country and sector, which resulted in higher than normal turnover for the most recent six months. The most significant change from a year ago was an in line weighting for Australia.

Currency had little effect on the fund’s performance over the past year. The Yen was essentially flat for the twelve months; however, we saw strength from the Australian dollar, up about 12%. Emerging markets currencies showed strength across the board, with the Thai Baht up about 16%, and the Malaysian Ringgit up about 6% as the outlook for that country remains firm for a number of reasons. The emerging opportunities in Malaysia and the Philippines look like they are the beginning of a new direction, both macro-economically and politically, for these two countries.

Performance Attribution

The top five contributors to performance in the past year were Indian telecom service provider Bharti Airtel Ltd; CSL Ltd., the Australian blood products company; Japanese-based interactive gaming company Nintendo; China Mobile; and Telekom Indonesia. For the fiscal year, the majority of the underperformance centered on our overweight in Japanese small and mid capitalization stocks. Poor performers included Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; Neomax, a seller of magnet, ceramic and ally products; and Gourmet Navigator, an internet search service provider for restaurants. The Fund’s holdings in Emerging Asia and the telecommunications services sector were the strongest performers from a relative standpoint.

Portfolio Activity

Over the course of the fiscal year, we decreased our Japanese exposure from over 60% to around 50%. We made some significant changes in the holdings, in many cases taking profits from successful investments made in the past. We brought our Australia weighting in line with the benchmark by adding two Australian banks, Commonwealth Bank and St. George’s Bank. We initiated exposure to Malaysia late last year and added further to it in the first quarter of 2007. We increased our Philippines weighting by adding two new holdings in the first quarter of 2007. We had already purchased Philippines telecom company, Global Telecom, in 2006. Other changes in the portfolio included decreasing the Fund’s weighting in technology and energy throughout the year and increasing our weighting in financial services.

Outlook

Throughout the last year the Asian markets, and Japan in particular, were quite volatile. We believe this volatility arose because investors were worried that U.S. housing demand is collapsing, that the U.S. economy is going into recession, and that this will be followed by a sharp slowdown in global growth. We would, however, encourage investors to look at the strong recent growth in the U.S. monetary base, which would certainly argue against excessive pessimism. Our views on the global economy may be of more interest, at least as viewed through the prism of our company universe—the 8,000 or so companies

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

listed in Japan and the rest of Asia. From what we see, there is little or no evidence of a slowdown. In fact, global economic growth appears to be accelerating. Results from the Japanese shipping companies tell us that, over the last few months, load factors have improved, and the steel companies talk of very tight markets and further price rises. Similarly, the evidence from the technology sector is encouraging. Monthly order figures from a range of companies indicate that the pace and timing of the recovery vary across industry sub-sectors; but almost without exception, these companies tell us that, over the last few months, inventories have declined and orders are recovering.

The Japanese economy is perceived as being particularly sensitive to changes in external demand. This perception goes a long way toward explaining the volatility of the last few weeks. However, there are several reasons to believe that Japan’s domestic economic growth will accelerate over the next year. In fact, GDP figures already show an improvement in consumption. The first reason for further optimism is the likelihood that earnings growth will pick up as some of the fruits of five years of strong corporate earnings growth, with, incidentally, a sixth to come, are finally being passed on to employees. The second reason for optimism relates to rising asset prices insomuch as these “increases in wealth” translate into higher consumption. In the richer areas of central Tokyo, where prices of residential real estate have nearly doubled over the last two years, there is already evidence of the impact of this “feel good” factor. We expect to see this expand outwards over the next year.

In China, we believe that the Shanghai and Shenzhen markets are due for a steep correction. Foreign investment managers own less that 1% of these markets, which are being driven by a speculative frenzy in China. The Chinese companies listed on the Hong Kong exchange as H shares have already corrected and their valuations are reasonable.

David J. Linehan, CFA

Managing Director and

Portfolio Manager

EXCELSIOR FUNDS, INC. PACIFIC/ASIA FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.62%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund

Shares		Value

COMMON STOCKS — 97.34%
	CONSUMER DISCRETIONARY — 10.30%
66,610	BorgWarner, Inc.	$5,023,726
36,000	Dillards, Inc., Class A	1,178,280
98,800	eBay(a)	3,275,220
1,155	Interpublic Group of Companies, Inc.(a)	14,218
157,000	John Wiley & Sons, Class A	5,928,320
119,870	Life Time Fitness, Inc.(a)	6,162,517
139,800	Sotheby’s Holdings, Inc., Class A	6,218,304
176,400	Target Corp.	10,453,464
116,800	Timberland Co., Class A(a)	3,040,304

		41,294,353

	CONSUMER STAPLES — 7.61%
88,200	Altria Group, Inc.	7,744,842
129,200	Anheuser Busch Cos., Inc.	6,519,432
51,200	Kellogg Co.	2,633,216
163,657	Senomyx, Inc.(a)	2,026,074
156,100	Wal-Mart Stores, Inc.	7,328,895
63,500	Wm. Wrigley Jr. Co.	3,234,055
19,974	Wm. Wrigley Jr. Co., Class B	1,014,679

		30,501,193

	ENERGY — 9.79%
104,063	Apache Corp.	7,357,254
37,100	Chevron Corp.	2,743,916
512,161	EL Paso Corp.	7,410,970
169,772	Exxon Mobil Corp.	12,809,297
13,200	Royal Dutch Shell plc ADR	875,160
105,500	Suncor Energy, Inc. ADR	8,054,925

		39,251,522

	FINANCIAL — 21.83%
278,467	Aegon N.V.	5,552,632
139,400	American Capital Strategies Ltd.	6,176,814
92,600	American Express Co.	5,222,640
56,591	American International Group, Inc.	3,804,047
18,520	Ameriprise Financial, Inc.	1,058,233
168,520	Bank of America Corp.	8,597,890
67	Berkshire Hathaway, Inc., Class A(a)	7,302,330
27,850	Goldman Sachs Group, Inc.	5,754,646
222,300	Leucadia National Corp.	6,540,066

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
49,088	Mellon Financial Corp.	$2,117,656
55,600	Merrill Lynch & Co., Inc.	4,540,852
85,000	NYSE Group, Inc.(a)	7,968,750
59,000	Progressive Corp.	1,287,380
97,500	RenaissanceRe Holdings Ltd.	4,888,650
213,100	State Street Corp.	13,798,225
73,800	Washington Mutual, Inc.	2,980,044

		87,590,855

	HEALTH CARE — 11.10%
180,800	Abbott Laboratories	10,088,640
22,100	Genzyme Corp. — General Division(a)	1,326,442
18,100	Hospira, Inc.(a)	740,290
178,744	Johnson & Johnson	10,771,113
101,100	Medtronic, Inc.	4,959,966
93,600	Novo-Nordisk A/S ADR	8,473,608
239,679	Pfizer, Inc.	6,054,292
9,000	Roche Holdings Ltd. ADR	792,513
51,100	Schering Plough Corp.	1,303,561

		44,510,425

	INDUSTRIALS — 12.02%
2,122,000	Bombardier, Inc., Class B(a)	8,566,514
115,600	Canadian National Railway Co.	5,102,584
52,100	Dover Corp.	2,543,001
82,600	Expeditors International of Washington, Inc.	3,413,032
387,069	General Electric Co.	13,686,759
91,749	Quanta Services, Inc.(a)	2,313,910
118,413	Rolls-Royce Group plc ADR	5,766,713
96,858	Simpson Manufacturing Co., Inc.	2,987,101
35,000	Tyco International Ltd.	1,104,250
78,500	Waste Management, Inc.	2,701,185

		48,185,049

	INFORMATION TECHNOLOGY — 10.23%
674,200	3com Corp.(a)	2,636,122
432,065	Cisco Systems, Inc.(a)	11,030,619
42,250	International Rectifier Corp.(a)	1,614,373
110,345	Microchip Technology, Inc.	3,920,558
316,700	Microsoft Corp.	8,826,429
183,500	National Instruments Corp.	4,813,205

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
141,200	NCR Corp.(a)	$6,745,124
50,000	Nvidia Corp.(a)	1,439,000

		41,025,430

	MATERIALS — 5.87%
119,300	Aracruz Cellulose S.A. ADR	6,259,671
136,000	Nucor Corp.	8,857,680
72,350	Vulcan Materials Co.	8,427,328

		23,544,679

	REAL ESTATE — 1.48%
113,400	St. Joe Co.	5,931,954

	UTILITIES — 7.11%
351,600	AES Corp.(a)	7,566,432
294,600	Sierra Pacific Resources(a)	5,120,148
247,000	TXU Corp.	15,832,700

		28,519,280

	Total COMMON STOCKS (Cost $208,186,325)	390,354,740

FOREIGN COMMON STOCKS — 2.34%
	BELGIUM — 0.77%
153,500	RHJ International(a)	3,075,454

	GERMANY — 1.32%
90,050	Bayerische Motoren Werke AG	5,319,042

	SINGAPORE — 0.25%
232,500	Singapore Exchange Ltd.	999,971

	TOTAL FOREIGN COMMON STOCKS (Cost $8,084,275)	9,394,467

Principal Amount		Value

REPURCHASE AGREEMENT — 0.29%
$1,150,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $1,150,485 (collateralized by U.S. Government Obligation, par value $913,000, 7.13%, 01/15/30; total market value $1,163,553)	$1,150,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,150,000)	1,150,000

TOTAL INVESTMENTS (Cost $217,420,600)	99.97%	$400,899,207
OTHER ASSETS IN EXCESS OF LIABILITIES	0.03	123,598

NET ASSETS	100.00%	$401,022,805

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $9,394,467 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.85%	$91,666,280
Industrials	12.02	48,185,049
Consumer Discretionary	11.62	46,613,395
Health Care	11.10	44,510,425
Information Technology	10.23	41,025,430
Energy	9.79	39,251,522
Consumer Staples	7.61	30,501,193
Utilities	7.11	28,519,280
Materials	5.87	23,544,679
Real Estate	1.48	5,931,954
Repurchase Agreement	0.29	1,150,000

Total Investment	99.97%	$400,899,207
Other Assets in Excess of Liabilities	0.03	123,598

Net Assets	100.00%	$401,022,805

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Energy and Natural Resources Fund

Shares		Value

COMMON STOCKS — 96.47%
	ENERGY— 67.26%
125,000	Allis-Chalmers Energy, Inc.(a)	$1,968,750
225,000	Arena Resources, Inc.(a)	11,277,000
200,000	Atwood Oceanics, Inc.(a)	11,738,000
162,740	BP plc ADR	10,537,415
225,000	Chevron Corp.	16,641,000
150,000	ConocoPhillips	10,252,500
206,388	Devon Energy Corp.	14,286,177
200,000	Endeavor International Corp.(a)	410,000
350,000	Energy Conversion Devices, Inc.(a)	12,229,000
225,000	Exxon Mobil Corp.	16,976,250
1,830,163	Gasco Energy, Inc.(a)	4,465,598
110,000	GlobalSantaFe Corp.	6,784,800
300,000	Grant Prideco, Inc.(a)	14,952,000
100,000	Hercules Offshore, Inc.(a)	2,626,000
3,650,000	Kodiak Oil & Gas Corp. ADR(a)	19,053,000
134,600	Nabors Industries Ltd.(a)	3,993,582
150,000	National-Oilwell, Inc.(a)	11,668,500
206,600	Newfield Exploration Co.(a)	8,617,286
300,000	Nova Biosource Fuels, Inc.(a)	825,000
450,000	Parallel Petroleum Corp.(a)	10,327,500
633,700	Petroquest Energy, Inc.(a)	7,407,953
225,000	Quicksilver Resources, Inc.(a)	8,948,250
297,000	Range Resources Corp.	9,919,800
231,000	Schlumberger Ltd.	15,962,100
252,600	Southwestern Energy Co.(a)	10,351,548
112,800	Suncor Energy, Inc. ADR	8,612,280
250,000	Sunoco, Inc.	17,610,000
175,000	Teton Energy Corp.(a)	847,000
562,400	TETRA Technologies, Inc.(a)	13,896,904
100,000	Transocean Sedco Forex, Inc.(a)	8,170,000
113,400	Ultra Petroleum Corp.(a)	6,024,942
300,000	Valero Energy	19,347,000
394,500	Willbros Group, Inc.(a)	8,892,030
166,666	XTO Energy, Inc.	9,134,963

		334,754,128

	INDUSTRIALS — 9.18%
150,000	Deere & Co.	16,296,000
440,000	DryShips, Inc.	9,913,200

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
350,000	General Electric Co.	$12,376,000
453,550	Omega Navigation Enterprises, Inc., Class A ADR	7,088,987

		45,674,187

	MATERIALS — 17.52%
200,000	Alcan, Inc.	10,440,000
147,500	Aracruz Cellulose S.A. ADR	7,739,325
11,400	Arizona Star Resource Corp.(a)	135,660
680,000	Claymont Steel Holdings, Inc.(a)	13,552,400
350,000	Companhia Vale do Rio Doce ADR	12,946,500
211,496	Freeport-McMoRan Copper & Gold, Inc. ADR	13,998,920
700,000	HudBay Minerals, Inc. ADR(a)	12,336,100
56,500	Ivanhoe Mines Ltd.(a)	648,620
700,000	Kinross Gold Corp.(a)	9,653,000
400,000	Yamana Gold, Inc.	5,744,000

		87,194,525

	UTILITIES — 2.51%
200,000	Consolidated Water Co. Ltd.	4,742,000
272,000	Williams Cos., Inc.	7,741,120

		12,483,120

	TOTAL COMMON STOCKS (Cost $428,360,162)	480,105,960

Contracts
PUT OPTION PURCHASED — 0.24%
13,400	Energy Select Sector Spider Fund Expires 06/16/07 strike price 56	1,206,000

	TOTAL PUT OPTION PURCHASED (Cost $1,131,362)	1,206,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Energy and Natural Resources Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 4.70%
$23,402,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $23,411,868 (collateralized by U.S. Government Obligations, ranging in par value $3,194,000-$10,405,000, 3.30%-5.25%, 02/13/08-01/27/20; total market value $23,632,144)	$23,402,000

	TOTAL REPURCHASE AGREEMENT (Cost $23,402,000)	23,402,000

TOTAL INVESTMENTS (Cost $452,893,524)	101.41%	$504,713,960
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.41)	(7,038,079)

NET ASSETS	100.00%	$497,675,881

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Energy	67.26%	$334,754,128
Materials	17.52	87,194,525
Industrials	9.18	45,674,187
Repurchase Agreement	4.70	23,402,000
Utilities	2.51	12,483,120
Put Options Purchased	0.24	1,206,000

Total Investment	101.41%	$504,713,960
Liabilities in Excess of Other Assets	(1.41)	(7,038,079)

Net Assets	100.00%	$497,675,881

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund

Shares		Value

COMMON STOCKS — 91.59%
	CONSUMER DISCRETIONARY — 9.21%
110,000	CBS Corp., Class B	$3,364,900
100,000	Circuit City Stores, Inc.	1,853,000
90,000	Home Depot, Inc.	3,306,600
8,000	Idearc, Inc.	280,800
140,000	Leggett & Platt, Inc.	3,173,800
225,000	Newell Rubbermaid, Inc.	6,995,250
135,000	Time Warner, Inc.	2,662,200
5,000	Time Warner Cable, Inc., Class A(a)	187,350

		21,823,900

	CONSUMER STAPLES — 5.53%
78,000	Altria Group, Inc.	6,849,180
160,000	SUPERVALU, Inc.	6,251,200

		13,100,380

	ENERGY — 9.69%
70,000	BP plc ADR	4,532,500
112,000	Chevron Corp.	8,283,520
195,000	Halliburton Co.	6,189,300
135,000	Penn West Energy Trust	3,966,300

		22,971,620

	FINANCIAL — 18.96%
300,000	Arthur J. Gallagher & Co.	8,499,000
113,000	Citigroup, Inc.	5,801,420
105,000	Freddie Mac	6,246,450
185,000	Mellon Financial Corp.	7,980,900
80,000	Morgan Stanley	6,300,800
95,000	RenaissanceRe Holdings Ltd.	4,763,300
153,000	U.S. BanCorp.	5,350,410

		44,942,280

	HEALTH CARE — 6.59%
75,000	Medtronic, Inc.	3,679,500
105,000	Novartis AG ADR	5,736,150
80,000	Pharmaceutical Holders Trust Index Fund	6,213,600

		15,629,250

	INDUSTRIALS — 10.73%
160,000	Dover Corp.	7,809,600
195,000	General Electric Co.	6,895,200
170,000	Honeywell International, Inc.	7,830,200
60,000	Hubbell, Inc., Class B	2,894,400

		25,429,400

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 12.33%
225,000	Electronic Data Systems Corp.	$6,228,000
145,000	Linear Technology Corp.	4,580,550
210,000	Microsoft Corp.	5,852,700
290,000	Nokia Oyj ADR	6,646,800
230,000	Xilinx, Inc.	5,917,900

		29,225,950

	MATERIALS — 13.54%
284,310	Domtar Corp.(a)	2,646,926
67,000	Eastman Chemical Co.	4,243,110
235,000	Packaging Corp. of America	5,734,000
56,047	Pope Resources Ltd.	2,248,606
32,000	Rayonier, Inc.	1,376,000
395,000	RPM, Inc.	9,124,500
90,000	Weyerhaeuser Co.	6,726,600

		32,099,742

	TELECOMMUNICATION SERVICES — 5.01%
147,000	AT&T, Inc.	5,796,210
160,000	Verizon Communications, Inc.	6,067,200

		11,863,410

	TOTAL COMMON STOCKS (Cost $178,895,931)	217,085,932

FOREIGN COMMON STOCKS — 3.39%
	UNITED KINGDOM — 3.39%
466,720	Pearson plc	8,028,863

	TOTAL FOREIGN COMMON STOCKS (Cost $5,553,970)	8,028,863

CONVERTIBLE PREFERRED STOCKS — 2.69%
	CONSUMER DISCRETIONARY — 2.42%
76,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,717,760
133,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	3,019,100

		5,736,860

	ENERGY — 0.27%
16,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	640,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,311,099)	6,376,860

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

Contracts		Value

CALL OPTIONS PURCHASED — 1.42%
500	Circuit City Stores, Inc. Expires 01/17/09 strike price 17.50	$210,000
915	Circuit City Stores, Inc. Expires 01/17/09 strike price 20	274,500
1,100	Home Depot, Inc. Expires 01/18/08 strike price 35	473,000
200	Home Depot, Inc. Expires 01/17/09 strike price 30	182,000
2,300	Time Warner, Inc. Expires 01/18/08 strike price 15(b)	1,311,000
300	Time Warner, Inc. Expires 01/17/09 strike price 15	177,000
500	Xilinx, Inc. Expires 01/18/08 strike price 20	340,000
500	Xilinx, Inc. Expires 01/17/09 strike price 20	395,000

	TOTAL CALL OPTIONS PURCHASED (Cost $3,717,864)	3,362,500

Principal Amount
REPURCHASE AGREEMENT — 0.53%
$1,248,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,248,526 (collateralized by U.S. Government Obligation, par value $1,270,000, 4.88%, 01/27/20; total market value $1,258,834)	1,248,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,248,000)	$1,248,000

TOTAL INVESTMENTS (Cost $194,726,864)	99.62%	$236,102,155
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38	901,563

NET ASSETS	100.00%	$237,003,718

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public limited company

When-issued—Security that is conditionally traded on an exchange prior to the date the security in issued.

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $8,028,863 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.96%	$44,942,280
Consumer Discretionary	15.02	35,589,623
Materials	13.54	32,099,742
Information Technology	12.33	29,225,950
Industrials	10.73	25,429,400
Energy	9.96	23,611,620
Health Care	6.59	15,629,250
Consumer Staples	5.53	13,100,380
Telecommunication	5.01	11,863,410
Call Options Purchased	1.42	3,362,500
Repurchase Agreement	0.53	1,248,000

Total Investment	99.62%	$236,102,155
Other Assets in Excess of Liabilities	0.38	901,563

Net Assets	100.00%	$237,003,718

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 90.31%
	CONSUMER DISCRETIONARY — 11.74%
105,750	BorgWarner, Inc.	$7,975,665
148,100	Dillards, Inc., Class A	4,847,313
155,000	John Wiley & Sons, Class A	5,852,800
148,450	Life Time Fitness, Inc.(a)	7,631,815
203,200	Sotheby’s Holdings, Inc., Class A	9,038,336
167,000	Timberland Co., Class A(a)	4,347,010

		39,692,939

	CONSUMER STAPLES — 4.42%
144,600	Anheuser Busch Cos., Inc.	7,296,516
220,000	Senomyx, Inc.(a)	2,723,600
96,600	Wm. Wrigley Jr. Co.	4,919,838

		14,939,954

	ENERGY — 8.52%
98,000	Apache Corp.	6,928,600
571,000	EL Paso Corp.	8,262,370
87,500	Exxon Mobil Corp.	6,601,875
91,550	Suncor Energy, Inc. ADR	6,989,843

		28,782,688

	FINANCIAL — 16.24%
386,100	Aegon N.V.	7,698,834
155,000	American Capital Strategies Ltd.	6,868,050
79	Berkshire Hathaway, Inc., Class A(a)	8,610,210
41,500	Lehman Brothers Holding, Inc.	2,907,905
269,000	Leucadia National Corp.	7,913,980
106,000	NYSE Group, Inc.(a)	9,937,499
206,000	Progressive Corp.	4,494,920
128,000	RenaissanceRe Holdings Ltd.	6,417,920

		54,849,318

	HEALTH CARE — 8.42%
97,100	Johnson & Johnson	5,851,246
105,000	Medtronic, Inc.	5,151,300
105,100	Novo-Nordisk A/S ADR	9,514,703
90,150	Roche Holdings Ltd. ADR	7,938,339

		28,455,588

	INDUSTRIALS — 15.95%
2,833,000	Bombardier, Inc., Class B(a)	11,436,820
127,700	Canadian National Railway Co.	5,636,678
150,200	Expeditors International of Washington, Inc.	6,206,264

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
160,100	General Electric Co.	$5,661,136
426,200	Quanta Services, Inc.(a)	10,748,764
181,700	Rolls-Royce Group plc ADR	8,848,790
173,700	Simpson Manufacturing Co., Inc.	5,356,908

		53,895,360

	INFORMATION TECHNOLOGY — 5.82%
1,430,000	3com Corp.(a)	5,591,300
86,400	International Rectifier Corp.(a)	3,301,344
152,400	Microchip Technology, Inc.	5,414,772
205,000	National Instruments Corp.	5,377,150

		19,684,566

	MATERIALS — 11.45%
120,250	Aracruz Cellulose S.A. ADR	6,309,518
20,500	IPSCO, Inc.	2,693,700
184,300	Monsanto Co.	10,129,128
127,900	Nucor Corp.	8,330,127
96,400	Vulcan Materials Co.	11,228,672

		38,691,145

	REAL ESTATE — 1.56%
101,100	St. Joe Co.	5,288,541

	UTILITIES — 6.19%
430,600	AES Corp.(a)	9,266,512
239,000	Centerpoint Energy, Inc.	4,287,660
424,100	Sierra Pacific Resources(a)	7,370,858

		20,925,030

	TOTAL COMMON STOCKS (Cost $251,082,492)	305,205,129

FOREIGN COMMON STOCKS — 5.90%
	BELGIUM — 1.77%
299,000	RHJ International(a)	5,990,623

	GERMANY — 1.66%
95,200	Bayerische Motoren Werke AG	5,623,241

	SINGAPORE — 2.47%
1,600,000	Olam International Ltd.	3,213,760
1,190,385	Singapore Exchange Ltd.	5,119,786

		8,333,546

	TOTAL FOREIGN COMMON STOCKS (Cost $18,425,117)	19,947,410

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 3.87%
$13,082,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $13,087,516 (collateralized by U.S. Government Obligations, ranging in par value $4,185,000-$4,500,000, 4.60%-5.46%, 04/11/08-03/08/13; total market value $13,232,533)	$13,082,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,082,000)	13,082,000

TOTAL INVESTMENTS (Cost $282,589,609)	100.08%	$338,234,539
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(254,789)

NET ASSETS	100.00%	$337,979,750

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $19,947,410 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	19.53%	$65,959,727
Industrials	15.95	53,895,360
Consumer Discretionary	13.40	45,316,180
Materials	11.45	38,691,145
Energy	8.52	28,782,688
Health Care	8.42	28,455,588
Utilities	6.19	20,925,030
Information Technology	5.82	19,684,566
Consumer Staples	5.37	18,153,714
Repurchase Agreements	3.87	13,082,000
Real estate	1.56	5,288,541

Total Investment	100.08%	$338,234,539
Other Assets in Excess of Liabilities	(0.08)	(254,789)

Net Assets	100.00%	$337,979,750

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of
	Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Real Estate Fund

Shares		Value

COMMON STOCKS — 98.84%
	CONSUMER DISCRETIONARY — 1.92%
45,000	Starwood Hotels & Resorts Worldwide, Inc.	$2,918,250

	FINANCIAL — 3.08%
100,000	iStar Financial, Inc.	4,683,000

	INDUSTRIALS — 1.68%
50,700	Alexander & Baldwin, Inc.	2,557,308

	REAL ESTATE — 91.77%
80,000	AMB Property Corp.	4,703,200
39,500	Apartment Investment & Management Co., Class A	2,278,755
90,000	Archstone-Smith Trust	4,885,200
37,784	AvalonBay Communities, Inc.	4,911,920
80,000	BioMed Realty Trust, Inc.	2,104,000
55,000	Boston Properties, Inc.	6,457,000
38,300	Camden Property Trust	2,692,873
55,100	Cedar Shopping Centers, Inc.	892,620
110,000	Cousins Properties, Inc.	3,614,600
80,000	Digital Reality Trust, Inc.	3,192,000
100,000	Douglas Emmett, Inc.	2,553,000
105,000	Duke Realty Corp.	4,564,350
120,000	Equity Inns, Inc.	1,965,600
111,820	Equity Residential	5,393,079
60,000	Federal Realty Investment Trust	5,437,200
69,600	Forest City Enterprises, Inc., Class A	4,606,128
80,000	Health Care REIT, Inc.	3,512,000
30,000	Highland Hospitality Corp.	534,000
45,300	Home Properties of New York, Inc.	2,392,293
148,910	Host Marriott Corp.	3,917,822
113,032	Kimco Realty Corp.	5,509,180
160,000	Kite Realty Group Trust	3,192,000
100,000	Liberty Property Trust	4,872,000
40,700	Macerich Co.	3,759,052
55,000	Maguire Properties, Inc.	1,955,800
103,124	Prologis	6,695,841
50,100	Public Storage, Inc.	4,742,967
160,000	Senior Housing Properties Trust	3,824,000
63,000	Simon Property Group, Inc.	7,008,750
25,600	SL Green Realty Corp.	3,511,808
57,300	St. Joe Co.	2,997,363

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
70,000	Taubman Centers, Inc.	$4,059,300
140,300	U-Store-It Trust	2,822,836
75,000	Ventas, Inc.	3,159,750
55,000	Vornado Realty Trust	6,563,700
89,175	Weingarten Realty Investors	4,241,163

		139,523,150

	TELECOMMUNICATION SERVICES — 0.39%
18,300	Crown Castle International Corp.(a)	587,979

	TOTAL COMMON STOCKS (Cost $97,709,064)	150,269,687

Principal Amount
REPURCHASE AGREEMENT — 1.24%
$1,882,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,882,794 (collateralized by U.S. Government Obligation, par value $1,840,000, 5.65%, 10/24/13; total market value $1,927,049)	1,882,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,882,000)	$1,882,000

TOTAL INVESTMENTS (Cost $99,591,064)	100.08%	$152,151,687
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(125,711)

NET ASSETS	100.00%	$152,025,976

(a)	Non-income producing security

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Real Estate Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Real Estate	91.77%	$139,523,150
Financial	3.08	4,683,000
Consumer Discretionary	1.92	2,918,250
Industrials	1.68	2,557,308
Repurchase Agreement	1.24	1,882,000
Telecommunication Services	0.39	587,979

Total Investment	100.08%	$152,151,687
Liabilities in Excess of Other Assets	(0.08)	(125,711)

Net Assets	100.00%	$152,025,976

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.79%
	CONSUMER DISCRETIONARY —18.92%
860,000	Cabelas, Inc.(a)	$21,336,600
220,000	Columbia Sportswear Co.	13,708,200
500,000	Leapfrog Enterprises, Inc.(a)	5,350,000
1,200,000	Nautilus, Inc.	18,516,000
600,000	Oakley, Inc.	12,084,000
540,000	Sotheby’s Holdings, Inc., Class A	24,019,200
700,000	Talbots, Inc.	16,534,000
380,000	Thor Industries, Inc.	14,968,200
200,000	Urban Outfitters, Inc.(a)	5,302,000

		131,818,200

	CONSUMER SERVICES — 2.04%
340,000	P.F. Chang’s China Bistro, Inc.(a)	14,239,200

	ENERGY — 4.52%
540,000	Helix Energy Solutions Group, Inc.(a)	20,136,600
460,000	TETRA Technologies, Inc.(a)	11,366,600

		31,503,200

	FINANCIAL — 12.11%
380,000	GFI Group, Inc.(a)	25,828,600
200,000	Greenhill & Co., Inc.	12,278,000
360,000	Jefferies Group, Inc.	10,422,000
540,000	Nara Bancorp, Inc.	9,455,400
600,000	Philadelphia Consolidated Holdings Corp.(a)	26,394,000

		84,378,000

	HEALTH CARE — 6.29%
460,000	Arrow International, Inc.	14,793,600
520,000	Kensey Nash Corp.(a)	15,860,000
300,000	Molina Healthcare, Inc.(a)	9,177,000
1,000,000	Orthovita, Inc.(a)	2,920,000
40,000	Pharmanet Development Group, Inc.(a)	1,040,000

		43,790,600

	INDUSTRIALS — 29.75%
660,000	FLIR Systems, Inc.(a)	23,542,200
740,000	FTI Consulting, Inc.(a)	24,856,600

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
700,000	Hewitt Associates, Inc., Class A(a)	$20,461,000
930,000	Innovative Solutions & Support, Inc.(a)	23,547,600
660,000	Kansas City Southern(a)	23,482,800
1,200,000	MPS Group, Inc.(a)	16,980,000
1,000,000	Quanta Services, Inc.(a)	25,220,000
520,000	Shaw Group, Inc.(a)	16,260,400
600,000	Simpson Manufacturing Co., Inc.	18,504,000
260,000	Triumph Group, Inc.	14,388,400

		207,243,000

	INFORMATION TECHNOLOGY — 19.69%
500,000	CommScope, Inc.(a)	21,450,000
660,000	Forrester Research, Inc.(a)	18,717,600
1,100,000	Kulicke & Soffa Industries, Inc.(a)	10,175,000
880,000	Manhattan Associates, Inc.(a)	24,138,400
700,000	Plantronics, Inc.	16,534,000
400,000	Power Integrations(a)	9,060,000
600,000	Technitrol, Inc.	15,714,000
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	21,352,000

		137,141,000

	MATERIALS — 1.92%
400,000	Cabot Microelectronics Corp.(a)	13,404,000

	TELECOMMUNICATION SERVICES — 2.13%
1,400,000	Andrew Corp.(a)	14,826,000

	UTILITIES — 1.42%
440,000	Aqua America, Inc.	9,878,000

	TOTAL COMMON STOCKS (Cost $479,327,610)	688,221,200

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.53%
$10,628,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $10,632,482 (collateralized by U.S. Government Obligation, par value $10,507,000, 6.13%, 12/01/17; total market value $10,840,729)	$10,628,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,628,000)	10,628,000

TOTAL INVESTMENTS (Cost $489,955,610)	100.32%	$698,849,200
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.32)	(2,256,893)

NET ASSETS	100.00%	$696,592,307

(a)	Non-income producing security

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	29.75%	$207,243,000
Information Technology	19.69	137,141,000
Consumer Discretionary	18.92	131,818,200
Financial	12.11	84,378,000
Health Care	6.29	43,790,600
Energy	4.52	31,503,200
Telecommunication Services	2.13	14,826,000
Consumer Services	2.04	14,239,200
Materials	1.92	13,404,000
Repurchase Agreement	1.53	10,628,000
Utilities	1.42	9,878,000

Total Investment	100.32%	$698,849,200
Liabilities in Excess of Other Assets	(0.32)	(2,256,893)

Net Assets	100.00%	$696,592,307

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co.(a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000
1,700,000	Union Pacific Corp.	172,635,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
4,250,000	United Rentals, Inc.(a)	$116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000
900,000	Ventas, Inc.	37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	$262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000

	MATERIALS — 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 105	(1,520,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 90.40%
	ARGENTINA — 1.75%
931,800	Telecom Argentina S.A. ADR(a)	$19,884,612

	BRAZIL — 7.35%
841,674	Arcelor Brazil S.A.	19,700,232
431,400	Companhia Vale do Rio Doce S.A.	15,983,985
516,832	Diagnosticos da America S.A.(a)	11,419,344
210,000	Gafisa S.A. ADR(a)	5,355,000
398,800	Gol Linhas Aereas Inteligentes S.A. ADR	12,135,484
215,400	Uniao de Bancos Brasileiros S.A.	18,838,884

		83,432,929

	CHILE — 0.86%
195,000	Banco Santander Chile S.A. ADR	9,724,650

	CHINA — 13.94%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)	23,836,803
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	19,132,698
42,614,000	China Construction Bank, Class H (Hong Kong)	24,240,683
620,797	China Mobile Ltd. ADR (Hong Kong)	27,842,744
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	17,695,045
17,823,252	Far East Consortium International Ltd. (Hong Kong)	7,488,513
2,647,000	Industrial & Commercial Bank of China (Hong Kong)(a)	1,471,330
15,539,400	People’s Food Holdings Ltd.	15,331,163
131,700	PetroChina Co. Ltd. ADR	15,420,753
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	5,691,008

		158,150,740

	COLUMBIA — 0.96%
392,800	Bancolombia S.A. ADR	10,876,632

	INDIA — 4.47%
339,350	ICICI Bank Ltd. ADR	12,471,113
240,400	India Fund, Inc.(b)	9,168,856

Shares		Value

COMMON STOCKS — (continued)
	INDIA — (continued)
222,900	State Bank of India GDR(c)(d)	$14,000,128
655,700	Suzlon Energy Ltd.	15,026,990

		50,667,087

	INDONESIA — 3.51%
28,198,700	PT Indocement Tunggal Prakarsa Tbk	15,712,804
22,402,700	PT Telekomunikasi Indonesia Tbk	24,119,251

		39,832,055

	MALAYSIA — 4.51%
1,882,600	Genting Berhad	21,644,856
6,454,950	Public Bank Berhad	16,796,781
4,404,300	Telekom Malaysia Berhad	12,743,885

		51,185,522

	MEXICO — 10.68%
428,100	America Movil S.A. de C.V., Series L ADR	20,458,899
405,244	Cemex S.A.B de C.V. ADR	13,271,741
262,600	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	11,291,800
801,355	Grupo Elektra S.A.	12,453,662
2,124,100	Grupo Televisa S.A.	12,651,633
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	12,136,892
5,959,029	Urbi Desarrollos Urbanos S.A. de C.V.(a)	24,650,417
3,330,082	Wal-Mart de Mexico S.A. de C.V.	14,221,989

		121,137,033

	RUSSIA — 8.25%
210,200	Lukoil Co. ADR	18,161,280
103,200	MMC Norilsk Nickel ADR	19,143,600
368,100	Mobile TeleSystems ADR	20,598,876
421,350	OAO Gazprom ADR	17,645,323
464,000	RBC Information Systems ADR(a)	18,096,000

		93,645,079

	SOUTH AFRICA — 6.97%
2,911,042	African Bank Investments Ltd.	12,159,057
704,600	Gold Fields Ltd. ADR	13,021,008

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — (continued)
1,522,224	MTN Group Ltd.	$20,644,880
405,500	Sasol Ltd.	13,548,385
861,916	Telekom South Africa Ltd.	19,703,763

		79,077,093

	SOUTH KOREA — 13.39%
337,802	Hana Financial Group, Inc.	17,448,510
650,638	KT Corp. ADR	14,567,785
421,680	LG Cable Ltd.	18,391,544
120,562	LG Home Shopping, Inc.	8,748,113
13,000	Lotte Chilsung Beverage Co. Ltd.	16,574,190
135,810	NCSoft Corp.(a)	8,922,644
101,567	Pacific Corp.	14,917,642
63,570	Samsung Electronic Co. Ltd.	37,914,018
614,685	SK Telecom Co. Ltd. ADR	14,395,923

		151,880,369

	TAIWAN — 7.19%
817,900	Chunghwa Telecom Co. Ltd. ADR	16,292,568
3,114,471	Hon Hai Precision, Inc.	20,814,502
6,673,453	President Chain Store Corp.	16,314,127
11,780,387	Synnex Technology International Corp.	14,581,583
233,704	Taiwan Semiconductor Manufacturing Co. Ltd.	475,681
1,212,264	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,031,838

		81,510,299

	THAILAND — 0.99%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	11,246,697

	TURKEY — 2.13%
872,210	Akbank T.A.S. ADR(c)(d)	11,692,325
1,112,582	Arcelik A.S.	7,500,339
1,016,704	Turkiye Vakiflar Bankasi T.A.O.(a)	2,282,098
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D	2,655,359

		24,130,121

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.45%
428,800	Anglo American plc (South Africa shares)	$22,641,042
712,500	Kazakhmys plc	16,481,436

		39,122,478

	TOTAL COMMON STOCKS (Cost $658,437,278)	1,025,503,396

PREFERRED STOCKS — 5.39%
	BRAZIL — 4.54%
769,836	Banco Bradesco S.A.	15,701,021
315,754,000	Companhia Energetica de Minas Gerais	15,486,405
906,800	Petroleo Brasileiro S.A.	20,317,463

		51,504,889

	SOUTH KOREA — 0.85%
246,300	Hyundai Motor Co. Ltd.	9,641,771

	TOTAL PREFERRED STOCKS (Cost $28,204,675)	61,146,660

Principal Amount
REPURCHASE AGREEMENT — 4.10%
$46,464,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $46,483,592 (collateralized by U.S. Government Obligations, ranging in par value $1,400,000-$8,000,000, 2.35%-5.81%, 07/09/07-02/22/16; total market value $47,043,406)	46,464,000

	TOTAL REPURCHASE AGREEMENT (Cost $46,464,000)	$46,464,000

TOTAL INVESTMENTS (Cost $733,105,953)	99.89%	$1,133,114,056
OTHER ASSETS IN EXCESS OF LIABILITIES	0.11	1,299,423

NET ASSETS	100.00%	$1,134,413,479

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

(a)	Non-income producing security
(b)	Closed-end Management Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,692,453 or 2.26% of net assets.
(d)	Represents an illiquid security as of March 31, 2007.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $681,294,860 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Telecommunication Services	20.68%	$234,636,776
Financial	17.78	201,683,886
Industrials	12.18	138,241,847
Materials	10.42	118,188,134
Energy	10.20	115,656,321
Consumer Discretionary	8.94	101,367,158
Information Technology	7.96	90,332,041
Consumer Staples	5.81	65,955,693
Repurchase Agreement	4.10	46,464,000
Health Care	1.01	11,419,344
Investment Companies	0.81	9,168,856

Total Investment	99.89%	$1,133,114,056
Other Assets in Excess of Liabilities	0.11	1,299,423

Net Assets	100.00%	$1,134,413,479

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund

Shares		Value

COMMON STOCKS — 96.80%
	AUSTRALIA — 3.39%
180,100	CSL Ltd.	$11,970,062
151,213	Rio Tinto Ltd.	9,621,493

		21,591,555

	BELGIUM — 1.45%
51,600	Umicore	9,209,370

	CANADA — 2.76%
173,000	Canadian National Railway Co.	7,632,265
168,600	Gildan Activewear, Inc.(a)	9,933,114

		17,565,379

	CHINA — 2.28%
59,400	PetroChina Co. Ltd. ADR	6,955,146
653,000	Sun Hung Kai Properties Ltd. (Hong Kong)	7,547,181

		14,502,327

	FINLAND — 2.60%
259,400	Fortum Oyj	7,553,772
391,100	Nokia Oyj	9,010,767

		16,564,539

	FRANCE — 6.87%
218,728	AXA S.A.	9,300,999
69,950	BNP Paribas S.A.	7,315,627
125,056	Carrefour S.A.	9,165,254
45,234	Compagnie Generale de Geophysique S.A. (CGG)(a)	9,520,020
120,756	Total S.A.	8,435,187

		43,737,087

	GERMANY — 6.09%
164,100	Adidas-Salomon AG	8,938,409
140,200	Bayerische Motoren Werke AG	8,281,285
160,300	Rhoen-Klinikum AG	9,620,800
362,300	SGL Carbon AG(a)	11,937,113

		38,777,607

	GREECE — 1.35%
342,400	Greek Postal Savings Bank(a)	8,628,459

	INDONESIA — 1.42%
8,413,600	PT Telekomunikasi Indonesia Tbk	9,058,271

Shares		Value

COMMON STOCKS — (continued)
	IRELAND — 1.49%
443,137	Bank of Ireland	$9,505,023

	ITALY — 2.31%
231,590	ENI S.p.A.	7,535,552
280,336	Permasteelisa S.p.A.	7,166,773

		14,702,325

	JAPAN — 22.09%
179,000	Canon, Inc.	9,612,903
395,700	Casio Computer Co. Ltd.	8,626,608
428,963	Chiyoda Corp.	9,371,104
372,400	Don Quijote Co. Ltd.	7,262,637
104,500	FANUC Co. Ltd.	9,684,151
248,000	Hoya Corp.	8,194,705
32,400	Keyence Corp.	7,291,073
94,400	Kyocera Corp.	8,870,248
204,100	Millea Holdings, Inc.	7,522,394
840	Mitsubishi Tokyo Financial Group, Inc.	9,465,649
452,000	Nikon Corp.	9,488,277
4,500	NTT DoCoMo, Inc.	8,291,357
963,000	Sumitomo Trust & Banking Co. Ltd.	9,992,651
160,000	Takeda Pharmaceutical Co. Ltd.	10,478,438
1,022,700	The Bank of Fukuoka Ltd.(b).	8,162,696
90,700	Yamada Denki Co. Ltd.	8,414,968

		140,729,859

	MEXICO — 2.46%
175,300	America Movil S.A. de C.V., Series L ADR	8,377,587
222,924	Cemex S.A.B de C.V. ADR	7,300,761

		15,678,348

	NETHERLANDS — 3.14%
249,400	ABN Amro Holding NV	10,745,042
544,900	Qiagen NV(a)	9,246,638

		19,991,680

	NORWAY — 3.46%
559,900	Tandberg ASA	11,580,908
591,800	Telenor ASA	10,451,745

		22,032,653

	SINGAPORE — 1.66%
752,000	DBS Group Holdings Ltd.	10,587,671

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SPAIN — 4.04%
513,000	Banco Santander Central Hispano S.A.	$9,157,121
241,000	Repsol YPF S.A.	8,119,989
381,246	Telefonica S.A.	8,441,669

		25,718,779

	SWEDEN — 1.55%
183,800	Svenska Cellulosa AB	9,843,177

	SWITZERLAND — 4.71%
252,400	Micronas Semiconductor AG	5,238,986
49,310	Roche Holdings AG	8,761,769
71,600	Synthes, Inc.	8,867,886
119,900	UBS AG(a)	7,151,930

		30,020,571

	TAIWAN — 2.95%
1,527,241	Hon Hai Precision, Inc.	10,206,793
800,808	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,608,686

		18,815,479

	TURKEY — 1.17%
1,101,800	Arcelik A.S.	7,427,654

	UNITED KINGDOM — 17.56%
692,600	BG Group	9,989,649
804,700	Cadbury Schweppes plc	10,341,382
314,673	GlaxoSmithKline plc	8,684,944
438,400	HSBC Holdings plc	7,676,017
671,500	Paragon Group plc	7,664,914
172,877	Reckitt Benckiser plc	9,014,282
694,000	Reed Elsevier plc	8,314,845
240,242	Royal Bank of Scotland Group plc	9,403,981
1,785,500	Sage Group plc (The)	9,087,223
1,176,942	Serco Group plc	10,644,672
509,400	Shire plc	10,515,250
1,730,276	William Morrison Supermarkets plc	10,513,091

		111,850,250

	TOTAL COMMON STOCKS (Cost $459,574,539)	616,538,063

Principal Amount		Value

REPURCHASE AGREEMENT — 3.84%
$24,450,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/06, to be repurchased 4/02/07, repurchase price $24,460,310 (collateralized by U.S. Government Obligations, ranging in par value $7,330,000- $9,285,000, 2.75%-5.30%, 03/14/08-07/21/20; total market value $24,717,230)	$24,450,000

	TOTAL REPURCHASE AGREEMENT (Cost $24,450,000)	24,450,000

TOTAL INVESTMENTS (Cost $484,024,539)	100.64%	$640,988,063
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.64)	(4,046,916)

NET ASSETS	100.00%	$636,941,147

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $585,295,883 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.40%	$149,073,996
Industrials	13.80	87,943,842
Health Care	10.82	68,899,150
Telecommunication Services	10.24	65,212,303
Consumer Discretionary	9.61	61,200,074
Information Technology	9.39	59,819,544
Energy	7.94	50,555,544
Consumer Staples	7.45	47,448,977
Repurchase Agreement	3.84	24,450,000
Materials	2.96	18,830,862
Utilities	1.19	7,553,771

Total Investment	100.64%	$640,988,063
Liabilities in Excess of Other Assets	(0.64)	(4,046,916)

Net Assets	100.00%	$636,941,147

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund

Shares		Value

COMMON STOCKS — 96.66%
	AUSTRALIA — 14.86%
318,500	Brambles Ltd.(a)	$3,503,036
98,600	Commonwealth Bank of Australia	4,002,398
77,800	CSL Ltd.	5,170,853
104,000	Incitec Pivot Ltd.	4,154,534
60,775	Rio Tinto Ltd.	3,867,037
146,000	St George Bank Ltd.	4,127,644
215,100	Woolworths Ltd.	4,722,402
166,100	Zinifex Ltd.	2,113,496

		31,661,400

	CHINA — 10.36%
115,100	Aluminum Corp. of China Ltd. ADR	2,991,449
452,900	Bank of East Asia Ltd. (Hong Kong)	2,633,898
3,663,000	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	2,569,847
70,800	China Mobile Ltd. ADR (Hong Kong)	3,175,381
970,100	FU JI Food & Catering Services Ltd. (Hong Kong)	3,048,999
11,595,000	NagaCorp Ltd. (Hong Kong)(a)	2,765,336
179,000	Sun Hung Kai Properties Ltd. (Hong Kong)	2,068,829
2,161,000	Synear Food Holdings Ltd.(a)	2,836,788

		22,090,527

	INDIA — 1.79%
218,800	Bharti Tele-Ventures Ltd.(a)	3,827,887

	INDONESIA — 3.70%
61,500	Freeport-McMoRan Copper & Gold, Inc.	4,070,685
3,553,300	PT Telekomunikasi Indonesia Tbk	3,825,563

		7,896,248

	JAPAN — 48.25%
81,100	Canon, Inc.	4,355,343
186,800	Casio Computer Co. Ltd.	4,072,404
210,145	Chiyoda Corp.	4,590,817
229,800	Don Quijote Co. Ltd.	4,481,616
49,400	FANUC Co. Ltd.	4,577,962
81,200	Hoya Corp.	2,683,105

Shares		Value

COMMON STOCKS — (continued)
	JAPAN — (continued)
19,800	Keyence Corp.	$4,455,656
181,600	KOMATSU Ltd.	3,803,910
108,600	Kurita Water Industries Ltd.	2,615,951
36,400	Kyocera Corp.	3,420,307
112,000	Millea Holdings, Inc.	4,127,918
418	Mitsubishi Tokyo Financial Group, Inc.	4,710,287
173,000	Nikon Corp.	3,631,575
16,000	Nintendo Co. Ltd.	4,643,377
11,900	ORIX Corp.	3,088,151
1,992,000	Sanyo Electric Co. Ltd.(a)	3,391,236
84,000	Sumitomo Realty & Development Co. Ltd.	3,173,235
458,200	Sumitomo Trust & Banking Co. Ltd.	4,754,552
89,800	Takata Corp.	3,567,001
64,800	Takeda Pharmaceutical Co. Ltd.	4,243,768
671,000	The Bank of Fukuoka Ltd.(b)	5,355,597
161,000	Tokuyama Corp.	2,804,744
34,500	Tokyo Electron Ltd.	2,403,428
325,000	Toshiba Corp.	2,164,427
67,500	Toyota Motor Corp.	4,323,496
169,900	Urban Corp.	2,485,559
365,500	Yamaguchi Financial Group, Inc.	4,905,267

		102,830,689

	MALAYSIA — 2.79%
384,700	iShares MSCI Malaysia Index Fund(c)	4,170,148
3,305,000	Mulpha International Berhad(a)	1,785,315

		5,955,463

	PHILIPPINES — 3.68%
116,110	Globe Telecom, Inc.	2,955,982
9,886,900	SM Prime Holdings, Inc.	2,352,565
7,078,300	Universal Robina Corp.	2,526,732

		7,835,279

	SINGAPORE — 2.49%
210,000	DBS Group Holdings Ltd.	2,956,663
4,968,000	Silverlake Axis Ltd.	2,344,238

		5,300,901

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH KOREA — 1.64%
167,700	Woori Investment & Securities Co. Ltd.	$3,504,866

	TAIWAN — 4.43%
756,994	Hon Hai Precision, Inc.	5,059,111
406,747	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,372,530

		9,431,641

	THAILAND — 2.67%
8,420,900	Amata Corp. Public Co. Ltd. (Foreign Shares)	2,644,761
1,576,700	Siam Commercial Public Co. Ltd. (Foreign Shares)	3,043,387

		5,688,148

	TOTAL COMMON STOCKS (Cost $179,844,730)	206,023,049

Principal Amount		Value

REPURCHASE AGREEMENT — 0.96%
$2,042,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $2,042,861 (collateralized by U.S. Government Obligations, ranging in par value $60,000-$2,000,000, 4.88%-5.15%, 08/16/10-08/03/12; total market value $2,054,406)	$2,042,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,042,000)	2,042,000

TOTAL INVESTMENTS (Cost $181,886,730)	97.62%	$208,065,049
OTHER ASSETS IN EXCESS OF LIABILITIES	2.38	5,067,394

NET ASSETS	100.00%	$213,132,443

(a)	Non-income producing security
(b)	Fair valued as of March 31, 2007
(c)	Exchange-Traded Fund

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $177,987,708 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.12%	$49,279,458
Consumer Discretionary	19.85	42,312,526
Information Technology	11.56	24,638,062
Industrials	11.01	23,467,771
Materials	8.13	17,319,433
Real Estate	6.80	14,497,782
Telecommunication	4.76	10,161,718
Health Care	4.42	9,414,622
Consumer Staples	3.82	8,145,578
Exchange Trade Funds	1.96	4,170,148
Utility	1.23	2,615,951
Repurchase Agreement	0.96	2,042,000

Total Investment	97.62%	$208,065,049
Other Assets in Excess of Liabilities	2.38	5,067,394

Net Assets	100.00%	$213,132,443

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Blended Equity Fund	Energy and Natural Resources Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$217,420,600	$452,893,524

Investments, at value (including Repurchase Agreements) (Note 1)	$400,899,207	$504,713,960
Cash	10,156	—
Foreign currency (cost $1,300, $0, $0, $3,023, $0 and $0 respectively)	1,934	—
Dividends and interest receivable	737,260	205,083
Receivable for investments sold	—	3,352,012
Receivable for fund shares sold	6,489	1,044,275
Reclaims receivable	—	—
Prepaid expenses	6,321	6,863

Total Assets	401,661,367	509,322,193
LIABILITIES:
Payable for investments purchased	—	10,678,767
Cash overdraft	—	110,504
Payable for fund shares redeemed	138,135	409,000
Payable for forward foreign currency contracts	—	—
Investment advisory fees payable (Note 2)	212,143	243,489
Administration fees payable (Note 2)	51,926	62,329
Distribution and shareholder servicing fees payable (Note 2)	120,401	13,014
Accrued expenses and other payables	115,957	129,209

Total Liabilities	638,562	11,646,312

NET ASSETS	$401,022,805	$497,675,881

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$718,038	$137,666
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	30,332,663	29,101,941
Unrealized appreciation of investments, foreign currency translations and written options	183,479,242	51,820,436
Par value (Note 5)	11,340	21,361
Paid in capital in excess of par value	186,481,522	416,594,477

Net Assets	$401,022,805	$497,675,881

Net Assets:
Shares	$401,022,805	$497,675,881
Institutional Shares	—	—
Retirement Shares	—	—
Shares outstanding (Note 5):
Shares	11,340,302	21,361,475
Institutional Shares	—	—
Retirement Shares	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$35.36	$23.30

Institutional Shares	—	—

Retirement Shares	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Equity Income Fund		Equity Opportunities Fund	Large Cap Growth Fund		Mid Cap Value and Restructuring Fund

$194,726,864		$282,589,609	$610,313,025		$211,894,664

$236,102,155		$338,234,539	$734,267,118		$326,916,863
315		38,115	219		810
—		3,247	—		—
632,927		528,278	1,928		209,475
—		21,193	—		—
625,896		736,458	1,146,238		2,101,242
—		48,271	—		—
3,106		3,712	23,315		3,946

237,364,399		339,613,813	735,438,818		329,232,336

—		1,225,148	—		—
—		—	—		—
87,922		70,900	220,101		1,737,971
—		87	—		—
122,556		149,107	455,534		175,356
30,684		42,365	94,995		41,710
59,303		69,896	155,789		61,976
60,216		76,560	76,276		98,554

360,681		1,634,063	1,002,695		2,115,567

$237,003,718		$337,979,750	$734,436,123		$327,116,769

$1,016,788		$575,259	$—		$3,066,218
431,735		(4,072,107)	(124,103,097)		6,611,985
41,375,425		55,645,420	123,954,093		115,022,199
249		239	69,260		151
194,179,521		285,830,939	734,515,867		202,416,216

$237,003,718		$337,979,750	$734,436,123		$327,116,769

$237,002,569		$277,877,240	$718,424,273		$294,451,533
—		60,102,510	16,008,781		31,567,913
1,149		—	3,069		1,097,323

24,928,172		19,613,009	67,751,307		13,624,483
—		4,237,238	1,508,238		1,454,320
120		—	294		51,093

$9.51		$14.17	$10.60		$21.61

—		$14.18	$10.61		$21.71

$9.54	(a)	—	$10.45	(a)	$21.48

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Real Estate Fund	Small Cap Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$99,591,064	$489,955,610

Investments, at value (including Repurchase Agreements) (Note 1)	$152,151,687	$698,849,200
Cash	101,783	138
Foreign currency (cost $0, $0, $531, $644,844, $434,610 and $66,038 respectively)	—	—
Dividends and interest receivable	274,431	44,438
Receivable for investments sold	67,455	635,754
Receivable for fund shares sold	488,606	1,073,553
Receivable for forward foreign currency contracts	—	—
Reclaims receivable	—	—
Prepaid expenses	2,114	9,077

Total Assets	153,086,076	700,612,160
LIABILITIES:
Payable for investments purchased	—	2,700,153
Options written, at value (Premium received: Value and Restructuring Fund — $6,678,258)	—	—
Payable for capital gains tax	—	—
Payable for fund shares redeemed	867,595	541,128
Payable for forward foreign currency contracts	—	—
Investment advisory fees payable (Note 2)	90,035	430,849
Administration fees payable (Note 2)	20,444	87,859
Distribution and shareholder servicing fees payable (Note 2)	28,963	140,440
Directors’/Trustees’ fees and expenses payable (Note 2)	—	—
Accrued expenses and other payables	53,063	119,424

Total Liabilities	1,060,100	4,019,853

NET ASSETS	$152,025,976	$696,592,307

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$529,195	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	5,592,127	7,530,919
Unrealized appreciation of investments, foreign currency translations and written options	52,560,623	208,893,590
Par value (Note 5)	13,191	36,269
Paid in capital in excess of par value	93,330,840	480,131,529

Net Assets	$152,025,976	$696,592,307

Net Assets:
Shares	$152,025,976	$694,765,080
Institutional Shares	—	—
Retirement Shares	—	1,827,227
Shares outstanding (Note 5):
Shares	13,191,240	36,172,462
Institutional Shares	—	—
Retirement Shares	—	96,286
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$11.52	$19.21

Institutional Shares	—	—

Retirement Shares	—	$18.98

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/Asia Fund

$5,382,230,435	$733,105,953	$484,024,539	$181,886,730

$8,134,884,592	$1,133,114,056	$640,988,063	$208,065,049
14,546	635	578	191,759
589	645,073	436,648	66,289
11,412,758	3,221,408	2,245,628	882,129
13,711,725	—	—	4,445,273
20,321,987	919,142	662,473	99,234
—	—	5,805	8,425
—	3,212	205,382	—
120,997	14,496	7,618	3,094

8,180,467,194	1,137,918,022	644,552,195	213,761,252

16,781,959	—	6,504,494	—
3,835,000	—	—	—
—	—	—	204,793
10,778,197	1,627,177	242,050	59,220
6,774	—	5,258	—
4,057,059	1,117,311	487,323	180,471
1,036,177	190,498	105,736	36,421
1,777,666	230,887	117,531	44,764
6,591	—	—	—
1,030,955	338,670	148,656	103,140

39,310,378	3,504,543	7,611,048	628,809

$8,141,156,816	$1,134,413,479	$636,941,147	$213,132,443

$16,648,966	$163,806	$300,494	$—
(49,675,559)	2,849,442	(57,946,554)	18,842,919
2,755,490,696	400,039,421	156,985,320	25,982,758
149,837	80,656	33,412	18,186
5,418,542,876	731,280,154	537,568,475	168,288,580

$8,141,156,816	$1,134,413,479	$636,941,147	$213,132,443

$7,767,712,682	$1,092,481,335	$636,941,147	$213,132,443
370,518,321	41,932,144	—	—
2,925,813	—	—	—

142,964,239	77,681,696	33,412,413	18,186,156
6,818,985	2,974,447	—	—
53,880	—	—	—

$54.33	$14.06	$19.06	$11.72

$54.34	$14.10	—	—

$54.30	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Blended Equity Fund	Energy and Natural Resources Fund
INVESTMENT INCOME:
Dividend income	$7,639,461	$5,301,902
Interest income	95,269	1,710,506
Less: Foreign taxes withheld	(86,744)	(35,654)

Total Income	7,647,986	6,976,754
EXPENSES:
Investment advisory fees (Note 2)	3,250,401	3,057,358
Shareholder servicing fees — Shares (Note 2)	1,040,124	1,222,932
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	—
Administration fees (Note 2)	654,041	768,995
Transfer agent fees	134,108	435,830
Legal and audit fees	28,470	45,014
Custodian fees	26,079	61,518
Directors’/Trustees’ fees and expenses (Note 2)	17,649	18,750
Miscellaneous expenses	98,750	137,556

Total Expenses	5,249,622	5,747,953
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(482,548)	—
Administrator (Note 2)	(3,461)	(4,244)
Custody earning credits	(4,407)	(22,995)

Net Expenses	4,759,206	5,720,714

NET INVESTMENT INCOME (LOSS)	2,888,780	1,256,040

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	50,142,210	49,290,030
Net realized gains from redemptions in-kind	—	—
Foreign currency transactions	(440)	—
Written options	—	—

Total net realized gain (loss)	50,141,770	49,290,030
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(8,774,573)	(6,347,488)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	41,367,197	42,942,542

Net increase in net assets resulting from operations	$44,255,977	$44,198,582

See Notes to Financial Statements.

Equity Income Fund	Equity Opportunities Fund	Large Cap Growth Fund	Mid Cap Value and Restructuring Fund

$6,252,714	$3,437,790	$2,458,581	$6,244,366
52,535	544,924	841,708	139,982
(36,689)	(67,722)	(76,949)	(50,757)

6,268,560	3,914,992	3,223,340	6,333,591

1,622,085	1,842,685	4,689,122	1,889,491
540,692	471,667	1,550,709	618,540
9	—	12	720
326,390	370,773	943,523	438,688
21,161	32,575	99,116	92,953
31,262	42,908	77,595	33,086
23,306	37,137	35,120	19,910
11,440	11,673	21,322	13,487
42,818	103,047	103,152	83,107

2,619,163	2,912,465	7,519,671	3,189,982

(240,094)	(475,587)	(30,328)	(3,989)
(8,005)	(11,224)	(6,217)	(10,966)
(584)	(4,184)	(3,856)	(1,830)

2,370,480	2,421,470	7,479,270	3,173,197

3,898,080	1,493,522	(4,255,930)	3,160,394

6,646,316	(1,521,686)	11,805,044	8,600,856
—	—	—	23,046,664
5,938	(3,821)	—	1,444
70,586	—	—	—

6,722,840	(1,525,507)	11,805,044	31,648,964
16,574,010	31,286,902	37,708,433	(10,315,446)

23,296,850	29,761,395	49,513,477	21,333,518

$27,194,930	$31,254,917	$45,257,547	$24,493,912

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Real Estate Fund	Small Cap Fund
INVESTMENT INCOME:
Dividend income	$2,488,383	$3,234,961
Interest income	156,634	184,934
Less: Foreign taxes withheld	(251)	—

Total Income	2,644,766	3,419,895
EXPENSES:
Investment advisory fees (Note 2)	1,350,037	4,604,755
Shareholder servicing fees — Shares (Note 2)	337,508	1,534,149
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	2,276
Administration fees (Note 2)	203,735	926,552
Transfer agent fees	68,269	188,887
Legal and audit fees	26,857	37,683
Custodian fees	11,272	46,257
Directors’/Trustees’ fees and expenses (Note 2)	9,402	21,848
Miscellaneous expenses	56,931	114,086

Total Expenses	2,064,011	7,476,493
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(376,465)	—
Administrator (Note 2)	(1,304)	(5,981)
Custody earning credits	(1,524)	(6,785)

Net Expenses	1,684,718	7,463,727

NET INVESTMENT INCOME (LOSS)	960,048	(4,043,832)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	18,405,693	32,537,688
Foreign currency transactions	—	—
Written options	—	—

Total net realized gain (loss)	18,405,693	32,537,688
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	2,835,641	18,105,369

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	21,241,334	50,643,057

Net increase in net assets resulting from operations	$22,201,382	$46,599,225

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/Asia Fund

$139,630,565	$24,558,726	$11,647,422	$3,751,080
3,266,334	1,899,340	683,501	105,743
(892,911)	(2,389,117)	(1,154,691)	(345,597)

142,003,988	24,068,949	11,176,232	3,511,226

43,686,889	12,810,571	5,613,015	2,243,913
16,702,594	2,482,494	1,403,249	560,976
96,083	—	—	—
10,250	—	—	—
10,988,075	2,049,708	1,122,611	448,786
2,073,728	323,774	127,871	52,781
334,628	86,464	54,495	30,525
471,097	1,399,093	290,036	178,814
190,517	31,782	19,701	11,588
1,139,363	261,313	151,876	83,381

75,693,224	19,445,199	8,782,854	3,610,764

—	(565,179)	(363,344)	—
(69,676)	(9,754)	(5,446)	(1,839)
(54,238)	(15,564)	(5,189)	(2,537)

75,569,310	18,854,702	8,408,875	3,606,388

66,434,678	5,214,247	2,767,357	(95,162)

95,436,544	48,908,433	25,086,509	29,897,013
(12,160)	(39,140)	(6,358)	(214,502)
1,331,652	—	—	—

96,756,036	48,869,293	25,080,151	29,682,511
645,371,791	100,008,846	54,216,954	(22,701,298)

742,127,827	148,878,139	79,297,105	6,981,213

$808,562,505	$154,092,386	$82,064,462	$6,886,051

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund		Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$2,888,780	$2,467,089	$1,256,040	$(21,733)
Net realized gain (loss) on investments and foreign currency transactions	50,141,770	49,674,409	49,290,030	137,515,027
Net realized gains from redemptions in-kind	—	—	—	—
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(8,774,573)	(3,482,518)	(6,347,488)	(1,094,592)

Net increase in net assets resulting from operations	44,255,977	48,658,980	44,198,582	136,398,702

Distributions to shareholders:
From net investment income
Shares	(2,741,626)	(2,711,511)	(1,125,652)	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gain on investments
Shares	(62,158,929)	(31,936,512)	(96,892,494)	(86,145,231)
Institutional shares	—	—	—	—
Retirement Shares	—	—	—	—

Total distributions	(64,900,555)	(34,648,023)	(98,018,146)	(86,145,231)

Increase (decrease) in net assets from fund share transactions (Note 5)	(38,641,827)	(20,604,889)	28,989,505	179,919,764

Net increase (decrease) in net assets	(59,286,405)	(6,593,932)	(24,830,059)	230,173,235

NET ASSETS:
Beginning of year	460,309,210	466,903,142	522,505,940	292,332,705

End of year(1)	$401,022,805	$460,309,210	$497,675,881	$522,505,940

(1) Including undistributed (distributions in excess of) net investment income	$718,038	$510,112	$137,666	$—

See Notes to Financial Statements.

Equity Income Fund		Equity Opportunities Fund		Large Cap Growth Fund		Mid Cap Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$3,898,080	$5,148,119	$1,493,522	$838,846	$(4,255,930)	$(1,492,015)	$3,160,394	$286,682
6,652,254	(5,658,097)	(1,525,507)	(2,557,056)	11,805,044	3,004,935	8,602,300	(1,834,247)
—	—	—	—	—	—	23,046,664	—
70,586	(17,851)	—	—	—	—	—	—
16,574,010	10,334,632	31,286,902	23,862,728	37,708,433	59,460,912	(10,315,446)	51,686,678

27,194,930	9,806,803	31,254,917	22,144,518	45,257,547	60,973,832	24,493,912	50,139,113

(4,109,886)	(4,741,203)	(851,918)	(261,632)	—	—	(69,200)	(377,856)
—	—	(425,370)	(312,869)	—	—	(28,083)	(320,565)
(15)	(18)	—	—	—	—	—	—

—	(591,743)	—	—	—	—	(6,735)	—
—	—	—	—	—	—	(812)	—
—	(3)	—	—	—	—	—	—

(4,109,901)	(5,332,967)	(1,277,288)	(574,501)	—	—	(104,830)	(698,421)

8,064,710	5,710,595	121,147,723	67,878,748	136,983,006	281,160,848	(36,769,439)	(6,359,254)

31,149,739	10,184,431	151,125,352	89,448,765	182,240,553	342,134,680	(12,380,357)	43,081,438

205,853,979	195,669,548	186,854,398	97,405,633	552,195,570	210,060,890	339,497,126	296,415,688

$237,003,718	$205,853,979	$337,979,750	$186,854,398	$734,436,123	$552,195,570	$327,116,769	$339,497,126

$1,016,788	$1,253,478	$575,259	$362,846	$—	$—	$3,066,218	$—

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Real Estate Fund		Small Cap Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$960,048	$934,448	$(4,043,832)	$(3,315,401)
Net realized gain (loss) on investments and foreign currency transactions	18,405,693	13,523,778	32,537,688	29,148,540
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	2,835,641	22,502,084	18,105,369	96,294,626

Net increase in net assets resulting from operations	22,201,382	36,960,310	46,599,225	122,127,765

Distributions to shareholders:
From net investment income
Shares	(1,161,313)	(2,183,412)	—	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
Return of Capital Shares	(640,355)	—	—	—
From net realized gain on investments
Shares	(18,263,524)	(9,669,590)	(43,578,479)	(26,879,094)
Institutional shares	—	—	—	—
Retirement Shares	—	—	(3,801)	(53)

Total distributions	(20,065,192)	(11,853,002)	(43,582,280)	(26,879,147)

Increase (decrease) in net assets from fund share transactions (Note 5)	22,261,378	(10,368,268)	94,185,168	15,919,054

Net increase (decrease) in net assets	24,397,568	14,739,040	97,202,113	111,167,672

NET ASSETS:
Beginning of year	127,628,408	112,889,368	599,390,194	488,222,522

End of year(1)	$152,025,976	$127,628,408	$696,592,307	$599,390,194

(1) Including undistributed (distributions in excess of) net investment income	529,195	$137,934	$—	$—

See Notes to Financial Statements.

Value and Restructuring Fund		Emerging Markets Fund		International Fund		Pacific/Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$66,434,678	$62,768,364	$5,214,247	$6,417,946	$2,767,357	$1,707,098	$(95,162)	$377,487
95,424,384	25,898,526	48,869,293	9,661,036	25,080,151	17,116,817	29,682,511	17,380,537
1,331,652	(7,456,185)	—	—	—	—	—	—
645,371,791	892,712,062	100,008,846	233,002,829	54,216,954	66,475,218	(22,701,298)	33,439,543

808,562,505	973,922,767	154,092,386	249,081,811	82,064,462	85,299,133	6,886,051	51,197,567

(64,324,804)	(50,184,813)	(5,716,045)	(5,703,935)	(2,551,050)	(2,396,031)	—	(1,686,498)
(3,526,597)	(2,339,479)	(252,640)	(210,171)	—	—	—	—
(4,928)	(1,311)	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(51,272,417)	—	—	—	(7,507,933)	—
—	—	(1,858,765)	—	—	—	—	—
—	—	—	—	—	—	—	—

(67,856,329)	(52,525,603)	(59,099,867)	(5,914,106)	(2,551,050)	(2,396,031)	(7,507,933)	(1,686,498)

918,433,748	930,527,802	17,298,560	345,786,429	35,143,298	199,059,569	(30,209,902)	59,874,379

1,659,139,924	1,851,924,966	112,291,079	588,954,134	114,656,710	281,962,671	(30,831,784)	109,385,448

6,482,016,892	4,630,091,926	1,022,122,400	433,168,266	522,284,437	240,321,766	243,964,227	134,578,779

$8,141,156,816	$6,482,016,892	$1,134,413,479	$1,022,122,400	$636,941,147	$522,284,437	$213,132,443	$243,964,227

$16,648,966	$19,146,231	$163,806	$1,061,119	$300,494	$90,545	$—	$(477,107)

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
BLENDED EQUITY FUND — (04/25/85*)
Shares:
Year Ended March 31,
2007	$37.27	$0.25	(2)	$3.61	(2)	$3.86	$(0.23)	$(5.54)
2006	36.12	0.19	(2)	3.67	(2)	3.86	(0.21)	(2.50)
2005	33.64	0.30	(2)	2.66	(2)	2.96	(0.28)	(0.20)
2004	25.67	0.14		7.99		8.13	(0.16)	—
2003	35.17	0.17		(7.97)		(7.80)	(0.15)	(1.55)
ENERGY AND NATURAL RESOURCES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$25.99	$0.06	(2)	$2.50	(2)	$2.56	$(0.06)	$(5.19)
2006	22.34	—	(2)(3)	9.04	(2)	9.04	—	(5.39)
2005	16.45	0.02	(2)	6.99	(2)	7.01	(0.05)	(1.07)
2004	11.72	0.06		4.71		4.77	(0.04)	—
2003	14.40	0.04		(2.67)		(2.63)	(0.05)	—
EQUITY INCOME FUND — (09/30/03*)
Shares:
Year Ended March 31,
2007	$8.56	$0.16	(2)	$0.96	(2)	$1.12	$(0.17)	—
2006	8.39	0.20	(2)	0.17	(2)	0.37	(0.18)	$(0.02)
2005	7.76	0.19	(2)	0.63	(2)	0.82	(0.17)	(0.02)
Period Ended March 31, 2004	7.00	0.07		0.73		0.80	(0.04)	—
EQUITY OPPORTUNITIES FUND — (03/31/04*)
Shares:
Year Ended March 31,
2007	$12.70	$0.07	(2)	$1.47	(2)	$1.54	$(0.07)	—
2006	10.98	0.07	(2)	1.70	(2)	1.77	(0.05)	—
2005	10.00	0.08	(2)	0.95	(2)	1.03	(0.04)	$(0.01)
LARGE CAP GROWTH FUND — (10/01/97*)
Shares:
Year Ended March 31,
2007	$9.91	$(0.07	)(2)	$0.76	(2)	$0.69	—	—
2006	8.04	(0.04	)(2)	1.91	(2)	1.87	—	—
2005	7.71	(0.05	)(2)	0.38	(2)	0.33	—	—
2004	5.79	(0.05	)(2)	1.97	(2)	1.92	—	—
2003	8.83	(0.01	)(2)	(3.03	)(2)	(3.04)	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (06/01/96*)
Shares:
Year Ended March 31,
2007	$19.64	$0.23	(2)	$1.75	(2)	$1.98	$(0.01)	— (3)
2006	16.77	—	(2)(3)	2.90	(2)	2.90	(0.03)	—
2005	15.75	0.23	(2)	1.02	(2)	1.25	(0.23)	—
2004	10.24	0.03	(2)	5.51	(2)	5.54	(0.03)	—
2003	13.29	0.02	(2)	(3.05	)(2)	(3.03)	(0.02)	—

*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	The ratio of net operating expenses for Energy and Natural Resources Fund and Equity Opportunities Fund would have been 1.13% and 1.05%, respectively, if custody credits had not been included.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(5.77)	$35.36	10.66%		$401,023	1.10%		1.21%		0.68%		10%
(2.71)	37.27	11.10%		460,309	1.08%		1.21%		0.53%		22%
(0.48)	36.12	8.85%		466,903	1.05%		1.24%		0.86%		19%
(0.16)	33.64	31.75%		573,242	0.99%		1.10%		0.45%		24%
(1.70)	25.67	(22.45)%		469,013	0.96%		1.11%		0.59%		36%

$(5.25)	$23.30	10.84%		$497,676	1.12	%(6)	1.13%		0.25%		279%
(5.39)	25.99	41.42%		522,506	1.13%		1.13%		(0.01)%		234%
(1.12)	22.34	43.97%		292,333	1.10%		1.15%		0.12%		111%
(0.04)	16.45	40.84%		150,035	0.99%		1.13%		0.45%		91%
(0.05)	11.72	(18.30)%		92,440	1.01%		1.19%		0.35%		78%

$(0.17)	$9.51	13.29%		$237,003	1.10%		1.21%		1.80%		27%
(0.20)	8.56	4.62%		205,853	1.06%		1.22%		2.41%		46%
(0.19)	8.39	10.73%		195,668	1.05%		1.26%		2.35%		19%
(0.04)	7.76	11.48	%(4)	100,024	1.05	%(5)	1.17	%(5)	2.44	%(5)	6	%(4)

$(0.07)	$14.17	12.18%		$277,877	1.04	%(6)	1.24%		0.56%		11%
(0.05)	12.70	16.16%		132,406	1.05%		1.31%		0.57%		17%
(0.05)	10.98	10.30%		43,579	1.05%		1.59%		0.74%		13%

—	$10.60	6.96%		$718,424	1.20%		1.20%		(0.68)%		33%
—	9.91	23.26%		552,194	1.10%		1.23%		(0.48)%		24%
—	8.04	4.28%		210,060	1.05%		1.28%		(0.59)%		25%
—	7.71	33.16%		127,231	1.05%		1.18%		(0.74)%		79%
—	5.79	(34.43)%		73,894	1.04%		1.21%		(0.21)%		56%

$(0.01)	$21.61	10.07%		$294,452	1.13%		1.13%		1.12%		25%
(0.03)	19.64	17.32%		237,531	1.13%		1.13%		0.02%		23%
(0.23)	16.77	7.93%		214,844	1.06%		1.16%		1.42%		28%
(0.03)	15.75	54.21%		186,720	0.99%		1.23%		0.24%		13%
(0.02)	10.24	(22.81)%		81,146	1.01%		1.15%		0.20%		28%

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions from Return of Capital	Distributions From Net Realized Gain on Investments and Options
REAL ESTATE FUND — (10/01/97*)
Shares:
Year Ended March 31,
2007	$11.46	$0.08	(2)	$1.78	(2)	$1.86	$(0.08)	$(0.06)	$(1.66)
2006	9.30	0.08	(2)	3.10	(2)	3.18	(0.19)	—	(0.83)
2005	9.17	0.17	(2)	0.68	(2)	0.85	(0.22)	—	(0.50)
2004	6.61	0.29	(2)	2.64	(2)	2.93	(0.31)	—	(0.06)
2003	7.10	0.28	(2)	(0.52	)(2)	(0.24)	(0.25)	—	—
SMALL CAP FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$19.23	$(0.12	)(2)	$1.36	(2)	$1.24	—	—	$(1.26)
2006	16.14	(0.11	)(2)	4.09	(2)	3.98	—	—	(0.89)
2005	14.59	(0.10	)(2)	1.65	(2)	1.55	—	—	—
2004	8.47	(0.02	)(2)	6.14	(2)	6.12	—	—	—
2003	12.19	(0.03	)(2)	(3.69	)(2)	(3.72)	—	—	—
VALUE AND RESTRUCTURING FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$49.36	$0.45	(2)	$5.00	(2)	$5.45	$(0.48)	—	—
2006	41.40	0.53	(2)	7.88	(2)	8.41	(0.45)	—	—
2005	37.57	0.34	(2)	3.83	(2)	4.17	(0.34)	—	—
2004	23.66	0.24		13.90		14.14	(0.23)	—	—
2003	32.63	0.17		(9.01)		(8.84)	(0.13)	—	—
EMERGING MARKETS FUND — (01/02/98*)
Shares:
Year Ended March 31,
2007	$12.60	$0.07	(2)	$2.16	(2)	$2.23	$(0.08)	—	$(0.69)
2006	8.73	0.10	(2)	3.87	(2)	3.97	(0.10)	—	—
2005	7.67	0.12	(2)	1.18	(2)	1.30	(0.08)	—	(0.16)
2004	4.12	0.05		3.55		3.60	(0.05)	—	—
2003	4.95	0.02		(0.84)		(0.82)	(0.01)	—	—
INTERNATIONAL FUND — (07/21/87*)
Shares:
Year Ended March 31,
2007	$16.51	$0.09	(2)	$2.54	(2)	$2.63	$(0.08)	—	—
2006	13.05	0.07	(2)	3.51	(2)	3.58	(0.12)	—	—
2005	11.28	0.06	(2)	1.71	(2)	1.77	— (3)	—	—
2004	6.83	0.09		4.44		4.53	(0.08)	—	—
2003	9.75	0.10		(2.99)		(2.89)	(0.03)	—	—
PACIFIC / ASIA FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$11.61	—	(2)(3)	$0.50	(2)	$0.50	—	—	$(0.39)
2006	8.88	$0.02	(2)	2.82	(2)	2.84	$(0.11)	—	—
2005	8.44	0.03	(2)	0.42	(2)	0.45	(0.01)	—	—
2004	5.21	0.01		3.22		3.23	—	—	—
2003	6.68	0.01		(1.43)		(1.42)	(0.05)	—	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.80)	$11.52	19.36%	$152,026	1.25%	1.53%	0.71%	38%
(1.02)	11.46	36.03%	127,628	1.23%	1.52%	0.77%	14%
(0.72)	9.30	9.90%	112,889	1.20%	1.56%	1.89%	17%
(0.37)	9.17	45.65%	122,874	1.20%	1.35%	3.67%	38%
(0.25)	6.61	(3.49)%	79,374	1.17%	1.23%	4.09%	23%

$(1.26)	$19.21	6.83%	$694,765	1.22%	1.22%	(0.66)%	52%
(0.89)	19.23	25.37%	599,389	1.09%	1.11%	(0.64)%	65%
—	16.14	10.62%	488,221	1.05%	1.08%	(0.64)%	61%
—	14.59	72.26%	352,457	0.83%	0.98%	(0.20)%	82%
—	8.47	(30.52)%	156,324	0.83%	1.05%	(0.31)%	105%

$(0.48)	$54.33	11.14%	$7,767,713	1.05%	1.05%	0.90%	13%
(0.45)	49.36	20.45%	6,230,754	1.05%	1.05%	1.18%	12%
(0.34)	41.40	11.16%	4,469,075	1.07%	1.09%	0.87%	8%
(0.23)	37.57	60.06%	3,244,851	0.99%	1.14%	0.78%	4%
(0.13)	23.66	(27.13)%	1,558,721	0.99%	1.12%	0.65%	16%

$(0.77)	$14.06	17.98%	$1,092,481	1.85%	1.90%	0.50%	16%
(0.10)	12.60	45.85%	996,666	1.81%	1.92%	1.00%	7%
(0.24)	8.73	17.07%	433,168	1.70%	1.90%	1.44%	21%
(0.05)	7.67	87.57%	209,161	1.65%	1.92%	0.81%	14%
(0.01)	4.12	(16.62)%	30,049	1.61%	1.84%	0.51%	43%

$(0.08)	$19.06	16.03%	$636,941	1.50%	1.56%	0.49%	28%
(0.12)	16.51	27.70%	522,284	1.50%	1.58%	0.52%	26%
—	13.05	15.71%	240,322	1.50%	1.61%	0.52%	66%
(0.08)	11.28	66.51%	130,143	1.38%	1.49%	0.92%	58%
(0.03)	6.83	(29.72)%	89,679	1.40%	1.57%	0.55%	73%

$(0.39)	$11.72	4.40%	$213,132	1.61%	1.61%	(0.04)%	92%
(0.11)	11.61	32.35%	243,964	1.59%	1.62%	0.22%	68%
(0.01)	8.88	5.32%	134,579	1.50%	1.64%	0.35%	90%
—	8.44	62.00%	114,830	1.45%	1.58%	0.20%	58%
(0.05)	5.21	(21.44)%	27,330	1.51%	1.66%	0.15%	73%

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Real Estate Fund, Small Cap Fund, Value and Restructuring Fund, Emerging Markets Fund, International Fund and Pacific/Asia Fund, portfolios of Excelsior Fund, and Equity Opportunities Fund (formerly the Equity Core Fund), Equity Income Fund and Mid Cap Value and Restructuring Fund, portfolios of the Trust. Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (each a “Fund”, collectively the “Funds”) in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Blended Equity Fund, Energy and Natural Resources Fund, Real Estate Fund, International Fund and Pacific/Asia Fund offer one class of shares: Shares. The Equity Opportunities Fund and Emerging Markets Fund offer two classes of shares: Shares and Institutional Shares. The Equity Income Fund and Small Cap Fund offer two classes of shares: Shares and Retirement Shares. The Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and the Value and Restructuring Fund offer three classes of shares: Shares, Institutional Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets. Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Opportunities Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/04/07	EUR 60,160	$80,445	$(87)

The International Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/02/07	CHF 604,251	$497,261	$147
04/02/07	EUR 325,007	433,527	586
04/02/07	EUR 414,389	552,753	747
04/02/07	EUR 435,004	580,251	784
04/04/07	EUR 570,759	764,531	(2,138)
04/04/07	EUR 364,552	488,318	(1,365)
04/04/07	EUR 296,734	397,475	(1,111)
04/02/07	GBP 200,928	394,542	806
04/02/07	GBP 363,358	713,491	1,458
04/02/07	GBP 311,862	612,372	1,252
04/04/07	GBP 189,814	374,123	(644)
04/03/07	JPY 35,170,200	298,483	25

The Pacific/Asia Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/02/07	JPY (82,848,348)	$(711,603)	$8,425

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2007, the Equity Income Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	(1,000)	(151,152)
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	1,000	151,152

Outstanding, end of year	—	$—

During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Options written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Concentration of risks:

The Emerging Markets Fund, International Fund and Pacific/Asia Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(e) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(f) Redemption in-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(g) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(h) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(i) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Blended Equity Fund, Energy and Natural Resources Fund, Equity Opportunities Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid quarterly; and for the Emerging Markets Fund, International Fund and Pacific/Asia Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(j) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(k) Borrowing:

The Funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the Funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The Funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any Funds during the year ended March 31, 2007.

(l) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(m) New accounting standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Blended Equity Fund	0.75%
Energy and Natural Resources Fund	0.60%
Equity Income Fund	0.75%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Real Estate Fund	1.00%

Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Fund	1.00%
Pacific/Asia Fund	1.00%

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services, Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Blended Equity Fund	$589,980
Energy and Natural Resources Fund	693,670
Equity Income Fund	294,433
Equity Opportunities Fund	334,488
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Real Estate Fund	183,791
Small Cap Fund	835,832
Value and Restructuring Fund	9,912,241
Emerging Markets Fund	1,898,623
International Fund	1,039,850
Pacific/Asia Fund	415,692

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees, through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Blended Equity Fund — Shares	1.10%
Energy and Natural Resources Fund — Shares	1.25%
Equity Income Fund — Shares	1.10%
Equity Opportunities Fund — Shares	1.05%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Real Estate Fund — Shares	1.25%
Small Cap Fund — Shares	1.25%
Value and Restructuring Fund — Shares	1.14%
Emerging Markets Fund — Shares	1.85%
International Fund — Shares	1.50%
Pacific/Asia Fund — Shares	1.65%
Equity Opportunities Fund — Institutional Shares	0.80%
Large Cap Growth Fund — Institutional Shares*	0.95%
Mid Cap Value and Restructuring Fund — Institutional shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%
Emerging Markets Fund — Institutional Shares	1.60%
Equity Income Fund — Retirement Shares	1.60%
Large Cap Growth Fund — Retirement shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Small Cap Fund — Retirement Shares	1.75%
Value and Restructuring Fund — Retirement Shares	1.64%

*	Large Cap Growth Fund — Institutional Shares commenced operations on November 9, 2006.

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Blended Equity Fund	$482,548
Energy and Natural Resources Fund	—
Equity Income Fund	240,094
Equity Opportunities Fund	475,587
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Real Estate Fund	376,465
Small Cap Fund	—
Value and Restructuring Fund	—
Emerging Markets Fund	565,179
International Fund	363,344
Pacific/Asia Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Blended Equity Fund	$955,893
Energy and Natural Resources Fund	730,100
Equity Income Fund	526,446
Equity Opportunities Fund	464,758
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Real Estate Fund	244,041
Small Cap Fund	1,357,921
Value and Restructuring Fund	9,637,460
Emerging Markets Fund	1,705,286
International Fund	1,252,118
Pacific/Asia Fund	514,303

BISYS Fund Services Limited Partnership (the “Distributor”), serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of Mid Cap Value and Restructuring Fund) or Retirement Shares (in the case of Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $5, $8, $480, $1,538 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases*	Sales and Maturities*
Blended Equity Fund	$41,251,543	$138,568,105
Energy and Natural Resources Fund	1,377,166,299	1,453,159,118
Equity Income Fund	64,891,652	59,073,738
Equity Opportunities Fund	144,444,173	25,938,491
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Real Estate Fund	54,008,528	50,207,674
Small Cap Fund	362,658,964	318,273,911
Value and Restructuring Fund	1,940,746,100	930,382,978
Emerging Markets Fund	153,446,034	156,632,161
International Fund	180,795,134	154,588,628
Pacific/Asia Fund	203,769,287	242,711,553

*	There were no purchases or sales of U.S. government securities during the year ended March 31, 2007.

4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts, and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Blended Equity Fund	$60,772	$440	$(61,212)
Energy and Natural Resources Fund	7,278	—	(7,278)
Equity Income Fund	(24,869)	24,869	—
Equity Opportunities Fund	(3,821)	3,821	—
Large Cap Growth Fund	4,255,930	—	(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Real Estate Fund*	1,232,881	(414,908)	(817,973)
Small Cap Fund	4,043,832	—	(4,043,832)
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)
Emerging Markets Fund	(142,875)	142,873	2
International Fund	(6,358)	6,358	—
Pacific / Asia Fund	572,269	(572,269)	—

*	The Real Estate Fund has a tax year end of June 30.

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Blended Equity Fund
Year ended March 31, 2007	$3,124,137	$61,776,418	—	$64,900,555
Year ended March 31, 2006	6,255,308	28,392,715	—	34,648,023
Energy and Natural Resources Fund
Year ended March 31, 2007	39,548,106	58,470,040	—	98,018,146
Year ended March 31, 2006	44,558,560	41,586,671	—	86,145,231
Equity Income Fund
Year ended March 31, 2007	4,109,901	—	—	4,109,901
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Equity Opportunities Fund
Year ended March 31, 2007	1,277,288	—	—	1,277,288
Year ended March 31, 2006	574,501	—	—	574,501
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	$22,939	698,421
Real Estate Fund
Year ended March 31, 2007	950,031	18,297,188	817,973	20,065,192
Year ended March 31, 2006	1,544,111	9,654,009	654,882	11,853,002
Small Cap Fund
Year ended March 31, 2007	2,271,022	41,311,258	—	43,582,280
Year ended March 31, 2006	—	26,879,147	—	26,879,147

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Value and Restructuring Fund
Year ended March 31, 2007	$67,856,329	—	—	$67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Emerging Markets Fund
Year ended March 31, 2007	7,542,032	$51,557,835	—	59,099,867
Year ended March 31, 2006	5,914,106	—	—	5,914,106
International Fund
Year ended March 31, 2007	2,551,050	—	—	2,551,050
Year ended March 31, 2006	2,396,031	—	—	2,396,031
Pacific/Asia Fund
Year ended March 31, 2007	—	7,507,933	—	7,507,933
Year ended March 31, 2006	1,686,498	—	—	1,686,498

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007 (except for Real Estate Fund which is as of June 30, 2006), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Blended Equity Fund	$2,177,419	$28,873,282	—	$183,479,242	$214,529,943
Energy and Natural Resources Fund	25,942,703	5,914,104	—	49,203,236	81,060,043
Equity Income Fund	1,088,747	884,717	—	40,922,443	42,895,907
Equity Opportunities Fund	604,832	—	$(3,994,207)	55,567,607	52,178,232
Large Cap Growth Fund	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	6,619,753	—	115,014,431	124,700,402
Real Estate Fund(1)	2,382,464	3,734,876	—	52,564,605	58,681,945
Small Cap Fund	—	8,347,130	—	208,077,379	216,424,509
Value and Restructuring Fund	19,173,059	—	(48,831,557)	2,754,129,333	2,724,470,835
Emerging Markets Fund	163,806	4,133,434	(1,283,992)	400,039,421	403,052,669
International Fund	300,494	—	(56,371,355)	155,410,121	99,339,260
Pacific/Asia Fund	5,610,721	13,232,198	—	26,187,552	45,030,471

(1)	The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2007. The actual amounts to be distributed will not be determined until June 30, 2007, when the portfolio completes its tax year end.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Equity Opportunities Fund and Value and Restructuring Fund deferred, on a tax basis, post-October losses of $920,049 and $1,537,981, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Equity Opportunities Fund	—	—	—	—	$880,333	$2,193,825	$3,074,158
Large Cap Growth Fund	$18,217,588	$83,374,895	$22,030,449	$480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Fund	—	41,230,170	15,141,185	—	—	—	56,371,355

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Blended Equity Fund	$217,420,600	$185,732,555	$(2,253,948)	$183,478,607
Energy and Natural Resources Fund	455,510,724	(53,695,811)	(4,492,575)	49,203,236
Equity Income Fund	195,179,846	42,742,397	(1,820,088)	40,922,309
Equity Opportunities Fund	282,667,509	61,863,632	(6,296,602)	55,567,030
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Real Estate Fund	99,587,082	53,753,123	(1,188,518)	52,564,605
Small Cap Fund	490,771,821	213,733,622	(5,656,243)	208,077,379
Value and Restructuring Fund	5,383,591,798	2,919,161,151	(167,868,357)	2,751,292,794
Emerging Markets Fund	733,105,953	422,523,941	(22,515,838)	400,008,103
International Fund	485,599,739	163,788,088	(8,399,764)	155,388,324
Pacific/Asia Fund	181,886,730	32,072,384	(5,894,065)	26,178,319

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Energy and Natural Resources Fund, Large Cap Growth Fund, Small Cap Fund and Pacific/Asia Fund; 875 million shares of the International Fund; and 500 million shares each of Real Estate Fund and Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund, International Fund and Pacific/Asia Fund redeemed or exchanged 30 days or less after their date of purchase.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the Blended Equity Fund, Energy and Natural Resources Fund, Equity Income Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

	Blended Equity Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	756,712	$27,714,455	1,870,587	$68,518,652
Issued as reinvestment of dividends:
Shares	748,017	26,093,797	347,955	12,334,603
Redeemed:
Shares	(2,516,153)	(92,450,787)	(2,792,336)	(101,458,144)
Redemption fee	—	708	—	—

Net Increase (Decrease)	(1,011,424)	$(38,641,827)	(573,794)	$(20,604,889)

	Energy and Natural Resources Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	7,858,261	$196,905,145	11,735,419	$298,534,628
Issued as reinvestment of dividends:
Shares	3,247,628	72,274,154	2,467,953	61,748,177
Redeemed:
Shares	(9,844,958)	(240,193,110)	(7,186,594)	(180,363,041)
Redemption fee	—	3,316	—	—

Net Increase (Decrease)	1,260,931	$28,989,505	7,016,778	$179,919,764

	Equity Income Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	4,666,621	$41,851,327	8,070,602	$67,137,307
Subscription-in-kind	526,198	4,483,204	—	—
Retirement Shares	—	—	—	—
Issued as reinvestment of dividends:
Shares	77,298	675,808	115,326	946,155
Retirement Shares	1	15	3	21
Redeemed:
Shares	(4,395,745)	(38,945,714)	(7,466,868)	(62,372,729)
Retirement Shares	—	—	(20)	(159)
Redemption fee	—	70	—	—

Net Increase (Decrease)	874,373	$8,064,710	719,043	$5,710,595

	Equity Opportunities Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	11,404,243	$151,491,788	7,067,834	$81,801,143
Institutional Shares	944,747	12,184,733	682,540	8,048,568
Issued as reinvestment of dividends:
Shares	12,057	154,087	5,937	66,688
Institutional Shares	3,799	48,632	4,259	47,760
Redeemed:
Shares	(2,227,805)	(29,659,176)	(618,831)	(7,153,110)
Institutional Shares	(992,875)	(13,081,976)	(1,305,561)	(14,932,301)
Redemption fee	—	9,635	—	—

Net Increase (Decrease)	9,144,166	$121,147,723	5,836,178	$67,878,748

	Large Cap Growth Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	26,983,018	$268,887,660	33,887,361	$319,718,556
Institutional shares	1,518,333	15,997,075	—	—
Retirement Shares	172	1,807	—	—
Issued as reinvestment of dividends:
Shares	—	—	—	—
Institutional shares	—	—	—	—
Retirement Shares	—	—	—	—
Redeemed:
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Institutional shares	(10,095)	(106,750)	—	—
Retirement Shares	—	—	(20)	(161)
Redemption fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	3,915,673	$81,532,520	2,206,027	$39,222,163
Institutional Shares	174,817	3,499,002	1,449,107	26,024,928
Retirement Shares	51,153	1,086,065	—	—
Issued as reinvestment of dividends:
Shares	1,544	28,679	8,110	140,000
Institutional Shares	211	3,893	12,203	211,487
Retirement Shares	—	—	—	—
Redeemed:
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Retirement Shares	(118)	(2,475)	(10)	(162)
Redemption fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

	Real Estate Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	6,066,112	$67,240,470	2,543,667	$26,383,102
Issued as reinvestment of dividends:
Shares	910,832	9,232,819	503,603	5,093,280
Redeemed:
Shares	(4,921,193)	(54,217,167)	(4,046,632)	(41,844,650)
Redemption fee	—	5,256	—	—

Net Increase (Decrease)	2,055,751	$22,261,378	(999,362)	$(10,368,268)

	Small Cap Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	11,007,156	$202,519,992	7,764,353	$131,311,856
Retirement Shares	100,714	1,845,960	—	—
Issued as reinvestment of dividends:
Shares	873,688	15,909,286	431,637	7,363,728
Retirement Shares	211	3,801	3	53
Redeemed:
Shares	(6,873,489)	(126,011,173)	(7,277,592)	(122,756,430)
Retirement Shares	(4,702)	(85,527)	(10)	(153)
Redemption fee	—	2,829	—	—

Net Increase (Decrease)	5,103,578	$94,185,168	918,391	$15,919,054

	Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	40,342,962	$2,018,418,152	42,481,646	$1,944,842,088
Institutional Shares	2,608,744	127,478,205	1,588,442	71,855,109
Retirement Shares	62,302	3,214,887	18,213	867,236
Issued as reinvestment of dividends:
Shares	1,056,240	51,956,233	922,183	40,504,847
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Retirement Shares	99	4,928	26	1,182
Redeemed:
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Redemption fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

	Emerging Markets Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	28,426,163	$377,247,582	42,050,024	$456,622,978
Institutional Shares	889,054	12,242,049	2,017,803	17,803,340
Issued as reinvestment of dividends:
Shares	2,899,020	39,144,568	386,361	3,758,608
Institutional Shares	104,377	1,425,589	232	2,572
Redeemed:
Shares	(32,751,548)	(412,372,175)	(12,959,098)	(132,393,423)
Institutional Shares	(35,905)	(493,380)	(1,171)	(11,586)
Redemption fee	—	104,327	—	3,940

Net Increase (Decrease)	(468,839)	$17,298,560	31,494,151	$345,786,429

	International Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	12,392,725	$216,269,580	18,984,322	$280,689,209
Issued as reinvestment of dividends:
Shares	53,302	824,056	55,479	722,890
Redeemed:
Shares	(10,667,987)	(182,002,787)	(5,816,678)	(82,366,546)
Redemption fee	—	52,449	—	14,016

Net Increase (Decrease)	1,778,040	$35,143,298	13,223,123	$199,059,569

	Pacific/Asia Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	3,211,949	$36,092,669	9,073,692	$91,473,426
Issued as reinvestment of dividends:
Shares	244,088	2,750,870	64,603	565,926
Redeemed:
Shares	(6,281,359)	(69,083,541)	(3,276,867)	(32,167,866)
Redemption fee	—	30,100	—	2,893

Net Increase (Decrease)	(2,825,322)	$(30,209,902)	5,861,428	$59,874,379

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Blended Equity Fund, Energy and Natural Resources Fund, Equity Income Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund, Value and Restructuring Fund, Emerging Markets Fund, International Fund and Pacific/Asia Fund (nine portfolios of Excelsior Funds, Inc. and three portfolios of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

ADDITIONAL FEDERAL TAX INFORMATION

Other	Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	5.17%
Equity Income Fund	100.00%
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap Fund	98.82%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	4.79%
Equity Income Fund	100.00%
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap Fund	98.63%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Fund	100.00%
Pacific/Asia Fund	33.31%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Fund	Long Term Capital Gains
Blended Equity Fund	$61,776,418
Energy and Natural Resources Fund	58,470,040
Mid Cap Value and Restructuring Fund	7,547
Small Cap Fund	41,311,258
Emerging Markets Fund	51,557,837
Pacific/Asia Fund	7,507,933

The following Funds passed through the amounts of Foreign Tax Credits for the year ended March 31, 2007:

Fund	Foreign Tax Credits
Emerging Markets Fund	$1,906,057
International Fund	1,086,746

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation.

BOARD 2 — Director, Mission West Properties (commercial real estate). BOARD 3 — Director, TOUSA (home building). BOARD 4 — Director, Harris Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES
Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006. From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Blended Equity Fund — Shares	$1,000.00	$1,082.10	1.10%	$5.71
Energy and Natural Resources Fund — Shares	1,000.00	1,189.70	1.12	6.11
Equity Income Fund — Shares	1,000.00	1,086.00	1.09	5.67
Equity Opportunities Fund — Shares	1,000.00	1,111.80	1.04	5.48
Large Cap Growth Fund — Shares	1,000.00	1,075.10	1.20	6.21
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,096.40	1.13	5.91
Real Estate Fund — Shares	1,000.00	1,107.90	1.25	6.57
Small Cap Fund — Shares	1,000.00	1,119.50	1.23	6.50
Value and Restructuring Fund — Shares	1,000.00	1,121.10	1.04	5.50
Emerging Markets Fund — Shares	1,000.00	1,168.40	1.85	10.00
International Fund — Shares	1,000.00	1,129.10	1.50	7.96
Pacific / Asia Fund — Shares	1,000.00	1,116.10	1.61	8.49

Hypothetical 5% Return
Blended Equity Fund — Shares	1,000.00	1,019.45	1.10	5.54
Energy and Natural Resources Fund — Shares	1,000.00	1,019.35	1.12	5.64
Equity Income Fund — Shares	1,000.00	1,019.50	1.09	5.49
Equity Opportunities Fund — Shares	1,000.00	1,019.75	1.04	5.24
Large Cap Growth Fund — Shares	1,000.00	1,018.95	1.20	6.04
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,019.30	1.13	5.69
Real Estate Fund — Shares	1,000.00	1,018.70	1.25	6.29
Small Cap Fund — Shares	1,000.00	1,018.80	1.23	6.19
Value and Restructuring Fund — Shares	1,000.00	1,019.75	1.04	5.24
Emerging Markets Fund — Shares	1,000.00	1,015.71	1.85	9.30
International Fund — Shares	1,000.00	1,017.45	1.50	7.54
Pacific / Asia Fund — Shares	1,000.00	1,016.90	1.61	8.10

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-EQUITIES-0307

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

2

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

3

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Alternative Minimum Tax (AMT) outperformed non-AMT slightly, and short non-investment grade outperformed high grades. Along the yield curve spectrum, the two- to four-year part of the curve outperformed all other maturities.

Low interest rates, narrow inter-market long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. In the last quarter of the fiscal year, California was the largest issuer, bringing to market over $20 billion in new bonds. As a result, yields on in-state securities increased slightly more than those on national bonds, narrowing the yield differential between California and national municipals.

Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one- to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers have leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. Early in the year, the Fund was neutral to slightly short duration relative to the index, and extended out on the yield curve when the Fed began to migrate to a neutral stance on interest rates. The Fund maintained a longer duration until the first calendar quarter of 2007, when duration and average maturity were shortened in anticipation of increased California supply along with seasonal yield increases. The Fund’s underperformance was primarily due to the high overall quality of securities held and its avoidance of purchasing securities which are subject to AMT. Additionally, the Fund did not hold any leveraged securities. Cash was maintained at minimal levels.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain a shorter-duration profile than the index, with curve overweights concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed, and so are unwilling to add securities for little return.

Kathleen Meyer

Senior Vice President and

Senior Portfolio Manager

4

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index for the past ten fiscal year. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.03%
Net Expense Ratio	0.50%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

5

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

6

EXCELSIOR FUNDS, INC.	CORE BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The Portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed

Income Investments

7

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.30%
Net Expense Ratio	0.90%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Performance Summary

For the year ended March 31, 2007, the Merrill Lynch High Yield, Cash Pay Index returned almost 12%, with each quarter generating a positive return. Lower-rated credits (CCC and below) significantly outperformed, generating an 18% return for the year; BB-rated debt lagged modestly, returning about 10%. Declining interest rates, particularly in the September quarter, and stable equity markets from August through February were significant contributors to strong performance in high yield. Over the year, the spread of high yield versus U.S. Treasuries declined modestly, with a sharp contraction beginning in September, ending the year at 3.20%. That level is well below the longer term average of 4.75%. Default rates, a key driver of high yield spreads, declined from 2.8% to 1.6% during the year, to near record lows. The best performing sectors during the year were entertainment, automotive, retail, airlines, and cable TV. Rails, gaming, leisure, aerospace, and energy were the weakest performers. Every category generated a positive return for the year. New issue supply was $163 billion. Rating upgrades versus downgrades were fairly constant and slightly positive during the year.

Performance Attribution and Portfolio Positioning

For the fiscal year, the Excelsior High Yield Fund outperformed the Merrill Lynch High Yield, Cash Pay Index. Based on industry categories, the Fund was overweight some underperforming groups; but individual security selection, primarily low single B-rated and CCC-rated issuers in retail and telecom in particular, outperformed their industry categories and the Index. About 1.30% of the Fund’s performance was generated by Ormet Aluminum, a company that emerged from bankruptcy in April 2005; the Fund has held this name for several years. Several developments related to this holding in the 3rd and 4th calendar quarters of 2006 contributed importantly to the outperformance of this name. First, a significant distribution of common equity to original creditors (which included the Fund) was made. Second, a successful rights offering and a 10:1 stock split substantially enhanced the enterprise and per share value of Ormet. The Fund pared its holding in this name when the position grew to over 5% of the Fund as the valuation increased. The objective was to take some profits and moderate Fund volatility. At the end of the year, the holding was reduced to about 3%. We continue to believe there is significant potential upside in this name although probably not before the 3rd calendar quarter of this year.

Outlook

In spite of the current low spread versus U.S. Treasuries and the slowing economy, we remain moderately constructive on the high yield asset class. Over several decades, high yield spreads have tracked closely with default rates, with periods of divergence infrequent and short lived. For a number of recent months, high yield spreads have significantly exceeded default rates. We believe this is due to investor concern that default rates may rise sharply as a consequence of a slowing economy and the result of the recent sharp increase in low-rated debt (historically a precursor of rising defaults). Default rates over the last twelve months currently are near record low levels. We believe that the enormous refinancing of debt maturities at low interest rates that has occurred over the last several years will mitigate the negative effects of slow economic growth, particularly if the economy accelerates in the 2nd half of this year. High yield default rates projected out 12 months by Moody’s and S & P have continued to moderate and now are at levels that remain well below longer term averages. Current high yield spread levels are comparable to projected defaults a year from now. We believe actual defaults likely will fall below current estimates and thereby rationalize or even reduce current spreads. This assumes a modest and temporary economic slowdown. However, until investors become more confident that default rates will not increase sharply, a more cautious approach to high yield is appropriate.

A.K. Rodgers Ratcliffe, CFA

Senior Vice President and Senior Portfolio Manager

Adam Moss

Senior Vice President and Senior Portfolio Manager

9

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.29%
Net Expense Ratio	1.05%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

10

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Performance Summary

The Excelsior Intermediate-Term Bond Fund underperformed the Lehman Intermediate Government/Credit Index for the fiscal year ended March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

11

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups would inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed Income Investments

12

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.81%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

13

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. The Fund remained neutral to slightly long duration for most of the year, with most of the overweighting occurring in both the longer and four to six year part of the yield curve. Additionally, the Fund had a slight underweight in two- to three- years, which underperformed during the first half of the year, but significantly outperformed later in the year. Cash was kept in the 3% range in order to maximize yield. Although we strived to increase the Fund’s overall yield through the inclusion of higher yielding securities, the Fund remains of high investment quality. Thus, the Fund maintained a slightly lower yield than the Index throughout the year, with much of the gap due to AMT bonds and higher yielding sectors inherent in the Index. The Fund avoids holding bonds that are subject to the AMT. Additionally, our underweight in housing and airport bonds negatively impacted performance (note that the majority of bonds issued in these sectors are subject to the AMT). The Fund did not hold any leveraged securities during the fiscal year ending March 31, 2007.

Purchases were concentrated on bonds, with long maturities priced to a short call or to a short/intermediate average life. The Fund purchased both New Jersey Tobacco and Golden State Tobacco bonds, which were priced attractively relative to similar bonds issued by other states. While they carry long-term maturities, their turbo sinking fund nature results in an average life of 4.5 years. We believe these bonds offer higher than market yield, with the defensive characteristics of shorter securities. While we held a neutral position in California bonds throughout much of the year, more recently we sold in-state securities in anticipation of large new issue volume during the first half of 2007.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long-term planning and proactive budget management,

14

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

which should help provide ballast against any regional economic downturns, while the latter is expected to increase debt issuance over the coming quarter. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed; we are not willing to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

15

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.80%
Net Expense Ratio	0.65%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

16

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund was in line with its benchmark, net of fees. A duration that was slightly longer than the Merrill Lynch 22+ Year Municipal Index was maintained through much of the year. During the first half, the Fund maintained a duration underweight in the short end and an underweight in the long end. Yield remained lower than the Index, due to an underweighting in bonds subject to the AMT, as the Fund avoids holding securities which are subject to this tax. Additionally, AMT bonds are issued in higher-yielding sectors. Finally, the Fund was overweighted in California and New York bonds, both of which outperformed the market. Additionally, the Fund did not hold any leveraged securities.

The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), regional redevelopment (Hudson Yards, NY) and Bay Area Tolls. Additionally, the Fund purchased tobacco bonds in New Jersey and California that were priced attractively relative to similar bonds issued by other states. Their turbo sinking fund nature results in an average life significantly shorter than the overall maturity, and offers the defensive characteristics of shorter bonds.

In addition to increasing yield, purchases were focused across the yield curve in an attempt to diversify risk. As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Index for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short-term and long-term yields compressed.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long term planning and proactive budget management, which will help provide ballast

17

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

against any regional economic downturns. We plan to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed and we thus are not willing to add securities for little return. While we expect to maintain cash in the 5% area, over the near-term we will increase our cash exposure to take advantage of seasonal, tax related short-term yield hikes.

Pamela Hunter

Managing Director and Senior Portfolio Manager

18

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.02%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

19

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, with New York high yield securities returning slightly more than national. AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. New York new issue supply increased by 40% in the last quarter alone. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmarks net of fees. We maintained a duration slightly longer than the Indices for much of the year, until early December, when we switched to a neutral, and then slightly short duration. Much of the later underweighting occurred in the eight to twelve year part of the curve. Additionally, the Fund had a slight underweight in the top performing two to four year part of the curve. This was countered by an overweight in cash and five-year duration exposure. As BMA rates increased, the effect muted curve underperformance, which resulted in an overall positive curve contribution for the year. Although we have increased the Fund’s overall yield, the Fund remained lower in yield relative to the Indices; however, much of the gap was due to an underweight in AMT paper and the higher yielding sectors inherent in the Indices. The Fund avoids holding bonds that are subject to the AMT. The Fund was underweighted in the transportation sector, due to the concentration of NY agency issuers that fell under the auspices of the same obligor. Additionally, the Fund did not hold any leveraged securities.

Purchases were concentrated on bonds maturing across the yield curve, in order to diversify risk. The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), as well as regional redevelopment (Hudson Yards Redevelopment Project). As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Indices for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short term and long term yields compressed.

Later in the year, we sold some of our long positions in order to hedge against potential mass liquidation of the similar securities by leveraged arbitrageurs. Additionally, agency sales were concentrated in the ten-year part of the yield curve, thus shortening the average maturity of the fund by half a year.

20

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should the profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We will continue to migrate down the curve to take advantage of steepening from the short end. The State of New York has initiated long term planning and proactive budget management, which should help to provide ballast against any regional economic downturns. In anticipation of potential upgrades, we are concentrating our purchase on state agency debt, keeping in mind diversification restrictions. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the New York high yield market has had a stellar run, we believe that credit spreads are too compressed and are thus unwilling to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

21

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.98%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Performance Summary

The Excelsior Short-Term Government Fund in the fiscal year ending March 31, 2007, performed in line with its benchmark. The yield-to-maturity of 5.21% at the end of the period represented a yield advantage relative to the Lehman Brothers 1-3 Year Government Bond Index and a slightly longer duration.

Performance Attribution and Portfolio Positioning

The Fund remained overweight mortgage-backed securities throughout the period in an effort to capitalize on the significant yield advantage mortgages offer, especially in periods where rate volatility remains contained. Investments in this asset class included substantial concentrations in hybrid ARMs, so-called because of the fixed/floating-rate nature of their underlying loans. Hybrid ARMs offer similar yield advantages to fixed-rate mortgages but with a lower sensitivity to changes in interest rates. The floating rate nature of the underlying loans offers additional protection to the Fund should rates move substantially in either direction. Positions in callable agency debentures were added midway through the period. They too offer substantial benefits versus their non-callable counterparts when rates remain subdued.

The Fund currently maintains no exposure TIPs. TIPs have performed well of late, but continued vigilance on the part of the Fed should cap breakevens near current levels. We do not expect the circumstances that caused energy prices to spike recently to continue indefinitely. Positive carry seasonally prevalent in the TIPs sector does present an opportunity for the near term.

The combined percentage of mortgage-backed and asset-backed investments in the Fund is currently 58%. In addition to the hybrid ARMs mentioned earlier, positions exist in both premium-priced, non-amortizing fixed-rate mortgage securities and structured mortgage-backed assets with short final maturity dates. Both represent mortgage-backed cash flows that are more bulleted in nature than would otherwise be available in the mortgage-backed market and should perform well in the bull-steepening scenario that we expect to take place. Futures positions exist in the Fund to help protect against losses, should a steepening scenario transpire. The longer rates remain at current levels, the more pressure will begin to build.

Outlook

The U.S. economy has remained resilient in spite of continued deterioration in the housing sector. The Fed has resisted lowering rates in deference to increased concerns regarding the outlook for inflation. Uncertainty regarding the timing of this policy change has kept interest rates range-bound. Moreover, the Fed’s stance has subsequently caused the Treasury yield curve to remain inverted, with yields at the shorter end of the maturity spectrum higher than those at the longer end.

We believe, and market expectations are, that the Federal Reserve will eventually need to lower rates to keep the economy growing. Fallout from the current housing crisis has caused a general tightening of credit, which should ultimately cause the Fed to respond by cutting interest rates, thereby lowering all yields and steepening the yield curve.

Michael Zazzarino

Managing Director and Senior

Portfolio Manager

23

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds on the short end of the curve, doubling the return of investment-grades, and AMT bonds slightly outperformed non-AMT. Along the yield curve spectrum, the four to six year part of the curve was the short end’s top-performing maturity range.

Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market. As a result, the increase in tender option bond programs created for this buying universe also resulted in new variable rate demand note programs (the floating rate portion of tender option bonds), resulting in higher short term yields, as measured by the Bond Market Association’s Index of tax-exempt money market rates.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed the benchmark net of fees. The Fund’s duration remained approximately a half year short relative to the Index, with most of the underweighting occurring in the five-year part of the yield curve. As a result, the Fund underperformed the Index. Yields were slightly lower than the Index, due primarily to the AMT holdings in the Index as well as the shorter maturity. Newly created variable rate demand note programs (the floating side of tender option securities) kept BMA rates relatively high; thus, the Fund did not suffer yield underperformance. The Fund avoids holding bonds that are subject to the AMT. Most of the high-yielding sectors fall within the AMT; thus, we did not gain the price appreciation realized by much of the non- and lower-investment-grade sectors. Additionally, the Fund did not hold any leveraged securities. At year end, the Fund held a cash equivalent position of 7%.

Purchases were concentrated on bonds offering higher yields within non-AMT sectors. The Fund added exposure to the tobacco bond sector by purchasing New Jersey Tobaccos with a final maturity of 2010. As the yield curve inverted, we sold longer securities that yielded less than the BMA cash rate.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should leveraged tender option bond programs begin to unwind, it is likely that variable-rate demand note programs (the floating rate piece of fixed rate synthetics) would be collapsed in turn, creating less cash equivalent supply in the municipal bond market. As we approach the tax season, seasonal selling of municipal money market funds to meet tax

25

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

obligations should keep pressure on BMA rates near term. Because the forces of supply and demand may be neutralized this year, the Fund is likely to keep cash at around 10% until the high tax season has passed.

Pamela Hunter

Managing Director and Senior Portfolio Manager

26

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

27

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — 85.19%
$1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBAC)	5.00%	10/01/13	$1,619,700
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,046,330
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,051,040
1,500,000	California State Department of Water Resources Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	1,576,620
3,000,000	California State Economic Recovery, General Obligation Bonds, Series B, (Mandatory Put 07/01/07 @ 100)	5.00	07/01/23	3,009,720
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,096,950
750,000	California State General Obligation Bonds	6.25	04/01/08	769,928
2,000,000	California State General Obligation Bonds	5.00	02/01/11	2,095,480
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,069,600
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,074,110
3,000,000	California Statewide Communities Development Authority Revenue Bonds, John Muir Health, Series A	5.00	08/15/17	3,203,250

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15%	08/01/09	$1,057,010
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,022,300
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,037,644
1,000,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	1,007,180
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,664,674
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,074,110
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,022,110
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,072,380
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,039,970
1,500,000	Los Angeles, California, Waste Water System Revenue Bonds, Series B, (MBIA)	5.00	06/01/10	1,566,660

See Notes to Financial Statements.

28

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50%	06/15/12	$1,044,200
1,150,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC)	6.20	02/14/11	1,240,770
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,123,331
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,062,210
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,059,840
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,001,730
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,058,850
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00	06/15/08	1,018,210
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,074,290
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,187,860

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bond, (FSA)	4.00%	08/15/12	$1,021,280
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,094,468
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25	07/01/09	1,031,100
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,028,490

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,162,886)			48,223,395

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 11.13%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @ 101)	5.00	10/01/26	2,138,220
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.25	12/01/17	1,086,410
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @ 101)	5.00	05/01/14	3,076,860

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $6,378,711)			6,301,490

See Notes to Financial Statements.

29

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Shares		Value
REGISTERED INVESTMENT COMPANIES — 2.62%
1,026,164	BlackRock California Money Fund	$1,026,164
455,820	Federated California Money Fund	455,820

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,481,984)	1,481,984

TOTAL INVESTMENTS (Cost $56,023,581)	98.94%	$56,006,869
OTHER ASSETS IN EXCESS OF LIABILITIES	1.06	598,358

NET ASSETS	100.00%	$56,605,227

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 11% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	65.66%	$37,166,263
General Obligation Bonds	17.66	9,997,292
Prerefunded	11.13	6,301,490
Registered Investment Companies	2.62	1,481,984
Certificates of Participation	1.87	1,059,840

Total Investments	98.94%	$56,006,869
Other Assets in Excess of Liabilities	1.06	598,358

Net Assets	100.00%	$56,605,227

See Notes to Financial Statements.

30

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	07/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	04/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,600,000	TCI Communications, Inc.	9.80%	02/01/12	$3,078,156
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820
2,496,422	Pool # J01383	5.50	03/01/21	2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
$203,140	Pool # 251502	6.50%	02/01/13	$208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438
1,895,300	Pool # 844901	4.50	10/01/20	1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
$317,132	Pool # 2562	6.00%	03/20/28	$322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

	U.S. TREASURY NOTES — 11.48%
520,000	(f)	4.63	09/30/08	519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75	$1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)	1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund	21,150,173
21,150,172	Fidelity U.S. Treasury II Fund	21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)	42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	$551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
Short —
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	TOTAL FUTURES CONTRACTS (Total notional amount $14,037,475)	$14,078,203	$40,728

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements

34

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 89.98%
	ADVERTISING PERIODICALS — 2.74%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,092,500
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,080,000

				3,172,500

	CABLE TV — 1.80%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,032,500
1,000,000	NTL Cable plc	9.13	08/15/16	1,055,000

				2,087,500

	CASINO HOTELS — 7.76%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,040,000
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	980,000
1,500,000	Majestic Star llc.	9.75	01/15/11	1,428,750
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,068,750
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Station Casinos, Inc.	6.63	03/15/18	890,000
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,515,000

				9,002,500

	CELLULAR TELECOM — 1.19%
330,000	American Cellular Corp.	10.00	08/01/11	349,388
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,030,000

				1,379,388

	CHEMICALS – DIVERSIFIED — 1.39%
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,095,000
500,000	Nell AF Sarl(a)	8.38	08/15/15	521,250

				1,616,250

	CHEMICALS – SPECIALTY — 0.91%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	1,060,000

	COAL — 1.70%
1,000,000	Massey Energy Co.	6.88	12/15/13	948,750
1,000,000	Peabody Energy Corp., Series B	6.88	03/15/13	1,017,500

				1,966,250

	COMMERCIAL SERVICES — 1.77%
1,000,000	Iron Mountain, Inc.	8.63	04/01/13	1,029,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,020,000

				2,049,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMPUTER SERVICES — 0.94%
$1,000,000	Sungard Data Systems, Inc.	10.25%	08/15/15	$1,091,250

	CONTAINERS – METAL/GLASS — 1.78%
1,000,000	Crown Americas	7.75	11/15/15	1,040,000
1,000,000	Owens-Brockway Glass Containers	8.88	02/15/09	1,020,000

				2,060,000

	CONTAINERS – PAPER/PLASTIC — 2.66%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,015,000
1,000,000	Jefferson Smurfit Corp.	7.50	06/01/13	970,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,100,000

				3,085,000

	COSMETICS & TOILETRIES — 1.21%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,398,750

	DISTRIBUTION/WHOLESALE — 0.87%
1,000,000	Nebraska Book Co.	8.63	03/15/12	1,007,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 0.89%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,035,000

	ELECTRIC – GENERATION — 1.38%
1,500,000	AES Corp.	9.50	06/01/09	1,597,500

	ELECTRONIC COMPONENTS – SEMICONDUCTORS — 2.19%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,042,500
500,000	Freescale Semiconductor(a)	8.88	12/15/14	500,625
1,000,000	Freescale Semiconductor(a)	9.13	12/15/14	992,500

				2,535,625

	FINANCE – AUTO LOANS — 3.00%
1,354,000	Ford Motor Credit Co.(a)	9.75	09/15/10	1,426,225
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	2,052,842

				3,479,067

	FINANCE – INVESTMENT BNKR/BRKR — 0.06%
60,000	BCP Crystal Holdings Corp.	9.63	06/15/14	68,155

	FOOD & KINDRED PRODUCTS — 0.85%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	982,500

See Notes to Financial Statements.

35

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD – MISCELLANEOUS AND DIVERSIFIED — 1.78%
$1,000,000	Del Monte Corporation	8.63%	12/15/12	$1,040,000
1,000,000	Del Monte Corporation	6.75	02/15/15	988,750
40,000	Dole Foods Co.	7.25	06/15/10	38,200

				2,066,950

	FUNERAL SERVICES & RELATED ITEMS — 1.30%
1,500,000	Service Corp. International	7.00	06/15/17	1,511,250

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.90%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	1,043,750

	HOME FURNISHINGS — 1.79%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,052,500
1,000,000	Simmons Co.	7.88	01/15/14	1,025,000

				2,077,500

	MACHINERY – FARM — 0.45%
500,000	Case New Holland, Inc.	7.13	03/01/14	520,000

	MACHINERY – GENERAL INDUSTRIAL — 0.88%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL – HOSPITALS — 0.90%
1,000,000	HCA, Inc.	8.75	09/01/10	1,048,750

	MULTI-LINE INSURANCE — 1.97%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,285,349

	MUSIC — 1.31%
1,600,000	Warner Music Group	7.38	04/15/14	1,524,000

	OFFICE AUTOMATION & EQUIPMENT — 3.14%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,045,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,020,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,573,125

				3,638,125

	PAPER & RELATED PRODUCTS — 0.86%
1,000,000	Mercer International, Inc.	9.25	02/15/13	1,002,500

	PHYSICIANS PRACTICE MANAGEMENT — 3.18%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,140,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	533,750
1,000,000	US Oncology Holdings, Inc.(b)	10.58	03/15/15	1,020,000

				3,693,750

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PIPELINES — 1.75%
$1,500,000	Semgroup L.P.(a)	8.75%	11/15/15	$1,522,500
500,000	Williams Cos.(a)	6.38	10/01/10	506,875

				2,029,375

	RACETRACKS — 0.84%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	970,000

	RENTAL AUTO/EQUIPMENT — 2.68%
1,000,000	Avis Budget Car Rental(a)	7.75	05/15/16	1,020,000
1,000,000	Rental Service Corp.(a)	9.50	12/01/14	1,065,000
1,000,000	United Rentals, Inc.	7.75	11/15/13	1,027,500

				3,112,500

	RESORTS/THEME PARKS — 0.89%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,031,250

	RETAIL – APPAREL/SHOE — 1.10%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,275,000

	RETAIL – ARTS & CRAFTS — 0.93%
1,000,000	Michaels Stores, Inc.(a)	11.38	11/01/16	1,077,500

	RETAIL – DRUG STORE — 2.51%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,085,000
1,000,000	Rite Aid Corp.	8.63	03/01/15	946,250
1,000,000	Rite-Aid Corp.	6.88	08/15/13	880,000

				2,911,250

	RETAIL – MAJOR DEPARTMENT STORE — 1.90%
1,000,000	Neiman Marcus Group, Inc.	9.00	10/15/15	1,095,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,112,500

				2,207,500

	RETAIL – TOY STORE — 1.11%
1,500,000	Toys R Us	7.38	10/15/18	1,290,000

	RETAIL – VIDEO RENTAL — 1.74%
2,000,000	Blockbuster, Inc.(b)	9.00	09/01/12	2,020,000

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance plc	7.63	06/30/12	677,625
2,000,000	Intelsat Bermuda Ltd.	11.25	06/15/16	2,270,000

				2,947,625

	SCHOOLS — 1.27%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,473,750

See Notes to Financial Statements.

36

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	SPECIAL PURPOSE ENTITY — 6.62%
$5,580,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)(b)	7.55%	05/01/16	$5,673,856
2,000,000	Wimar OPCO LLC(a)(c)	9.63	12/15/14	2,007,500

				7,681,356

	TELECOM SERVICES — 0.89%
1,000,000	West Corp(a)	9.50	10/15/14	1,035,000

	TELEPHONE – INTERGRATED — 8.71%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,045,000
2,000,000	Citizens Communications	9.25	05/15/11	2,229,999
649,000	Consolidated Communications Holding	9.75	04/01/12	687,129
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,642,500
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,337,500
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,077,500
1,000,000	Windstream Corp.	8.63	08/01/16	1,093,750

				10,113,378

	TRAVEL SERVICES — 0.95%
1,000,000	Travelport, Inc.(a)	11.88	09/01/16	1,096,250

	TOTAL CORPORATE BONDS (Cost $101,609,771)			104,377,393

BANK LOANS — 0.44%
	MISCELLANEOUS MANUFACTURING — 0.44%
500,000	IPC Acquisition Corp.(b)(d)	11.86	09/29/14	507,500

	TOTAL BANK LOANS (Cost $500,000)			507,500

Shares
COMMON STOCK — 2.57%
	METAL – ALUMINUM — 2.57%
152,380	Ormet Corp.			2,979,029

	TOTAL COMMON STOCK (Cost $1,219,040)			2,979,029

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.12%
	FEDERAL HOME LOAN BANK — 6.12%
$7,100,000	Discount Note	0.00%	04/02/07	$7,097,059

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,099,020)			7,097,059

TOTAL INVESTMENTS (Cost $110,427,831)	99.11%	$114,960,981
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,035,924

NET ASSETS	100.00%	$115,996,905

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,453,831 or 21.94% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Fair valued as of March 31, 2007.

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

LLC—limited liability company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

37

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	39.66%	$46,015,698
Telecommunication	11.71	13,582,766
Materials	9.73	11,281,529
Information Technology	8.34	9,675,125
Industrials	7.99	9,263,375
U.S. Government & Agency Obligations	6.12	7,097,059
Health Care	5.39	6,253,750
Consumer Staples	3.83	4,448,200
Financials	3.26	3,779,729
Energy	1.70	1,966,250
Utilities	1.38	1,597,500

Total Investment	99.11%	$114,960,981
Other Assets in Excess of Liabilities	0.89	1,035,924

Net Assets	100.00%	$115,996,905

See Notes to Financial Statements

38

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.96%
$2,200,000	Capital Auto Receivables Asset Trust 2006-SN1AC B(a)	5.50%	04/20/10	$2,210,762
2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70	06/15/11	2,037,420
233,473	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.59	04/25/33	233,618

	TOTAL ASSET BACKED SECURITIES (Cost $4,564,135)			4,481,800

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.43%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 2.87%
1,572,211	Bear Stearns ARM, 2004-1 11A3(b)	6.09	04/25/34	1,587,991
3,185,790	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	3,195,248
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.68	05/25/35	3,277,431
2,213,850	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,172,114
3,249,439	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A(b)	5.54	02/25/35	3,197,586

				13,430,370

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.70%
3,316,447	R001 AE	4.38	04/15/15	3,253,628

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.68%
3,200,000	2003-17 QT	5.00	08/25/27	3,178,156

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.18%
10,355,000	2004-45 B	5.18	05/16/28	10,340,594
2,800,000	2005-10 MW	4.67	09/16/25	2,742,903
2,925,000	2005-14 B	4.48	08/16/32	2,861,550
3,573,957	2006-55 AB	5.25	07/16/29	3,577,522

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,806,101)			19,522,569

				39,384,723

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.26%
$4,350,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$4,226,824
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,208,973
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,044,938
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)(b)	5.88	12/15/35	3,401,175
1,292,475	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	1,293,703
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1C	6.59	05/15/33	3,988,095
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ(b)	4.99	09/12/37	6,993,127
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,324,239
5,430,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.30	12/15/44	5,421,837
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,017,691
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,072,803
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	4,527,693
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,503,684

See Notes to Financial Statements.

39

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61%	12/15/35	$6,406,907
1,719,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	1,710,645
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,790,514
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A	5.11	07/15/42	6,118,731
4,267,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	4,251,918

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $72,484,005)			71,303,497

CORPORATE BONDS — 16.93%
2,550,000	Alcan, Inc	5.00	06/01/15	2,445,868
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,701,446
1,900,000	Bear Stearns Co., Inc.	5.35	02/01/12	1,903,724
2,680,000	Bottling Group LLC	5.50	04/01/16	2,695,087
1,190,000	Caterpillar, Inc.	5.70	08/15/16	1,214,128
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	511,250
3,845,000	Cisco Systems, Inc	5.50	02/22/16	3,871,600
890,000	CIT Group, Inc.(b)	6.10	03/15/67	857,877
3,000,000	CVS Lease Pass Through Trust	6.13	08/15/16	3,102,273
4,750,000	Deutsche Telekom International Finance	5.38	03/23/11	4,776,169
4,000,000	Diageo Capital plc	4.38	05/03/10	3,921,408
2,380,000	Federal Express Corp.	5.50	08/15/09	2,398,171
1,000,000	Federated Retail Holding	5.35	03/15/12	997,382
1,400,000	Ford Motor Credit Co.	8.63	11/01/10	1,428,729
3,955,000	General Electric Capital Corp., MTN	5.40	02/15/17	3,958,389
500,000	Iron Mountain, Inc.	8.63	04/01/13	514,500

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$3,790,000	JP Morgan Chase & Co.	5.15%	10/01/15	$3,705,961
2,960,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	2,899,501
780,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	781,614
2,645,000	Nisource Finance Corp.	5.25	09/15/17	2,498,097
4,025,000	Oracle Corp.	5.25	01/15/16	3,969,065
5,150,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	5,067,007
2,050,000	Southern Co.	5.30	01/15/12	2,063,663
1,530,000	Sprint Capital Corp.	8.38	03/15/12	1,707,065
4,290,000	Target Corp.	5.88	07/15/16	4,414,718
3,595,000	TCI Communications, Inc.	9.80	02/01/12	4,256,142
1,125,000	Telefonica Emisiones Sau	6.42	06/20/16	1,174,190
2,415,000	Time Warner, Inc.	9.15	02/01/23	3,007,984
1,110,000	Virginia Electric Power	5.40	01/15/16	1,098,449
2,000,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,992,498
1,000,000	Xerox Corp	6.40	03/15/16	1,028,525
2,125,000	YUM! Brands, Inc.	6.25	04/15/16	2,183,922
975,000	Zions Bancorp	5.50	11/16/15	958,445

	TOTAL CORPORATE BONDS (Cost $78,815,235)			79,104,847

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.51%
	FEDERAL HOME LOAN BANK — 9.71%
10,000,000		5.00	10/16/09	9,977,570
8,700,000		5.19	02/22/10	8,681,791
26,525,000		5.30	10/27/11	26,710,622

				45,369,983

	FREDDIE MAC — 1.80%
3,355,000		5.13	07/15/12	3,400,158
5,000,000	MTN	5.25	02/24/11	5,011,315

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $53,547,635)			53,781,456

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 13.08%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.76%
3,578,819	Pool # 1G1026 ARM(b)	5.91	07/01/36	3,602,168
3,135,818	Pool # A36827	5.00	08/01/35	3,033,669
379,129	Pool # G18136	6.00	08/01/21	385,438
1,204,495	Pool # J03619	6.00	10/01/21	1,224,542

				8,245,817

See Notes to Financial Statements.

40

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 9.37%
$2,630,000	Pool # 385538	4.79%	11/01/12	$2,571,221
586,322	Pool # 545290	7.50	10/01/16	604,267
3,260	Pool # 578823	5.50	04/01/31	3,233
2,465,257	Pool # 704372 ARM(b)	4.51	05/01/33	2,437,649
5,003,739	Pool # 805386 ARM(b)	4.86	01/01/35	5,002,786
2,506,462	Pool # 811528	5.00	11/01/20	2,472,702
5,981,172	Pool # 831192	5.00	11/01/20	5,898,093
8,989,624	Pool # 851149	5.00	04/01/21	8,865,670
2,290,402	Pool # 868986(d)	5.00	05/01/21	2,258,821
179,451	Pool # 872534	6.00	06/01/36	180,782
9,400,924	Pool # 879122	5.00	05/01/21	9,271,299
4,190,123	Pool # 892882 ARM(b)	5.86	07/01/36	4,223,082

				43,789,605

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.95%
12,609	Pool # 195801	8.50	01/15/17	13,496
8,473	Pool # 195833	8.50	04/15/17	9,069
2,493,668	Pool # 3319	5.00	12/20/32	2,421,277
1,398	Pool # 334299	8.00	05/15/23	1,481
3,067,835	Pool # 3442	5.00	09/20/33	2,978,679
302,203	Pool # 367412	6.00	11/15/23	306,523
1,316,805	Pool # 604726	4.50	10/15/33	1,248,410
2,237,273	Pool # 608288	4.50	09/15/33	2,121,069

				9,100,004

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $61,068,386)			61,135,426

U.S. TREASURY NOTES — 27.16%
5,130,000		3.13	04/15/09	4,983,513
10,440,000		4.00	04/15/10	10,280,143
110,310,000	(e)	4.50	02/28/11	110,159,207
1,540,000		4.25	11/15/14	1,503,425

				121,942,775

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $125,470,139 )			126,926,288

Shares		Value
REGISTERED INVESTMENT COMPANIES — 6.26%
14,615,789	Dreyfus Government Cash Management Fund	$14,615,789
14,615,788	Fidelity U.S. Treasury II Fund	14,615,788

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $29,231,577)	29,231,577

TOTAL INVESTMENTS (Cost $464,987,213)	99.59%	$465,349,614
OTHER ASSETS IN EXCESS OF LIABILITIES	0.41	1,926,229

NET ASSETS	100.00%	$467,275,843

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $8,943,060 or 1.91% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable	Rate Mortgage
LLC—Limited	Liability Company
MTN—Medium	Term Note
plc—Public	Limited Company

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
120	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $24,543,862)	$24,586,875	$43,013
Short —
(40)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(4,475,681))	(4,450,000)	25,681

	TOTAL FUTURES CONTRACTS (Total notional amount $20,068,181)	$20,136,875	$68,694

See Notes to Financial Statements.

41

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.75%	$241,843,170
Corporate Bonds	16.93	79,104,847
Commercial Mortgage-Backed Securities	15.26	71,303,497
Collateralized Mortgage Obligations	8.43	39,384,723
Registered Investment Companies	6.26	29,231,577
Asset Backed Securities	0.96	4,481,800

Total Investments	99.59%	$465,349,614
Other Assets in Excess of Liabilities	0.41	1,926,229

Net Assets	100.00%	$467,275,843

See Notes to Financial Statements.

42

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 4.43%
$9,000,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$9,000,000
8,400,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	8,400,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $17,400,000)			17,400,000

TAX-EXEMPT SECURITIES — 87.99%
1,000,000	Arkansas State Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, (AMBAC)(b)	0.00	07/01/23	492,710
10,000,000	California State Bay Area Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes, (FGIC)	5.00	08/01/17	10,753,900
4,740,000	California State General Obligation Bonds	5.00	06/01/08	4,819,822
10,000,000	California State General Obligation Bonds	5.00	12/01/16	10,844,200
5,000,000	California State General Obligation Bonds	5.00	08/01/21	5,292,700
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,543,700
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	10,841,000
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)	5.00	07/01/14	3,016,018

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$6,200,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25%	04/01/08	$6,300,564
10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds Department of Environmental Protection- Preservation 2000, Series A, (FSA)	6.00	07/01/13	11,246,999
10,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	10,386,900
5,000,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	5.25	09/01/19	5,550,050
4,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series A-1	4.50	06/01/27	3,901,480
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,815,700
5,000,000	Houston, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	4.50	02/15/25	5,023,500
2,000,000	Illinois State Toll Highway Authority Revenue Bonds, Senior Priority, Series A-1, (FSA)	5.00	01/01/18	2,159,560
5,000,000	Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Clarian Health Obligation Group, Series B	5.00	02/15/22	5,232,900
10,375,000	Jackson County, Missouri, Special Obligation Revenue Bonds, Harry S. Truman Sports Complex, (AMBAC)	5.00	12/01/09	10,739,578

See Notes to Financial Statements.

43

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Jefferson County, Colorado, School District General Obligation Bonds (MBIA)	6.50%	12/15/11	$11,228,500
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,770,100
5,370,000	Massachusetts State Construction Loan General Obligaton Bonds, Series C	5.00	05/01/16	5,821,939
5,040,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue Bonds, (XLCA)	5.00	07/01/19	5,405,753
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program Series I, (FSA)	5.25	10/15/14	10,843,500
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B, (AMBAC)	5.00	11/15/14	6,149,000
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	10,831,700
3,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.25	06/01/11	3,001,770
10,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	9,817,800
4,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA-CR)	5.25	12/15/22	4,513,480
9,530,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Grant Anticipation Bonds, Series A, (FGIC)	5.00	06/15/10	9,902,718

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38%	06/15/16	$10,794,600
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA)	5.25	05/15/11	10,617,400
5,790,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Parking Facilities Expansion Project, (MBIA)	5.00	12/01/26	6,154,307
5,070,000	Pennsylvania State, General Obligation Bonds, Series 4	5.00	07/01/09	5,215,763
5,000,000	Puerto Rico Commonwealth Public Improvement General Obligation Bonds, Series B	5.25	07/01/16	5,438,300
10,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds	5.00	02/01/17	10,707,300
8,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	8,291,280
7,600,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(b)	0.00	01/15/12	6,345,316
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,282,350
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,623,000
12,150,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00	07/01/21	13,056,268

See Notes to Financial Statements.

44

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00%	07/01/25	$2,130,220
2,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.25	12/15/23	2,211,940
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	5,071,014
3,500,000	Texas State Transportation Commission Revenue Bonds, First Tier	5.00	04/01/08	3,546,620
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,308,040
6,285,000	Virginia State Public School Authority Revenue Bonds, 1997 Resolution, Series C	5.00	08/01/16	6,813,946
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,493,500

	TOTAL TAX-EXEMPT SECURITIES (Cost $341,055,657)			345,348,705

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 6.48%
12,000,000	Chicago, Illinois, Public Improvements General Obligation Bonds, (Prerefunded 01/01/08 @ 102)	5.25	01/01/27	12,376,680
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,691,431

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$5,000,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38%	07/15/39	$5,344,650

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $25,457,385)			25,412,761

Shares
REGISTERED INVESTMENT COMPANIES — 0.03%
102,148	BlackRock Muni Fund			102,148
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $102,149)			102,149

TOTAL INVESTMENTS (Cost $384,015,191)	98.93%	$388,263,615
OTHER ASSETS IN EXCESS OF LIABILITIES	1.07	4,199,410

NET ASSETS	100.00%	$392,463,025

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Bond.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

FSA-CR—Financial Security Assurance Custodial Receipts

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

PSF-GTD—Public School Fund—Guaranteed

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

See Notes to Financial Statements.

45

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

At March 31, 2007, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
California	14.85%	$58,277,568
Texas	11.64	45,692,653
New York	9.99	39,213,690
New Jersey	9.70	38,067,468
Florida	8.46	33,193,960
Missouri	6.61	25,926,066
Colorado	5.55	21,772,200
Michigan	5.49	21,550,950
South Carolina	4.05	15,905,350
Illinois	3.70	14,536,240
Virginia	3.34	13,114,510
Hawaii	2.76	10,815,700
Washington	2.67	10,493,500
Oklahoma	2.29	9,000,000
Alaska	2.14	8,400,000
Massachusetts	1.48	5,821,939
Puerto Rico	1.39	5,438,300
Indiana	1.33	5,232,900
Pennsylvania	1.33	5,215,762
Arkansas	0.13	492,710
Registered Investment Companies	0.03	102,149

Total Investments	98.93%	$388,263,615
Other Assets in Excess of Liabilities	1.07	4,199,410

Net Assets	100.00%	$392,463,025

See Notes to Financial Statements

46

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.98%
$1,400,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$1,400,000
1,200,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	1,200,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,600,000)			2,600,000

TAX-EXEMPT SECURITIES — 75.50%
2,500,000	California Statewide Communities Development Authority Revenue Bonds, Southern California Edison Co., Series A, (XLCA), (Mandatory Put 04/01/13 @ 100)	4.10	04/01/28	2,538,500
2,000,000	Chicago, Illinois, General Obligation Bonds, (FGIC)	5.25	01/01/28	2,069,420
1,000,000	Cincinnati, Ohio, City School District General Obligation Bonds, Classroom Construction & Improvements (FGIC)	5.25	12/01/30	1,156,430
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00	06/15/15	3,226,620
2,500,000	Detroit, Michigan, City School District General Obligation Bonds School Building & Improvement, Series A, (FSA)	5.00	05/01/17	2,683,475
2,000,000	District Of Columbia, General Obligation Bonds, Series A, (MBIA)	5.25	06/01/27	2,046,780
2,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	2,077,380

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,800,000	Fort Bend, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	5.38%	02/15/24	$1,846,548
650,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00	02/15/39	666,335
3,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	3,212,850
1,500,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds(b)(c)	5.50	09/01/36	1,573,770
1,000,000	Massachusetts State Construction Loan General Obligation Bonds, Series C	5.00	05/01/16	1,084,160
2,000,000	Michigan State Hospital Finance Authority Revenue Bonds, Henry Ford Health Systems, Series A	5.25	11/15/32	2,127,160
1,000,000	Montgomery, Alabama, Medical Clinic Board Health Care Facility Revenue Bonds, Jackson Hospital & Clinic	4.75	03/01/36	984,500
500,000	New Hampshire Health & Education Facilities Authority Revenue Bonds, The Memorial Hospital	5.25	06/01/36	518,995
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	1,963,560
2,000,000	New York City, New York, General Obligation Bonds, Series M	5.00	04/01/22	2,110,440
2,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium — Pilot, (AMBAC)	5.00	01/01/46	2,107,080

See Notes to Financial Statements.

47

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York Metropolitan Transportation Authority Revenue Bonds, Series A, (AMBAC)	5.50%	11/15/14	$2,235,480
2,000,000	New York State Dormitory Authority Revenue Bonds, Non-State Supported Debt, New York University Hospital Center, Series A	5.00	07/01/20	2,085,180
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,117,480
2,000,000	Purdue University, Indiana, Certificates of Participation	5.25	07/01/22	2,251,360
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(d)	0.00	01/15/12	2,087,275
1,500,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/20	1,614,495
1,250,000	Tennessee Energy Acquisition Corp. Gas Revenue Bonds, Series A	5.25	09/01/26	1,384,200
1,500,000	University of California Revenue Bonds, Series J, (MBIA)	5.00	05/15/12	1,596,510

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,810,333)			49,365,983

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 18.28%
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,197,310
2,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/01/14	2,200,800

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)	5.50%	06/15/23	$3,299,940
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,250,560

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $11,695,844)			11,948,610

Shares
REGISTERED INVESTMENT COMPANIES — 0.49%
319,451	BlackRock Muni Fund			319,451
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $319,452)			319,452

TOTAL INVESTMENTS (Cost $63,425,629)	98.25%	$64,234,045
OTHER ASSETS IN EXCESS OF LIABILITIES	1.75	1,142,205

NET ASSETS	100.00%	$65,376,250

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $1,573,770 or 2.41% of net assets.
(c)	Represents an illiquid security as of March 31, 2007.
(d)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

XLCA—XL Capital Assurance

See Notes to Financial Statements.

48

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 18% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	19.66%	$12,856,460
California	9.52	6,222,285
New Jersey	8.05	5,263,500
Texas	7.71	5,043,858
Michigan	7.36	4,810,635
Tennessee	7.03	4,597,050
Pennsylvania	4.97	3,250,560
Nevada	4.93	3,226,620
Indiana	4.46	2,917,695
Florida	3.18	2,077,380
Illinois	3.17	2,069,420
District Of Columbia	3.13	2,046,780
Missouri	2.47	1,614,495
Connecticut	2.41	1,573,770
Oklahoma	2.14	1,400,000
Alaska	1.84	1,200,000
Ohio	1.77	1,156,430
Massachusetts	1.66	1,084,160
Alabama	1.51	984,500
New Hampshire	0.79	518,995
Registered Investment Companies	0.49	319,452

Total Investments	98.25%	$64,234,045
Other Assets in Excess of Liabilities	1.75	1,142,205

Net Assets	100.00%	$65,376,250

See Notes to Financial Statements

49

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 2.97%
$2,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, (SPA: Dexia Credit Local)(a)	3.65%	11/01/35	$2,000,000
1,700,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 2, (SPA: JP Morgan Chase & Co.)(a)	3.76	05/01/19	1,700,000
500,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation Series 5, (SPA: Bayerische Landesbank)(a)	3.75	08/01/24	500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $4,200,000)			4,200,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES – BACKED BY LETTERS OF CREDIT — 4.17%
1,400,000	Long Island Power Authority, New York Electric System Revenue Bonds, Sub-Series 2B, (BAYERISCHE LANDESBANK)(a)	3.74	05/01/33	1,400,000
3,500,000	New York State Dormitory Authority Revenue Bonds, Oxford University, (LANDESBANK HESSEN)(a)	3.80	07/01/23	3,500,000
1,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Sub-Series G2, (BNP PARIBAS)(a)	3.79	11/01/26	1,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $5,900,000)			5,900,000

TAX-EXEMPT SECURITIES — 74.07%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,738,651

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$5,000,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)	5.25%	11/15/15	$5,489,100
4,000,000	New York City, New York, General Obligation Bonds, Series C	5.00	01/01/15	4,285,840
2,430,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/19	2,572,374
850,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/19	917,261
1,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/20	1,074,950
2,280,000	New York City, New York, Metropolitan Transportation Authority Revenue Bonds, (CIFG)	5.00	11/15/22	2,441,584
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	5,397,300
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13	06/15/19	4,236,160
2,150,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/01/10	2,266,466
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,207,330

See Notes to Financial Statements.

50

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series B	5.25%	08/01/17	$2,154,580
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series S-1	5.00	07/15/11	3,151,710
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/10	1,022,420
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/12	1,031,400
5,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A, (AMBAC)	5.75	07/01/12	5,503,999
4,720,000	New York State Dormitory Authority Revenue Bonds, State Personal Income Tax, Series D, (FGIC)	5.00	03/15/09	4,844,891
3,525,000	New York State Energy Research & Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Project, Series A, (AMBAC)	5.15	11/01/25	3,666,740
6,000,000	New York State Environmental Facilties Revenue Bonds, NYC Municipal Water Project, Series K	5.00	06/15/12	6,397,559
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,314,850
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,918,989
2,500,000	New York State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	2,685,950

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,015,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series B	5.25%	11/15/13	$2,195,443
4,500,000	New York State Urban Development Corp. Revenue Bonds, State Personal Income Tax, Series B	5.00	03/15/22	4,831,830
500,000	Oneida County, New York Industrial Developmental Agency, Civic Facility Revenue Bonds, Hamilton College PJ-Series A(b)	0.00	07/01/18	313,015
895,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/22	953,972
940,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A (AMBAC)	5.00	09/15/23	1,001,937
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,453,450
1,500,000	Puerto Rico Public Improvement General Obligation Bonds, Series A	5.25	07/01/22	1,620,705
2,000,000	Suffolk County, New York, Public Improvement General Obligation Bonds, Series A, (CIFG)	5.00	05/01/08	2,031,320
3,750,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	3,770,963
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,582,771
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,706,887

	TOTAL TAX-EXEMPT SECURITIES (Cost $103,763,301)			104,782,397

See Notes to Financial Statements.

51

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

	TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 17.86%
$5,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$5,502,000
3,300,000	New York State Metropolitan Transportation Authority Dedicated Tax Revenue Bonds, Series A, (FGIC) (Prerefunded 04/01/2010 @100)	5.88	04/01/21	3,514,005
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,579,720
4,210,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38	07/15/39	4,500,195
5,000,000	New York State Tollway Authority , Highway & Bridge Trust Fund Revenue Bonds, Series B, AMBAC (Prerefunded 04/01/09 @ 100)	5.25	04/01/24	5,162,050

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $25,317,683)			25,257,970

Shares
REGISTERED INVESTMENT COMPANIES — 0.04%
1	Dreyfus New York Tax Exempt Cash Fund			1
55,645	Provident Institutional New York Money Market Fund			55,645

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $55,646)			55,646

TOTAL INVESTMENTS (Cost $139,236,630)	99.11%	$140,196,013
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,258,238

NET ASSETS	100.00%	$141,454,251

(a)	Variable Rate Security The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corp.

CIFG—CDC IXIS Financial Guaranty

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 22 % of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately 99% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

52

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31st, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	63.93%	$90,443,850
Prerefunded	13.97	19,755,970
General Obligation Bonds	13.11	18.538,547
Backed by Letters of Credit	4.17	5,900,000
Escrowed to Maturity	3.89	5,502,000
Registered Investment Companies	0.04	55,646

Total Investments	99.11%	$140,196,013
Other Assets in Excess of Liabilities	0.89	1,258,238

Net Assets	100.00%	$141,454,251

See Notes to Financial Statements.

53

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.99%
$1,648,892	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	5.55%	12/15/35	$1,650,083
902,954	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	899,585

	TOTAL ASSET BACKED SECURITIES (Cost $2,562,105)			2,549,668

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.70%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 10.09%
5,083,404	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.10	03/25/34	5,043,531
2,767,478	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.09	11/25/35	2,743,586
1,816,112	Bear Stearns ARM, 2004-1 11A3(a)	6.09	04/25/34	1,834,339
2,254,902	Bear Stearns ARM, 2004-9 3A1(a)	5.24	09/25/34	2,259,732
2,911,176	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,880,526
1,920,264	IMPAC CMB Trust, 2005-5 A4(a)	5.70	08/25/35	1,909,230
2,138,180	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.74	08/25/34	2,133,851
2,000,000	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,986,450
2,882,844	Wells Fargo Mortgage Backed Securities Trust, 2004-AA A2(a)	5.00	12/25/34	2,854,448
2,435,000	Wells Fargo Mortgage Backed Securities Trust, 2004-N A6	4.00	08/25/34	2,383,679

				26,029,372

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.53%
2,257,318	2608 GK	4.50	03/15/17	2,224,003
4,309,897	2836 TA	5.00	10/15/27	4,305,752

				6,529,755

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 1.08%
2,808,107	2002-89 CA	5.00	04/25/16	2,789,485

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,671,518)			35,348,612

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.25%
$3,940,352	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2	4.97%	08/11/36	$3,927,199
811,819	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	807,308
1,216,020	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1(a)	4.33	07/15/42	1,201,152
2,476,271	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	2,451,591

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,443,426)			8,387,250

U.S. GOVERNMENT AGENCY BONDS & NOTES — 24.69%
	FANNIE MAE — 0.80%
2,100,000		3.55	01/17/08	2,074,283

	FEDERAL HOME LOAN BANK — 17.25%
2,500,000		3.88	02/15/08	2,473,893
15,500,000		4.75	06/11/08	15,454,739
4,500,000		5.13	07/30/08	4,509,149
9,500,000		5.38	07/17/09	9,604,975
10,000,000		5.00	10/16/09	9,977,570
2,480,000		5.19	02/22/10	2,474,809

				44,495,135

	FREDDIE MAC — 6.64%
7,150,000		5.45	09/02/11	7,160,425
10,000,000		5.25	10/06/11	9,982,620

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $63,697,313)			17,143,045

				63,712,463

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.96%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.90%
931,556	Pool # 1B2846 ARM(a)	4.95	04/01/35	931,936
3,726,365	Pool # 1G0688 ARM(a)	5.76	01/01/36	3,754,140
153,358	Pool # 1G1026 ARM(a)	5.91	07/01/36	154,358
8,109,715	Pool # 1G1471 ARM(a)	5.50	01/01/37	8,151,861
7,666,917	Pool # 782645 ARM(a)	5.43	02/01/36	7,727,457
3,603,310	Pool # 847248 ARM(a)	5.24	03/01/34	3,642,747

See Notes to Financial Statements.

54

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — (continued)
$476,918	Pool # C68593	7.00%	11/01/28	$496,017
2,919,895	Pool # G18136	6.00	08/01/21	2,968,491
8,915,289	Pool # J00617	5.50	12/01/20	8,933,539
9,276,531	Pool # J03619	6.00	10/01/21	9,430,922

				46,191,468

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 21.49%
3,992,906	Pool # 256651	6.00	03/01/37	4,007,546
728,974	Pool # 323572	7.50	01/01/29	764,730
2,684,051	Pool # 375575	6.60	12/01/07	2,680,937
16,060	Pool # 517390	8.00	11/01/11	16,485
262,926	Pool # 535981	8.00	01/01/16	275,040
109,609	Pool # 545362 ARM(a)	5.96	12/01/31	109,771
1,736,064	Pool # 634195	7.50	10/01/28	1,821,217
3,294,927	Pool # 693018 ARM(a)	4.36	06/01/33	3,326,851
3,801,671	Pool # 735709 ARM(a)	4.82	06/01/35	3,761,096
4,001,402	Pool # 745525	5.50	05/01/21	4,011,567
2,709,692	Pool # 766684 ARM(a)	4.42	03/01/34	2,697,130
3,402,575	Pool # 770870 ARM(a)	4.28	04/01/34	3,372,016
2,308,280	Pool # 780840	4.50	06/01/34	2,307,122
2,987,634	Pool # 784134 ARM(a)	5.46	10/01/35	3,003,494
3,599,556	Pool # 786076 ARM(a)	4.74	07/01/34	3,597,430
6,241,477	Pool # 786423 ARM(a)	4.59	07/01/34	6,241,780
3,125,952	Pool # 805386 ARM(a)	4.86	01/01/35	3,125,357
3,843,296	Pool # 828704 ARM(a)	5.00	07/01/35	3,823,994
6,264,901	Pool # 871499 ARM(a)	5.60	04/01/36	6,321,292
179,554	Pool # 892882 ARM(a)	5.86	07/01/36	180,966

				55,445,821

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.57%
159,792	Pool # 780240	8.50	09/15/09	159,871
28,673	Pool # 780752	8.50	04/15/10	28,695
457,071	Pool # 781036	8.00	10/15/17	481,335
281,583	Pool # 781181	9.00	12/15/09	287,018
115,704	Pool # 80385 ARM(a)	5.25	03/20/30	116,710
382,211	Pool # 8378 ARM(a)	5.75	07/20/18	386,027

				1,459,656

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $103,237,952)			103,096,945

U.S. GOVERNMENT SECURITIES — 15.03%
	U.S. TREASURY NOTES — 15.03%
250,000	(b)	4.88	04/30/08	249,971
1,250,000		4.88	05/31/08	1,250,586
5,000,000		5.00	07/31/08	5,013,280
3,000,000		4.63	11/15/09	3,004,569

Principal Amount	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — (continued)
$29,105,000	4.75%	02/15/10	$29,270,986

			38,789,392

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $38,800,806)		38,789,392

Shares
REGISTERED INVESTMENT COMPANIES — 1.64%
2,118,300	Dreyfus Government Cash Management Fund		2,118,300
2,118,302	Fidelity U.S. Treasury II Fund		2,118,302

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $4,236,602)		4,236,602

TOTAL INVESTMENTS (Cost $256,649,722)	99.26%	$256,120,932
OTHER ASSETS IN EXCESS OF LIABILITIES	0.74	1,897,935

NET ASSETS	100.00%	$258,018,867

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	All or part of security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
300	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $61,433,250)	$61,467,187	$33,937
70	U.S. 5 Year Treasury Note, expiring June 29, 2007 (notional amount $7,424,550)	7,405,781	(18,769)
Short —
(180)	U.S. 10 Year Treasury Note, expiring June 20, 2007 (notional amount $(19,488,300))	(19,462,500)	25,800

TOTAL FUTURES CONTRACTS (Total notional amount $49,369,500)		$49,410,468	$40,968

See Notes to Financial Statements.

55

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	79.68%	$205,598,800
Collateralized Mortgage Obligations	13.70	35,348,612
Commercial Mortgage-Backed Securities	3.25	8,387,250
Registered Investment Companies	1.64	4,236,602
Asset Backed Securities	0.99	2,549,668

Total Investments	99.26%	$256,120,932
Other Assets in Excess of Liabilities	0.74	1,897,935

Net Assets	100.00%	$258,018,867

See Notes to Financial Statements.

56

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 1.92%
$2,000,000	Maryland State Economic Developmental Corporation Revenue Bonds(a)	3.80%	07/01/34	$2,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,000,000)			2,000,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 4.42%
4,600,000	Ohio State Air Quality Development Authority Revenue Bonds, Ohio Edison Co., Series C, (WACHOVIA BANK N.A.)(a)	3.80	06/01/23	4,600,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $4,600,000)			4,600,000

TAX-EXEMPT SECURITIES — 83.30%
6,000,000	California State General Obligation Bonds	5.00	06/01/08	6,101,040
4,070,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.50	06/15/07	4,084,408
5,000,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25	04/01/08	5,081,100
890,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.70	07/01/08	889,430
800,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.85	01/01/09	800,328
1,810,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.90	01/01/10	1,807,122
870,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.65	07/01/07	869,600

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00%	10/01/08	$3,922,534
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,140,282
2,000,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/08 @ 100)	5.00	03/01/28	2,037,500
2,500,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/10 @ 100)	5.00	03/01/29	2,597,400
7,405,000	New Jersey State Economic Development Authority Revenue Bonds, Series F	5.00	06/15/07	7,423,512
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.13	06/01/10	1,999,020
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,319,980
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,412,600
1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00	07/01/11	1,300,725
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,156,030
5,000,000	San Antonio, Texas, Electric & Gas Systems Revenue Bonds, Series A	5.00	02/01/10	5,193,000

See Notes to Financial Statements.

57

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,995,000	South Carolina State Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)	5.00%	10/01/09	$4,127,155
7,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	7,354,410
3,750,000	Tennessee State Energy Acquisition Corporation Gas Revenue Bonds, Series A	5.00	09/01/09	3,849,900
1,500,000	Texas State Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.00	12/15/10	1,558,830
3,000,000	Texas State Transportation Commission Revenue Bonds, First Tier, Series A	5.00	04/01/12	3,173,460
2,500,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	2,513,975

	TOTAL TAX-EXEMPT SECURITIES (Cost $86,770,633)			86,713,341

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 9.03%
4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38	01/01/30	4,740,889
595,000	New Jersey State Economic Development Authority Revenue Bonds, Series F (Escrowed to Maturity)	5.00	06/15/07	596,601

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — (continued)
$4,030,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A, (Escrowed to Maturity)	5.00%	11/01/07	$4,064,013

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $9,418,705)			9,401,503

Shares
REGISTERED INVESTMENT COMPANIES — 0.28%
291,929	BlackRock Muni Fund			291,929
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $291,930)			291,930

TOTAL INVESTMENTS (Cost $103,081,268)	98.95%	$103,006,774
OTHER ASSETS IN EXCESS OF LIABILITIES	1.05	1,088,697

NET ASSETS	100.00%	$104,095,471

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.

AMBAC—American Municipal Bond Assurance Corp.

BNY—Bank of New York

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

IBC—Insured Bond Certificates

MBIA—Municipal Bond Insurance Association

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

58

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	17.59%	$18,310,568
Texas	13.99	14,560,190
Virginia	11.95	12,435,510
New Jersey	9.62	10,019,133
Illinois	8.75	9,107,370
Tennessee	8.64	8,990,182
Florida	6.80	7,078,564
California	5.86	6,101,040
Ohio	4.42	4,600,000
South Carolina	3.96	4,127,154
Nevada	3.92	4,084,408
Maryland	1.92	2,000,000
Puerto Rico	1.25	1,300,725
Registered Investment Companies	0.28	291,930

Total Investments	98.95%	$103,006,774
Other Assets in Excess of Liabilities	1.05	1,088,697

Net Assets	100.00%	$104,095,471

See Notes to Financial Statements.

59

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund		High Yield Fund	Intermediate- Term Bond Fund
ASSETS:
Investments, at cost–see accompanying portfolios	$56,023,581	$549,299,881		$110,427,831	$464,987,213

Investments, at value (Note 1)	$56,006,869	$550,355,840		$114,960,981	$465,349,614
Cash	—	172,942		131,318	214,611
Interest receivable	732,717	4,413,659		2,376,317	3,413,504
Receivable for investments sold	—	333,651		1,136,514	1,999,838
Receivable for fund shares sold	46,540	506,201		503,500	582,812
Receivable from advisor	—	—		114,221	—
Net receivable for variation margin on futures contracts	—	5,391		—	6,875
Reclaims receivable	—	—		—	—
Prepaid expenses	825	9,532		1,593	6,434

Total Assets	56,786,951	555,797,216		119,224,444	471,573,688
LIABILITIES:
Payable for dividends declared	113,224	1,360,741		583,926	1,520,466
Payable for investments purchased	—	1,742,048		1,496,875	2,008,125
Payable for fund shares redeemed	20,302	450,371		989,855	423,418
Investment advisory fees payable (Note 2)	—	170,085		—	109,044
Administration fees payable (Note 2)	—	71,583		1,451	60,940
Distribution and shareholder servicing fees payable (Note 2)	11,567	67,066		25,911	82,006
Accrued expenses and other payables	36,631	215,549		129,521	93,846

Total Liabilities	181,724	4,077,443		3,227,539	4,297,845

NET ASSETS	$56,605,227	$551,719,773		$115,996,905	$467,275,843

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$741	$23,250		$(496,938)	$(45,974)
Accumulated net realized gain (loss) on investments	(29,603)	(1,867,299)		(65,480,709)	(5,229,655)
Unrealized appreciation (depreciation) of investments	(16,712)	1,096,687		4,533,150	431,095
Par value (Note 5)	7,904	61,436		241	65,831
Paid in capital in excess of par value	56,642,897	552,405,699		177,441,161	472,054,546

Net Assets	$56,605,227	$551,719,773		$115,996,905	$467,275,843

Net Assets:
Shares	$56,605,227	$313,966,821		$111,687,408	$467,275,843
Institutional Shares	—	237,751,881		4,309,497	—
Retirement Shares	—	1,071		—	—
Shares Outstanding (Note 5):
Shares	7,903,871	34,965,727		23,247,564	65,831,298
Institutional Shares	—	26,469,879		897,626	—
Retirement Shares	—	119		—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$7.16	$8.98		$4.80	$7.10

Institutional Shares	—	$8.98		$4.80	—

Retirement Shares	—	$8.98	(a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

60

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$384,015,191	$63,425,629	$139,236,630	$256,649,722	$103,081,268

$388,263,615	$64,234,045	$140,196,013	$256,120,932	$103,006,774
—	—	—	37,614	—
4,981,613	854,413	1,979,702	1,969,821	1,476,373
—	—	—	756,724	—
727,477	522,766	50,000	756,805	—
—	—	—	—	—
—	—	—	4,844	—
—	—	—	—	—
5,204	923	1,902	3,801	1,575

393,977,909	65,612,147	142,227,617	259,650,541	104,484,722

1,035,945	150,672	322,226	689,127	234,363
—	—	—	—	—
189,999	4,317	312,691	671,543	70,711
61,403	8,403	31,907	46,886	307
51,194	8,479	18,528	33,750	13,748
86,636	16,553	33,607	81,017	3,182
89,707	47,473	54,407	109,351	66,940

1,514,884	235,897	773,366	1,631,674	389,251

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$48,700	$27,130	$1,189	$(27,406)	$3,061
(789,548)	268,755	(746,293)	(15,179,011)	(2,843,991)
4,248,424	808,416	959,383	(487,822)	(74,494)
42,031	6,449	16,398	37,008	14,653
388,913,418	64,265,500	141,223,574	273,676,098	106,996,242

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471
—	—	—	—	—
—	—	—	—	—

42,031,446	6,448,625	16,398,410	37,008,349	14,652,563
—	—	—	—	—
—	—	—	—	—

$9.34	$10.14	$8.63	$6.97	$7.10

—	—	—	—	—

—	—	—	—	—

See Notes to Financial Statements.

61

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
INVESTMENT INCOME:
Interest income	$2,187,428	$21,099,384	$9,698,634	$22,219,156
Dividend income	58,763	999,150	65,635	818,435

Total Income	2,246,191	22,098,534	9,764,269	23,037,591
EXPENSES:
Investment advisory fees (Note 2)	307,162	2,873,544	978,058	1,573,622
Administration fees (Note 2)	92,710	633,088	184,503	678,515
Shareholder servicing fees- Shares (Note 2)	153,581	738,959	286,507	1,124,018
Distribution and shareholder servicing fees- Retirement Shares (Note 2)	—	7	—	—
Legal and audit fees	30,033	61,650	481,103	44,215
Custodian fees	4,287	43,655	14,279	31,890
Transfer agent fees	14,895	165,543	34,437	29,198
Directors’/ Trustees’ fees and expenses (Note 2)	7,397	17,725	9,095	17,608
Miscellaneous expenses	36,329	149,636	66,401	93,854

Total Expenses	646,394	4,683,807	2,054,383	3,592,920
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(307,162)	(1,217,980)	(522,552)	(220,858)
Administrator (Note 2)	(32,228)	(4,685)	(271,220)	(3,986)
Custody earning credits	(812)	(8,001)	(8,165)	(8,412)

Net Expenses	306,192	3,453,141	1,252,446	3,359,664

NET INVESTMENT INCOME	1,939,999	18,645,393	8,511,823	19,677,927

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	12,011	(67,050)	(309,422)	(3,117,415)
Futures	—	—	—	(11,964)

Total net realized gain (loss)	12,011	(67,050)	(309,422)	(3,129,379)

Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	5,359,028	6,524,399	8,596,210

Net realized and unrealized gain (loss) on investments	347,560	5,291,978	6,214,977	5,466,831

Net increase in net assets resulting from operations	$2,287,559	$23,937,371	$14,726,800	$25,144,758

See Notes to Financial Statements.

62

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$14,699,859	$2,600,657	$5,214,718	$12,357,359	$4,064,636
110,298	44,055	39,308	101,683	24,497

14,810,157	2,644,712	5,254,026	12,459,042	4,089,133

1,296,023	315,596	676,050	849,998	351,768
558,818	95,255	204,049	427,588	176,955
925,733	146,753	338,025	708,328	293,138

—	—	—	—	—
29,918	32,861	31,068	29,366	30,363
24,412	7,366	14,657	36,651	11,736
21,745	24,736	16,049	97,265	16,307
15,384	7,394	9,291	13,609	8,951
85,449	41,825	48,612	73,067	49,601

2,957,482	671,786	1,337,801	2,235,872	938,819

(550,546)	(166,831)	(256,114)	(110,584)	(235,286)
(1,075)	(177)	(388)	(2,197)	(286)
(5,895)	(539)	(1,535)	(10,691)	(4,142)

2,399,966	504,239	1,079,764	2,112,400	699,105

12,410,191	2,140,473	4,174,262	10,346,642	3,390,028

(789,548)	267,714	(221,768)	(1,580,994)	(202,111)
—	—	—	(18,146)	—

(789,548)	267,714	(221,768)	(1,599,140)	(202,111)

3,456,392	768,194	1,496,004	4,796,996	589,130

2,666,844	1,035,908	1,274,236	3,197,856	387,019

$15,077,035	$3,176,381	$5,448,498	$13,544,498	$3,777,047

See Notes to Financial Statements.

63

Excelsior Funds

Statements of Changes in Net Assets

	California Short- Intermediate Term Tax-Exempt Income Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$1,939,999	$2,060,305	$18,645,393	$10,061,835
Net realized gain (loss) on security transactions	12,011	215,226	(67,050)	1,284,930
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	(1,292,978)	5,359,028	(7,274,735)

Net increase in net assets resulting from operations	2,287,559	982,553	23,937,371	4,072,030

Distributions to shareholders:
From net investment income
Shares	(1,939,807)	(2,061,472)	(12,851,594)	(10,218,978)
Institutional Shares	—	—	(5,693,159)	(6,254)
Retirement Shares	—	—	(40)	(38)
From net realized gain on investments
Shares	(255,808)	—	—	(3,571,500)
Institutional Shares	—	—	—	(13)
Retirement Shares	—	—	—	(13)
From tax return of capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total distributions	(2,195,615)	(2,061,472)	(18,544,793)	(13,796,796)

Increase (decrease) in net assets from fund share transactions (Note 5)	(9,841,880)	4,484,991	263,311,270	80,807,705

Net increase (decrease) in net assets	(9,749,936)	3,406,072	268,703,848	71,082,939

NET ASSETS:
Beginning of year	66,355,163	62,949,091	283,015,925	211,932,986

End of year(1)	$56,605,227	$66,355,163	$551,719,773	$283,015,925

(1) Including undistributed (distributions in excess of) net investment income	$741	$492	$23,250	$2,407

See Notes to Financial Statements.

64

High Yield Fund		Intermediate-Term Bond Fund		Intermediate-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$8,511,823	$11,285,812	$19,677,927	$16,340,106	$12,410,191	$10,941,942
(309,422)	(4,085,478)	(3,117,415)	(1,475,445)	(789,548)	730,630
—	—	(11,964)	—	—
6,524,399	(1,518,767)	8,596,210	(6,389,324)	3,456,392	(5,288,523)

14,726,800	5,681,567	25,144,758	8,475,337	15,077,035	6,384,049

(7,813,910)	(9,681,268)	(19,642,311)	(17,107,462)	(12,408,623)	(10,946,366)
(539,707)	(1,002,532)	—	—	—	—
—	—	—	—	—	—

—	—	—	(1,062,921)	(730,446)	(367,682)
—	—	—	—	—	—
—	—	—	—	—	—

—	(325,252)	—	—	—	—
—	(28,599)	—	—	—	—

(8,353,617)	(11,037,651)	(19,642,311)	(18,170,383)	(13,139,069)	(11,314,048)

(39,412,117)	(15,055,145)	24,700,690	36,375,391	37,829,303	8,085,957

(33,038,934)	(20,411,229)	30,203,137	26,680,345	39,767,269	3,155,958

149,035,839	169,447,068	437,072,706	410,392,361	352,695,756	349,539,798

$115,996,905	$149,035,839	$467,275,843	$437,072,706	$392,463,025	$352,695,756

$(496,938)	$(691,493)	$(45,974)	$(10,852)	$48,700	$215

See Notes to Financial Statements.

65

Excelsior Funds

Statements of Changes in Net Assets

	Long-Term Tax-Exempt Fund		New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$2,140,473	$1,851,030	$4,174,262	$3,694,401
Net realized gain (loss) on security transactions	267,714	654,816	(221,768)	(524,525)
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments during the year	768,194	(820,799)	1,496,004	(227,681)

Net increase in net assets resulting from operations	3,176,381	1,685,047	5,448,498	2,942,195

Ditributions to shareholders:
From net investment income
Shares	(2,140,560)	(1,851,155)	(4,173,194)	(3,697,161)
From net realized gain on investments
Shares	(392,493)	—	—	(1,825,117)

Total distributions	(2,533,053)	(1,851,155)	(4,173,194)	(5,522,278)

Increase (decrease) in net assets from fund share transactions (Note 5)	3,475,678	(1,393,785)	9,152,946	(4,646,822)

Net increase (decrease) in net assets	4,119,006	(1,559,893)	10,428,250	(7,226,905)

NET ASSETS:
Beginning of year	61,257,244	62,817,137	131,026,001	138,252,906

End of year(1)	$65,376,250	$61,257,244	$141,454,251	$131,026,001

(1) Including undistributed (distributions in excess of) net investment income	$27,130	$1,401	$1,189	$121

See Notes to Financial Statements.

66

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities
Year Ended March 31,		Fund Year Ended March 31,
2007	2006	2007	2006
$10,346,642	$10,630,035	$3,390,028	$3,454,819
(1,580,994)	(2,723,414)	(202,111)	(2,252,492)
(18,146)	—	—	—

4,796,996	503,856	589,130	1,341,352

13,544,498	8,410,477	3,777,047	2,543,679

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

—	—	—	—

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

(83,267,253)	(58,697,749)	(29,506,088)	(104,932,090)

(81,147,947)	(63,350,993)	(29,116,008)	(105,848,556)

339,166,814	402,517,807	133,211,479	239,060,035

$258,018,867	$339,166,814	$104,095,471	$133,211,479

$(27,406)	$(29,336)	$3,061	$—

See Notes to Financial Statements.

67

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments
CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND — (10/01/96*)
Shares:
Year Ended March 31,
2007	$7.16	$0.23	(2)	$0.03	(2)	$0.26	$(0.23)		$(0.03)
2006	7.27	0.23	(2)	(0.11	)(2)	0.12	(0.23)		—
2005	7.49	0.23	(2)	(0.22	)(2)	0.01	(0.23)		—
2004	7.49	0.24		—		0.24	(0.24)		—
2003	7.27	0.25		0.22		0.47	(0.25)		— (3)
CORE BOND FUND — (01/09/86*)
Shares:
Year Ended March 31,
2007	$8.84	$0.39	(2)	$0.14	(2)	$0.53	$(0.39)		—
2006	9.15	0.37	(2)	(0.18	)(2)	0.19	(0.38)		$(0.12)
2005	9.43	0.37	(2)	(0.23	)(2)	0.14	(0.37)		(0.05)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)
HIGH YIELD FUND — (10/31/00*)
Shares:
Year Ended March 31,
2007	$4.53	$0.32	(2)	$0.26	(2)	$0.58	$(0.31)		—
2006	4.67	0.31	(2)	(0.14	)(2)	0.17	(0.31	)(4)	—
2005	4.71	0.34	(2)	(0.08	)(2)	0.26	(0.30)		—
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(5)	—
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(6)	—
INTERMEDIATE-TERM BOND FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.01	$0.31	(2)	$0.09	(2)	$0.40	$(0.31)		—
2006	7.16	0.27	(2)	(0.12	)(2)	0.15	(0.28)		$(0.02)
2005	7.40	0.26	(2)	(0.22	)(2)	0.03	(0.26)		(0.01)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)
INTERMEDIATE-TERM TAX-EXEMPT FUND — (12/03/85*)
Shares:
Year Ended March 31,
2007	$9.29	$0.31	(2)	$0.07	(2)	$0.38	$(0.31)		$(0.02)
2006	9.41	0.29	(2)	(0.11	)(2)	0.18	(0.29)		(0.01)
2005	9.69	0.26	(2)	(0.24	)(2)	0.02	(0.26)		(0.04)
2004	9.88	0.26		0.15		0.41	(0.26)		(0.34)
2003	9.39	0.31		0.55		0.86	(0.31)		(0.06)

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

68

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$7.16	3.65%	$56,605	0.50%	1.05%	3.16%	7%
(0.23)	7.16	1.60%	66,355	0.50%	1.03%	3.11%	48%
(0.23)	7.27	0.20%	62,949	0.50%	1.05%	3.18%	10%
(0.24)	7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%
(0.25)	7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%

$(0.39)	$8.98	6.08%	$313,967	0.90%	1.20%	4.36%	49%
(0.50)	8.84	2.00%	281,767	0.90%	1.30%	4.05%	95%
(0.42)	9.15	1.55%	211,932	0.90%	1.27%	3.99%	90%
(0.52)	9.43	5.74%	269,027	0.87%	1.11%	4.06%	84%
(0.49)	9.43	11.07%	293,182	0.84%	0.95%	5.10%	120%

$(0.31)	$4.80	13.41%	$111,687	1.05%	1.69%	6.95%	75%
(0.31)	4.53	3.72%	136,991	1.05%	1.29%	6.84%	62%
(0.30)	4.67	5.54%	156,139	1.04%	1.30%	6.50%	70%
(0.34)	4.71	27.45%	151,476	1.05%	1.36%	7.79%	170%
(1.55)	3.99	(10.49)%	131,342	1.08%	1.35%	18.06%	153%

$(0.31)	$7.10	5.79%	$467,276	0.75%	0.80%	4.38%	70%
(0.30)	7.01	2.06%	437,073	0.72%	0.81%	3.74%	75%
(0.27)	7.16	0.45%	410,392	0.60%	0.81%	3.53%	59%
(0.36)	7.40	5.25%	413,267	0.56%	0.69%	3.56%	85%
(0.44)	7.39	10.50%	404,627	0.53%	0.69%	4.56%	98%

$(0.33)	$9.34	4.15%	$392,463	0.65%	0.80%	3.36%	39%
(0.30)	9.29	1.93%	352,696	0.65%	0.80%	3.09%	69%
(0.30)	9.41	0.20%	349,540	0.65%	0.81%	2.69%	0%
(0.60)	9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%
(0.37)	9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%

See Notes to Financial Statements.

69

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
LONG-TERM TAX-EXEMPT FUND — (02/05/86*)
Shares:
Year Ended March 31,
2007	$10.03	$0.35	(2)	$0.16	(2)	$0.51	$(0.34)	$(0.06)
2006	10.07	0.31	(2)	(0.04	)(2)	0.27	(0.31)	—
2005	10.08	0.27	(2)	(0.01	)(2)	0.27	(0.28)	—
2004	9.95	0.26		0.13		0.39	(0.26)	—
2003	9.48	0.29		0.47		0.76	(0.29)	—
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND — (05/31/90*)
Shares:
Year Ended March 31,
2007	$8.55	$0.27	(2)	$0.08	(2)	$0.35	$(0.27)	—
2006	8.71	0.24	(2)	(0.04	)(2)	0.20	(0.24)	$(0.12)
2005	8.97	0.22	(2)	(0.17	)(2)	0.05	(0.22)	(0.09)
2004	9.12	0.22		0.14		0.36	(0.22)	(0.29)
2003	8.74	0.27		0.51		0.78	(0.27)	(0.13)
SHORT-TERM GOVERNMENT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$6.92	$0.25	(2)	$0.08	(2)	$0.33	$(0.28)	—
2006	7.00	0.20	(2)	(0.04	)(2)	0.16	(0.24)	—
2005	7.22	0.18	(2)	(0.18	)(2)	—	(0.22)	—
2004	7.31	0.16		(0.03)		0.13	(0.20)	$(0.02)
2003	7.11	0.26		0.25		0.51	(0.26)	(0.05)
SHORT-TERM TAX-EXEMPT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.08	$0.21	(2)	$0.02	(2)	$0.23	$(0.21)	—
2006	7.13	0.14	(2)	(0.05	)(2)	0.09	(0.14)	—
2005	7.22	0.09	(2)	(0.09	)(2)	—	(0.09)	— (3)
2004	7.20	0.08		0.02		0.10	(0.08)	—
2003	7.17	0.12		0.03		0.15	(0.12)	—

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investement Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$10.14	5.21%	$65,376	0.80%	1.06%	3.39%	92%
(0.31)	10.03	2.64%	61,257	0.80%	1.02%	3.01%	88%
(0.28)	10.07	2.68%	62,817	0.80%	1.05%	2.74%	87%
(0.26)	10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%
(0.29)	9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%

$(0.27)	$8.63	4.09%	$141,454	0.80%	0.99%	3.09%	51%
(0.36)	8.55	2.25%	131,026	0.80%	0.98%	2.71%	83%
(0.31)	8.71	0.52%	138,253	0.80%	0.98%	2.46%	15%
(0.51)	8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%
(0.40)	9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%

$(0.28)	$6.97	4.88%	$258,019	0.75%	0.79%	3.65%	128%
(0.24)	6.92	2.36%	339,167	0.65%	0.77%	2.83%	118%
(0.22)	7.00	0.01%	402,518	0.60%	0.79%	2.57%	106%
(0.22)	7.22	1.90%	469,218	0.53%	0.67%	2.26%	231%
(0.31)	7.31	7.27%	499,519	0.49%	0.64%	3.22%	170%

$(0.21)	$7.10	3.22%	$104,095	0.60%	0.80%	2.89%	38%
(0.14)	7.08	1.33%	133,211	0.60%	0.77%	1.97%	111%
(0.09)	7.13	(0.01)%	239,060	0.60%	0.76%	1.21%	10%
(0.08)	7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%
(0.12)	7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%

See Notes to Financial Statements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of California Short-Intermediate Term Tax-Exempt Income Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund, Intermediate-Term Bond Fund and Short-Term Government Securities Fund, portfolios of Excelsior Fund, California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. The Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

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	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	$—	$—	$1,046	$1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	$—	$—	$8.97	$8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund and the Board of Trustees with regard to the Trust.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

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At March 31, 2007, approximately 96% of the net assets of the California Short-Intermediate Term Tax-Exempt Income Fund are invested in California municipal securities and 99% of the net assets of the New York Intermediate-Term Tax-Exempt Fund are invested in New York municipal securities. Economic changes affecting a state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Futures contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid

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securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(g) Mortgage dollar rolls:

Certain Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(f)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(h) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(i) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(j) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(k) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(l) New accounting standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

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In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.65%*
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the Sale will close early in the third quarter of 2007.

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USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees Paid to UST Advisers, Inc.
California Short-Intermediate Term Tax-Exempt Income Fund	$51,558
Core Bond Fund	571,558
High Yield Fund	114,852
Intermediate-Term Bond Fund	612,071
Intermediate-Term Tax-Exempt Fund	504,098
Long-Term Tax-Exempt Fund	85,927
New York Intermediate-Term Tax-Exempt Fund	184,067
Short-Term Government Securities Fund	385,703
Short-Term Tax-Exempt Securities Fund	159,621

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations, excluding the California Short-Intermediate Term Tax-Exempt Income Fund and High Yield Fund which BISYS Fund Services Ohio, Inc., waived $158 and $3,952, respectively. USTNA waived the balance of Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

California Short-Intermediate Term Tax-Exempt Income Fund — Shares	0.50%
Core Bond Fund — Shares	0.90%
High Yield Fund — Shares	1.05%
Intermediate-Term Bond Fund — Shares	0.75%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%
Long-Term Tax-Exempt Fund — Shares	0.80%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%
Short-Term Government Securities Fund — Shares	0.75%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%
Core Bond Fund — Institutional Shares	0.65%
High Yield Fund — Institutional Shares	0.80%
Core Bond Fund — Retirement Shares	1.40%

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For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$307,162
Core Bond Fund	1,217,980
High Yield Fund	522,552
Intermediate-Term Bond Fund	220,858
Intermediate-Term Tax-Exempt Fund	550,546
Long-Term Tax-Exempt Fund	166,831
New York Intermediate-Term Tax-Exempt Fund	256,114
Short-Term Government Securities Fund	110,584
Short-Term Tax-Exempt Securities Fund	235,286

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$144,953
Core Bond Fund	496,810
High Yield Fund	274,600
Intermediate-Term Bond Fund	1,103,507
Intermediate-Term Tax-Exempt Fund	909,928
Long-Term Tax-Exempt Fund	140,871
New York Intermediate-Term Tax-Exempt Fund	326,149
Short-Term Government Securities Fund	588,475
Short-Term Tax-Exempt Securities Fund	282,780

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Core Bond Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of Core Bond Fund were $4.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested

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persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

On June 12, 2006, the Excelsior High Yield and Intermediate-Term Bond Funds filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Adviser. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisers may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments, aggregated:

	Purchases	Sales and Maturities
California Short-Intermediate Term Tax-Exempt Income Fund	$4,383,090	$11,806,866
Core Bond Fund
U.S. Government	143,164,160	130,390,053
Other	56,826,501	58,962,109
High Yield Fund	85,146,374	122,668,623
Intermediate-Term Bond Fund
U.S. Government	259,803,345	175,438,509
Other	77,989,169	120,682,031
Intermediate-Term Tax-Exempt Fund	179,514,181	135,503,723
Long-Term Tax-Exempt Fund	62,297,704	53,439,363
New York Intermediate-Term Tax-Exempt Fund	79,017,972	62,200,224
Short-Term Government Securities Fund
U.S. Government	348,251,692	409,656,572
Other	9,665,205	36,344,895
Short-Term Tax-Exempt Securities Fund	43,933,328	38,068,453

4.	Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

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Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent in nature (i.e. paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
California Short-Intermediate Term Tax-Exempt Income Fund	$57	$(57)	$—
Core Bond Fund	(79,757)	79,739	18
High Yield	36,349	29,285	(65,634)
Intermediate-Term Bond Fund	(70,738)	70,738	—
Intermediate-Term Tax-Exempt Fund	46,917	(184)	(46,733)
Long-Term Tax-Exempt Fund	25,816	1,040	(26,856)
Short-Term Government Securities Fund	1,080,480	(1,080,004)	(476)

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
California Short-Intermediate Term Tax-Exempt Income Fund
Year ended March 31, 2007	$—	$1,958,947	$255,865	$—	$2,214,812
Year ended March 31, 2006	—	2,014,082	—	—	2,014,082
Core Bond Fund
Year ended March 31, 2007	17,474,254	—	—	—	17,474,254
Year ended March 31, 2006	11,105,896	—	2,085,376	—	13,191,272
High Yield Fund
Year ended March 31, 2007	8,535,124	—	—	—	8,535,124
Year ended March 31, 2006	10,553,157	—	—	353,851	10,907,008
Intermediate-Term Bond Fund
Year ended March 31, 2007	19,470,592	—	—	—	19,470,592
Year ended March 31, 2006	16,649,941	—	1,063,363	—	17,713,304
Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	40,388	12,244,881	730,630	—	13,015,899
Year ended March 31, 2006	—	10,697,181	367,896	—	11,065,077
Long-Term Tax-Exempt Fund
Year ended March 31, 2007	22,291	2,109,421	392,494	—	2,524,206
Year ended March 31, 2006	—	1,794,756	—	—	1,794,756

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	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
New York Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	—	4,137,826	—	—	4,137,826
Year ended March 31, 2006	—	3,604,795	1,825,238	—	5,430,033
Short-Term Government Securities Fund
Year ended March 31, 2007	11,619,856	—	—	—	11,619,856
Year ended March 31, 2006	12,770,972	—	—	—	12,770,972
Short-Term Tax-Exempt Securities Fund
Year ended March 31, 2007	—	3,424,308	—	—	3,424,308
Year ended March 31, 2006	—	3,428,764	—	—	3,428,764

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$156,507	$(156,258)	$(29,602)	$(16,219)	$45,574
Core Bond Fund	2,127,629	—	(2,104,382)	(1,634,009)	863,400	(733,365)
High Yield Fund	26,428	—	(702,997)	(65,479,459)	4,698,152	(61,457,876)
Intermediate-Term Bond Fund	1,722,807	—	(1,768,781)	(5,128,301)	329,741	(4,844,534)
Intermediate-Term Tax-Exempt Fund	—	1,173,627	(1,124,927)	(789,548)	4,248,424	3,507,576
Long-Term Tax-Exempt Fund	268,755	211,092	(185,364)	—	809,818	1,104,301
New York Intermediate-Term Tax-Exempt Fund	—	372,234	(371,045)	(746,293)	959,383	214,279
Short-Term Government Securities Fund	956,373	—	(983,779)	(15,138,043)	(528,790)	(15,694,239)
Short-Term Tax-Exempt Securities Fund	—	265,165	(262,104)	(2,843,991)	(74,494)	(2,915,424)

*	The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the California Short-Intermediate Term Tax-Exempt Income Fund, Short-Term Government Securities Fund and, Short-Term Tax-Exempt Securities Fund deferred, on a tax basis, post-October losses of $29,602, $68,960 and $69,910, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions

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will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
High Yield Fund	440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Intermediate-Term Bond Fund	—	—	—	—	481,322	4,646,979	5,128,301
Intermediate-Term Tax-Exempt Fund	—	—	—	—	—	789,548	789,548
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	580,517	746,293
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	4,357,008	15,069,083
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	1,968,777	2,774,081

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$56,023,090	$226,511	$(242,730)	$(16,219)
Core Bond Fund	549,492,440	4,344,919	(3,481,519)	863,400
High Yield Fund	110,262,829	5,181,793	(483,641)	4,698,152
Intermediate-Term Bond Fund	465,019,873	3,035,294	(2,705,553)	329,741
Intermediate-Term Tax-Exempt Fund	384,015,191	4,730,854	(482,430)	4,248,424
Long-Term Tax-Exempt Fund	63,424,227	897,230	(87,412)	809,818
New York Intermediate-Term Tax-Exempt Fund	139,236,630	1,168,253	(208,870)	959,383
Short-Term Government Securities Fund	256,649,722	590,725	(1,119,515)	(528,790)
Short-Term Tax-Exempt Securities Fund	103,081,268	92,431	(166,925)	(74,494)

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Core Bond Fund; 1.5 billion shares of the Intermediate-Term Bond Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital

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currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the High Yield Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	California Short-Intermediate Term Tax-Exempt Income Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,429,521	$17,401,512	3,993,301	$28,933,240
Issued as reinvestment of dividends	92,381	662,564	87,807	635,525
Redeemed	(3,890,655)	(27,905,956)	(3,467,123)	(25,083,774)

Net Increase (Decrease)	(1,368,753)	$(9,841,880)	613,985	$4,484,991

	Core Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	9,986,679	$88,776,364	13,774,392	$125,488,152
Institutional Shares	2,772,888	24,623,459	141,024	1,262,505
Retirement Shares	—	—	—	—
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Shares	673,001	5,989,211	681,642	6,160,386
Institutional Shares	113,170	1,016,339	189	1,685
Retirement Shares	4	40	5	50
Redeemed:
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Institutional Shares	(1,706,058)	(15,286,027)	—	—
Retirement Shares	—	—	(16)	(151)

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Shares Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

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	High Yield Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	6,072,661	$28,550,138	13,700,176	$62,544,844
Institutional Shares	155,243	699,379	853,862	3,892,678
Issued as reinvestment of dividends:
Shares	217,741	1,004,402	304,113	1,384,476
Institutional Shares	32,619	149,603	107,579	488,209
Redeemed:
Shares	(13,302,993)	(60,913,343)	(17,199,458)	(78,172,561)
Institutional Shares	(1,952,444)	(8,902,311)	(1,152,309)	(5,192,791)
Redemption fee	—	15	—	—

Net Increase (Decrease)	(8,777,173)	$(39,412,117)	(3,386,037)	$(15,055,145)

	Intermediate-Term Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	18,049,503	$127,159,970	22,398,525	$160,313,146
Issued as reinvestment of dividends	362,756	2,558,710	315,931	2,254,952
Redeemed	(14,921,064)	(105,017,990)	(17,689,147)	(126,192,707)

Net Increase (Decrease)	3,491,195	$24,700,690	5,025,309	$36,375,391

	Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	12,042,682	$112,338,953	11,552,408	$108,911,261
Issued as reinvestment of dividends	126,628	1,181,763	109,248	1,029,354
Redeemed	(8,123,028)	(75,691,413)	(10,822,740)	(101,854,658)

Net Increase (Decrease)	4,046,282	$37,829,303	838,916	$8,085,957

	Long-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	912,996	$9,224,461	706,825	$7,162,254
Issued as reinvestment of dividends	49,954	506,450	35,734	362,312
Redeemed	(619,542)	(6,255,233)	(878,007)	(8,918,351)

Net Increase (Decrease)	343,408	$3,475,678	(135,448)	$(1,393,785)

84

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	4,902,368	$42,183,360	4,652,138	$40,444,981
Issued as reinvestment of dividends	62,837	540,239	78,342	678,293
Redeemed	(3,898,713)	(33,570,653)	(5,273,634)	(45,770,096)

Net Increase (Decrease)	1,066,492	$9,152,946	(543,154)	$(4,646,822)

	Short-Term Government Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	6,885,151	$47,777,743	14,063,143	$98,248,597
Issued as reinvestment of dividends	430,742	2,989,949	448,563	3,127,286
Redeemed	(19,339,995)	(134,034,945)	(22,948,344)	(160,073,632)

Net Increase (Decrease)	(12,024,102)	$(83,267,253)	(8,436,638)	$(58,697,749)

	Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,756,608	$19,549,512	4,626,627	$32,965,430
Issued as reinvestment of dividends	44,926	318,627	27,420	195,121
Redeemed	(6,961,351)	(49,374,227)	(19,386,165)	(138,092,641)

Net Increase (Decrease)	(4,159,817)	$(29,506,088)	(14,732,118)	$(104,932,090)

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

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The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Short Intermediate Term Tax-Exempt Income Fund, Core Bond Fund, High Yield Fund, Intermediate-Term Bond Fund, Intermediate Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate Term-Tax Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund (three portfolios of Excelsior Funds, Inc., five portfolios of Excelsior Tax-Exempt Funds, Inc. and one portfolio of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

87

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

88

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

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ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2007.

Percentage
California Short-Intermediate Term Tax-Exempt Income Fund	100%
Intermediate-Term Tax-Exempt Fund	100%
Long-Term Tax-Exempt Fund	100%
New York Intermediate-Term Tax-Exempt Fund	100%
Short-Term Tax-Exempt Securities Fund	100%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
California Short-Intermediate Term Tax-Exempt Income Fund	$255,865
Intermediate-Term Tax-Exempt Fund	730,630
Long-Term Tax-Exempt Fund	392,494

90

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

91

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of

92

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

94

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

95

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation

BOARD 2 — Director, Mission West Properties (commercial real estate).

BOARD 3 — Director, TOUSA (home building).

BOARD 4 — Director, Harris-Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

96

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

97

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

98

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)	Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

99

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

100

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	$1,000.00	$1,013.20	0.50%	$2.51
Core Bond Fund — Shares	1,000.00	1,025.20	0.90	4.54
High Yield Fund — Shares	1,000.00	1,103.10	1.03	5.40
Intermediate-Term Bond Fund — Shares	1,000.00	1,025.00	0.74	3.74
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,013.30	0.65	3.26
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,017.00	0.80	4.02
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,011.90	0.80	4.01
Short-Term Government Securities Fund — Shares	1,000.00	1,024.20	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,013.20	0.59	2.96

Hypothetical 5% Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52
Core Bond Fund — Shares	1,000.00	1,020.44	0.90	4.53
High Yield Fund — Shares	1,000.00	1,019.80	1.03	5.19
Intermediate-Term Bond Fund — Shares	1,000.00	1,021.24	0.74	3.73
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Short-Term Government Securities Fund — Shares	1,000.00	1,021.24	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.99	0.59	2.97

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

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AR-FIXEDINC-0307

INSTITUTIONAL SHARES

MONEY FUND

CORE BOND FUND

HIGH YIELD FUND

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

MID CAP VALUE AND RESTRUCTURING FUND

VALUE AND RESTRUCTURING FUND

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

ANNUAL REPORT

March 31, 2007

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL. ALTHOUGH THE MONEY FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY FUND.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America's private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained

2

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.
Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

3

EXCELSIOR FUNDS	FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for the most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

4

EXCELSIOR FUNDS	FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

5

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

6

EXCELSIOR FUNDS, INC.	CORE BOND FUND

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

7

EXCELSIOR FUNDS, INC.	CORE BOND FUND

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed

Income Investments

8

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.22%
Net Expense Ratio	0.65%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

9

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Performance Summary

For the year ended March 31, 2007, the Merrill Lynch High Yield, Cash Pay Index returned almost 12%, with each quarter generating a positive return. Lower-rated credits (CCC and below) significantly outperformed, generating an 18% return for the year; BB-rated debt lagged modestly, returning about 10%. Declining interest rates, particularly in the September quarter, and stable equity markets from August through February were significant contributors to strong performance in high yield. Over the year, the spread of high yield versus U.S. Treasuries declined modestly, with a sharp contraction beginning in September, ending the year at 3.20%. That level is well below the longer term average of 4.75%. Default rates, a key driver of high yield spreads, declined from 2.8% to 1.6% during the year, to near record lows. The best performing sectors during the year were entertainment, automotive, retail, airlines, and cable TV. Rails, gaming, leisure, aerospace, and energy were the weakest performers. Every category generated a positive return for the year. New issue supply was $163 billion. Rating upgrades versus downgrades were fairly constant and slightly positive during the year.

Performance Attribution and Portfolio Positioning

For the fiscal year, the Excelsior High Yield Fund outperformed the Merrill Lynch High Yield, Cash Pay Index. Based on industry categories, the Fund was overweight some underperforming groups; but individual security selection, primarily low single B-rated and CCC-rated issuers in retail and telecom in particular, outperformed their industry categories and the Index. About 1.30% of the Fund’s performance was generated by Ormet Aluminum, a company that emerged from bankruptcy in April 2005; the Fund has held this name for several years. Several developments related to this holding in the 3rd and 4th calendar quarters of 2006 contributed importantly to the outperformance of this name. First, a significant distribution of common equity to original creditors (which included the Fund) was made. Second, a successful rights offering and a 10:1 stock split substantially enhanced the enterprise and per share value of Ormet. The Fund pared its holding in this name when the position grew to over 5% of the Fund as the valuation increased. The objective was to take some profits and moderate Fund volatility. At the end of the year, the holding was reduced to about 3%. We continue to believe there is significant potential upside in this name although probably not before the 3rd calendar quarter of this year.

Outlook

In spite of the current low spread versus U.S. Treasuries and the slowing economy, we remain moderately constructive on the high yield asset class. Over several decades, high yield spreads have tracked closely with default rates, with periods of divergence infrequent and short lived. For a number of recent months, high yield spreads have significantly exceeded default rates. We believe this is due to investor concern that default rates may rise sharply as a consequence of a slowing economy and the result of the recent sharp increase in low-rated debt (historically a precursor of rising defaults). Default rates over the last twelve months currently are near record low levels. We believe that the enormous refinancing of debt maturities at low interest rates that has occurred over the last several years will mitigate the negative effects of slow economic growth, particularly if the economy accelerates in the 2nd half of this year. High yield default rates projected out 12 months by Moody’s and S & P have continued to moderate and now are at levels that remain well below longer term averages. Current high yield spread levels are comparable to projected defaults a year from now. We believe actual defaults likely will fall below current estimates and thereby rationalize or even reduce current spreads. This assumes a modest and temporary economic slowdown. However, until investors become more confident that default rates will not increase sharply, a more cautious approach to high yield is appropriate.

A.K. Rodgers Ratcliffe, CFA

Senior Vice President and Senior Portfolio Manager

Adam Moss

Senior Vice President and Senior Portfolio Manager

10

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.04%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

11

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Performance Summary

For the year ended March 31, 2007, the Excelsior Equity Opportunities Fund outperformed the S&P 500 Index. The relative outperformance can largely be attributed to individual stock picking in the industrials and health care sectors, and our sector overweight in materials and utilities. Offsetting this outperformance were individual stocks in the information technology and consumer discretionary sectors.

Performance Attribution

The strongest performers in the fiscal year were concentrated in the industrials and materials sector, led by Quanta, Bombardier, Vulcan, Monsanto, Rolls-Royce and Nucor. Sotheby’s and pharmaceutical company Novo Nordisk were strong performers as were financial firms New York Stock Exchange and American Capital Strategies, and utilities CenterPoint Energy and AES. Underperformers came from the consumer and technology sectors, including technology companies 3Com, Analog Devices and National Instruments; Furniture Brands, Timberland, and Eastman Kodak in the consumer space; and land-owner and developer St. Joe.

Portfolio Activity

Over the past 12 months, the Fund strategy has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology (as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx); the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner), and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, our additions included stocks with global reach, such as Olam International, the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	Olam International (OLAM.SI) is a global supply chain manager of agricultural products and food ingredients. The company directly sources goods from over 40 countries and supplies 3,800 customers in 55 countries. Olam’s business model is unique in that it is integrated from the farm gate to the factory—without owning the underlying production process. Olam has projected earnings CAGR at 25%, giving confidence that there is significant growth ahead as the company expands into new commodities, new geographies and into an acquisitive growth phase.

12

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the Digital Signal Processors unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

13

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Outlook

The Equity Opportunities team continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap.

Richard Bayles

Managing Director and Senior Portfolio Manager

Fatima Dickey

Managing Director and Portfolio Manager

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.05%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

14

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

15

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Galvin, CFA

President and CIO of the Growth Equity Group

16

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Expense Ratio (As of 10/31/06)	Shares
Gross Expense Ratio	0.98%
Net Expense Ratio	0.95%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.95%. The waiver agreement may not be terminated before September 30, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

17

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

18

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

19

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.88%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

20

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding

21

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and Senior Portfolio Manager

22

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.85%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

23

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Performance Summary

In the last fiscal year, emerging markets performed much better than might have been expected given the two crises that book-ended the year. The first crisis occurred in May/June 2006 and was sparked by fears stemming from excessive carry trade activity, falling commodity prices, and U.S. interest-rate concerns. The weakness at fiscal year end stemmed once again from carry trade fears, with concerns over the U.S. sub-prime mortgage market added to the mix.

In addition to these two broad-based periods of weakness, individual countries had to overcome walls of worry at different times. For instance, Latin American elections, especially in Brazil and Mexico, caused uncertainty, but the results ended up pleasing investors. Thailand implemented currency controls but negated that decision in a matter of days. And China’s stock market suffered from the Chinese government expressing concern over its growth rate (the Chinese economy continues to run hot, a constant risk factor). Finally, certain emerging markets proved susceptible to falling oil prices.

The ability to withstand these uncertainties could define 2006/2007 as the year emerging markets came of age. In times past, any one of these events could have curtailed sentiment for some time, but for the fiscal year ended March 31, 2007, the emerging markets were up over 20%.

Performance Attribution

The Excelsior Emerging Markets Fund was able to keep pace most of the year, even during the two weak periods discussed above. As we entered the final fiscal quarter, however, the situation began to change; the leaders of 2006 started to lag as smaller markets took over leadership from the large markets of Brazil, Russia, and China. Since the Fund was underweighted in smaller markets, and still favored China and Russia, the Fund struggled in the first calendar quarter of 2007, causing the Fund to underperform the benchmark for the fiscal year. However, we are confident in our country weightings, which favor the BRIC countries (Brazil, Russia, India, and China), in particular China, over the long term.

Portfolio Activity

In keeping with our low turnover, portfolio sales of positions in their entirety were limited in the fiscal year. KGHM, a leading copper producer in Poland; Polyus Gold, a Russian gold mining company; and Rostelecom, Russia’s long-distance provider were all sold. It is just by coincidence that all three were in Central Europe. KGHM and Polyus were sold in anticipation of commodity prices falling. Rostelecom was sold as its price target had been reached.

In Poland, PKO Bank, a large commercial bank was sold. In Brazil, the Fund sold Telemar Norte Leste (Telemar), a telecommunications company; Telemar attempted a restructuring that failed, and prospects in its their fixed and mobile businesses were not living up to our expectations.

The Fund established a new position in Gafisa, a Brazilian homebuilder. Falling inflation and interest rates are increasing the affordability and demand for homes in Brazil. Although there are quite a few Brazilian real estate plays at present, Gafisa is one of the most liquid, thanks to its ADR.

24

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Chunghwa Telecom, Taiwan’s leading telecommunications company was also added. Not only is the stock exposed to a sector we find very attractive, but it also sports a high yield.

Outlook

External drivers, such as exports, have been the driving forces behind emerging market returns, but this may be changing. New drivers are emerging that may propel solid returns in the years to come. We believe that these new drivers will be domestic in nature. Emerging market countries have generated strong export growth and attracted investment, both of which are funding sources that can facilitate domestic economic development. We believe these funds will find their way into demand for infrastructure, domestic consumption, and telecommunications. Also, financial firms (such as banks) should be able to prosper from demand for new products and the growth of financing opportunities.

There has been a wealth transfer from the developed to emerging world. Few emerging market economies are exhibiting strained financial conditions. A base has been created that could fuel future returns. In this new era of emerging markets, the BRIC countries will continue to play a significant role. Growth is strong, and investment is high in these large, growing countries. The Fund continues to seek out opportunities in these markets. In addition to the stalwart BRIC category, new and smaller markets may rise in stature. Countries such as Vietnam and many African nations, also called frontier markets, may boost the next phase of emerging markets performance.

In short, we believe emerging markets are well entrenched in a long-term bull market (though nothing is ever totally smooth in emerging markets and near term performance could be volatile), driven by a variety of countries, both large and small. To profit from these opportunities we will continue to employ a combination of top-down and bottom-up analysis in our process. Long term, this mixed approach has worked well, and we believe it will continue to do so going forward.

In closing, we believe emerging markets are here to stay and do warrant a long-term allocation in a wide variety of portfolios.

Donald Elefson, CFA

Managing Director and Portfolio Manager

25

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.68%
Net Expense Ratio	1.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

26

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Performance Summary

International equity markets continued to strongly outperform the U.S. market for the year ending March 31, 2007. The performance differential was quite considerable, with the MSCI World ex-US Index producing a gain of over 20% compared to a gain of approximately 12% for the S&P 500 Index for the period. The strong positive comparison benefited from continuing U.S. dollar weakness versus most major currencies, with the exception of the Japanese yen.

The performance of the strongest and the weakest markets varied again to a considerable extent. Among the developed markets, Singapore returned approximately 45% for the year in U.S. dollar terms, followed by Spain (+38) and Australia (+35%). Singapore benefited from the strong economy and stock markets of China, whereas Spain strengthened based on takeover activity and Australia surprised with strong domestic economic growth. The weakest developed markets were Japan (+3.0%) and Canada (+12.1%). The Japanese stock market took a breather after superb performance in 2005, amid concerns about the underlying strength of the economic recovery. Emerging markets were somewhat neutral to developed returns last year as the MSCI EM Index performed in line with developed markets. The BRIC countries—Brazil, Russia, India and China—outperformed their brethren again, with a return of approximately 27%. Overall, the strongest performing major emerging market for the year was China (+47%), closely followed by Mexico (+40%) and Indonesia (+36%).

Performance Attribution

The Fund underperformed its benchmark for the year ending March 31, 2007. Stock selection produced an overall positive contribution to returns. Our overweight position in the telecommunications services sector was also helpful in this regard. Negative contributors to return were our overweight positions in information technology and health care, as well as our underweight position in utilities. Utilities, telecommunications services and consumer staples were the best performing sectors for the year. The weakest sectors were information technology and energy, with single digit returns, followed by health care. The Fund’s sector weightings stayed remarkably stable throughout the year. Health care, information technology, telecommunications services and consumer discretionary remained overweight, whereas our underweight sectors are financials, materials and utilities. Only the extent of the underweight and overweight percentages varied throughout the year. Individual stock performance contribution varied widely from quarter to quarter. Consistent with our investment philosophy, portfolio turnover was kept to a minimum.

Norwegian video conferencing solutions provider Tandberg ASA was the strongest performer in the fiscal year, returning over 100% during the period. Other strong contributors to performance included the German carbon and graphite materials producer SGL Carbon AG; Wm Morrison Supermarkets PLC; telecommunications company Telenor ASA; and Serco Group PLC, a commercial services company. Japanese stocks were some of the worst performers, including banking holding company, Mitsubishi UFJ Financial Group; Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; and electro-optics company Hoya Corporation. We continue to hold these positions as we have confidence in the recovery of the Japanese economy.

Portfolio Activity

In Asia, we sold Samsung Electronics, Hyundai Motor and Advanced Info Services.

27

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

In Europe, we eliminated our positions in Depfa and Sanofi-Aventis due to concerns about the visibility of future growth. The German industrial conglomerate MAN was sold due to its involvement in a complicated and potentially disadvantageous M&A situation. We also sold Altana AG and British Sky Broadcasting Group plc. We felt that Altana had reached its full valuation potential subsequent to the disposal of its pharmaceuticals business. Concerns about the strategic direction of BSkyB caused us to sell our holdings in this company.

In Canada, we eliminated our holdings in Rona and Suncor for future earnings visibility reasons.

The fund’s replacements for these holdings include the Canadian apparel manufacturer Gildan Activewear and Canadian National Railway. We established positions in the Australian-based specialty pharmaceutical company CSL and in Synthes, the Swiss medical products provider specializing in orthopedic trauma surgery.

Other purchases included Greek Postal Savings Bank and Reed Elsevier. Reed Elsevier is an international publishing group specializing in scientific, legal and business-to-business materials. Both companies feature strong earnings growth potential and reasonable valuations.

Outlook

We are continuing to maintain a very positive stance on international equities as an asset class. Our reasoning is based on key considerations in regard to earnings growth, comparative valuations, currency considerations and diversification benefits.

Europe continues to benefit from the EU expansion toward Central and Eastern Europe. Japan has seen positive GDP growth for the last five years now, and the foundations for the continuing recovery of the Japanese economy remain strong. Strong export performance to both the U.S. and China is expected to continue. Real estate prices in Tokyo are also confirming an overall sound recovery. Economic growth in most emerging markets continues to surprise on the upside, as well.

Most international markets currently trade at a 20-25% discount to the U.S. market as measured in terms of price to cash flow and price to book value relationships. We anticipate a continuation of the measured approach that most central banks have taken over the recent past and so expect few monetary policy surprises.

We anticipate a continued, if somewhat weaker, performance contribution from a weaker U.S dollar. Continued current account and federal budget deficits remain a concern to most market participants. The anticipated increase in short-term Eurozone interest rates will also negatively influence the relative interest rate relationship between the Dollar and the Euro, thus validating the recent strong performances of the Euro and the British Pound.

We are continuing to anticipate positive benefits from international diversification as the magnitude of anticipated returns should outpace opportunities in the U.S. The U.S. stock market accounts for about half of world market capitalization, which implies that the other half of investment opportunities lies elsewhere. Given our anticipated scenario above, this environment lends itself to enhanced returns from strong stock selection.

Reiner Triltsch, CFA

Managing Director, Portfolio Manager and Head of International Equities

28

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.46%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase. One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

29

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund

Principal Amount		Rate	Maturity Date	Value

CERTIFICATES OF DEPOSIT — 17.90%
$45,000,000	Barclay Bank plc	5.30%	04/04/07	$45,000,000
50,000,000	Citibank	5.31	04/30/07	50,000,000
50,000,000	First Tennessee Bank	5.29	06/05/07	50,000,000
30,000,000	HSBC Bank	5.30	05/14/07	30,000,000
50,000,000	Washington Mutual Corp.	5.26	06/06/07	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $225,000,000)			225,000,000

COMMERCIAL PAPER — 71.77%
25,000,000	Abbott Laboratories, Discount Note	5.19	04/02/07	24,996,396
25,000,000	Abbott Laboratories, Discount Note	5.24	04/10/07	24,967,250
50,000,000	American General Finance Co., Discount Note	5.27	04/05/07	49,970,721
9,200,000	CIT Group Funding, Inc., Discount Note	5.24	04/25/07	9,167,861
15,000,000	CIT Group Funding, Inc., Discount Note	5.22	06/29/07	14,806,425
5,000,000	CIT Group Funding, Inc., Discount Note	5.20	08/09/07	4,906,111
50,000,000	Corporate Asset Funding Co., Inc., Discount Note(a)	5.25	04/20/07	49,861,458
15,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.24	04/09/07	14,982,533
20,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.26	04/18/07	19,950,322
14,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.24	04/25/07	13,951,093
20,000,000	General Electric Capital Corp., Discount Note	5.17	06/05/07	19,813,306
40,000,000	Goldman Sachs Group, Inc., Discount Note	5.30	04/03/07	39,988,222
28,000,000	Govco, Inc., Discount Note(a)	5.25	04/27/07	27,893,833
15,000,000	Govco, Inc., Discount Note(a)	5.24	05/11/07	14,912,667

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL PAPER — (continued)
$10,000,000	Govco, Inc., Discount Note(a)	5.23%	05/15/07	$9,936,078
35,000,000	HBOS plc, Discount Note	5.20	05/11/07	34,797,583
20,000,000	HSBC Finance Corp., Discount Note	5.24	04/12/07	19,967,978
20,000,000	International Lease Finance Corp., Discount Note	5.23	04/10/07	19,973,850
30,000,000	John Deere Capital Corp., Discount Note	5.25	05/11/07	29,825,000
15,000,000	John Deere Capital Corp., Discount Note	5.20	05/21/07	14,891,667
25,000,000	JP Morgan Chase & Co., Discount Note	5.24	04/11/07	24,963,611
40,000,000	Procter & Gamble Co., Discount Note	5.22	05/22/07	39,704,200
15,000,000	Procter & Gamble Co., Discount Note	5.21	06/18/07	14,830,675
50,000,000	Prudential Funding Corp., Discount Note	5.24	05/03/07	49,767,111
55,000,000	Rabobank Corp., Discount Note	5.39	04/02/07	54,991,757
25,000,000	Ranger Funding Co., LLC, Discount Note(a)	5.27	04/09/07	24,970,722
25,000,000	Ranger Funding Co., LLC, Discount Note(a)	5.25	05/17/07	24,832,292
25,000,000	Societe Generale, Discount Note	5.31	04/05/07	24,985,250
15,000,000	Three Pillar Funding LLC, Discount Note(a)	5.26	04/09/07	14,982,467
20,000,000	Three Pillar Funding LLC, Discount Note(a)	5.27	04/25/07	19,929,687
12,000,000	Three Pillar Funding LLC, Discount Note(a)	5.28	04/27/07	11,954,240
15,000,000	UBS Finance Corp., Discount Note	5.23	05/01/07	14,934,563
35,000,000	UBS Finance Corp., Discount Note	5.23	05/14/07	34,781,148

See Notes to Financial Statements.

30

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL PAPER — (continued)
7,595,000	Windmill Funding Corp., Discount Note(a)	5.25	04/03/07	7,592,785
$27,000,000	Windmill Funding Corp., Discount Note(a)	5.25%	04/11/07	$26,960,625
20,000,000	Windmill Funding Corp., Discount Note(a)	5.25	05/03/07	19,906,667
15,000,000	Yorktown Capital LLC, Discount Note(a)	5.25	04/12/07	14,975,938
17,619,000	Yorktown Capital LLC, Discount Note(a)	5.26	04/26/07	17,554,642

	TOTAL COMMERCIAL PAPER (Cost $902,178,734)			902,178,734

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 2.78%
20,000,000	Federal Home Loan Bank(b)	5.28	03/14/08	20,000,000
15,000,000	Federal National Mortgage Association	5.30	01/08/08	15,000,000

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $35,000,000)			35,000,000

Shares
REGISTERED INVESTMENT COMPANY — 0.29%
3,706,303	Dreyfus Government Cash Management Fund			3,706,303

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,706,303)			3,706,303

Principal Amount		Value

REPURCHASE AGREEMENT — 7.48%
$94,000,000	Morgan Stanley, 5.30% dated 03/30/07, due 04/02/07, to be repurchased at $94,041,517 (collateralized by U.S. Government Obligations, ranging in par value $42,065,000-$53,385,000, 5.00%-5.40%, 02/25/08-06/15/12; total market value $95,882,844)	$94,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $94,000,000)	94,000,000

TOTAL INVESTMENTS (Cost $1,259,885,037)	100.22%	$1,259,885,037
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.22)	(2,808,450)

NET ASSETS	100.00%	$1,257,076,587

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $335,148,049 or 26.66% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.

Discount Note—The rate reported is the discount rate at the time of purchase.

LLC—Limited Liability Company

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	71.77%	$902,178,734
Certificates of Deposit	17.90	225,000,000
Repurchase Agreement	7.48	94,000,000
U.S. Government & Agency Obligations	2.78	35,000,000
Registered Investment Company	0.29	3,706,303

Total Investments	100.22%	$1,259,885,037
Liabilities in Excess of Other Assets	(0.22)	(2,808,450)

Net Assets	100.00%	$1,257,076,587

See Notes to Financial Statements

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	7/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	4/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.,	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.,	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,600,000	TCI Communications, Inc.	9.80%	02/01/12	$3,078,156
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION (continued)
$2,496,422	Pool # J01383	5.50%	03/01/21	$2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
203,140	Pool # 251502	6.50	02/01/13	208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$1,895,300	Pool # 844901	4.50%	10/01/20	$1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
317,132	Pool # 2562,	6.00	03/20/28	322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.48%
$520,000	(f)	4.63%	09/30/08	$519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

Contracts
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75			1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)			1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund			21,150,173
21,150,172	Fidelity U.S. Treasury II Fund			21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)			42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
	Long—
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
	Short—
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	Total Futures Contracts (Total notional amount $14,037,475)	$14,078,203	$40,728

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements.

36

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 89.98%
	ADVERTISING PERIODICALS — 2.74%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,092,500
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,080,000

				3,172,500

	CABLE TV — 1.80%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,032,500
1,000,000	NTL Cable plc	9.13	08/15/16	1,055,000

				2,087,500

	CASINO HOTELS — 7.76%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,040,000
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	980,000
1,500,000	Majestic Star llc.	9.75	01/15/11	1,428,750
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,068,750
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Station Casinos, Inc.	6.63	03/15/18	890,000
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,515,000

				9,002,500

	CELLULAR TELECOM — 1.19%
330,000	American Cellular Corp.	10.00	08/01/11	349,388
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,030,000

				1,379,388

	CHEMICALS - DIVERSIFIED — 1.39%
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,095,000
500,000	Nell AF Sarl(a)	8.38	08/15/15	521,250

				1,616,250

	CHEMICALS - SPECIALTY — 0.91%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	1,060,000

	COAL — 1.70%
1,000,000	Massey Energy Co.	6.88	12/15/13	948,750
1,000,000	Peabody Energy Corp., Series B	6.88	03/15/13	1,017,500

				1,966,250

	COMMERCIAL SERVICES — 1.77%
1,000,000	Iron Mountain, Inc.	8.63	04/01/13	1,029,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,020,000

				2,049,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMPUTER SERVICES — 0.94%
$1,000,000	Sungard Data Systems, Inc.	10.25%	08/15/15	$1,091,250

	CONTAINERS - METAL/GLASS — 1.78%
1,000,000	Crown Americas	7.75	11/15/15	1,040,000
1,000,000	Owens-Brockway Glass Containers	8.88	02/15/09	1,020,000

				2,060,000

	CONTAINERS - PAPER/PLASTIC — 2.66%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,015,000
1,000,000	Jefferson Smurfit Corp.	7.50	06/01/13	970,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,100,000

				3,085,000

	COSMETICS & TOILETRIES — 1.21%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,398,750

	DISTRIBUTION/WHOLESALE — 0.87%
1,000,000	Nebraska Book Co.	8.63	03/15/12	1,007,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 0.89%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,035,000

	ELECTRIC - GENERATION — 1.38%
1,500,000	AES Corp.	9.50	06/01/09	1,597,500

	ELECTRONIC COMPONENTS - SEMICONDUCTORS — 2.19%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,042,500
500,000	Freescale Semiconductor(a)	8.88	12/15/14	500,625
1,000,000	Freescale Semiconductor(a)	9.13	12/15/14	992,500

				2,535,625

	FINANCE - AUTO LOANS — 3.00%
1,354,000	Ford Motor Credit Co.(a)	9.75	09/15/10	1,426,225
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	2,052,842

				3,479,067

	FINANCE - INVESTMENT BNKR/BRKR — 0.06%
60,000	BCP Crystal Holdings Corp.	9.63	06/15/14	68,155

	FOOD & KINDRED PRODUCTS — 0.85%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	982,500

See Notes to Financial Statements.

37

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD - MISCELLANEOUS AND DIVERSIFIED — 1.78%
$1,000,000	Del Monte Corporation	8.63%	12/15/12	$1,040,000
1,000,000	Del Monte Corporation	6.75	02/15/15	988,750
40,000	Dole Foods Co.	7.25	06/15/10	38,200

				2,066,950

	FUNERAL SERVICES & RELATED ITEMS — 1.30%
1,500,000	Service Corp. International	7.00	06/15/17	1,511,250

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.90%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	1,043,750

	HOME FURNISHINGS — 1.79%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,052,500
1,000,000	Simmons Co.	7.88	01/15/14	1,025,000

				2,077,500

	MACHINERY - FARM — 0.45%
500,000	Case New Holland, Inc.	7.13	03/01/14	520,000

	MACHINERY - GENERAL INDUSTRIAL — 0.88%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL - HOSPITALS — 0.90%
1,000,000	HCA, Inc.	8.75	09/01/10	1,048,750

	MULTI-LINE INSURANCE — 1.97%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,285,349

	MUSIC — 1.31%
1,600,000	Warner Music Group	7.38	04/15/14	1,524,000

	OFFICE AUTOMATION & EQUIPMENT — 3.14%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,045,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,020,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,573,125

				3,638,125

	PAPER & RELATED PRODUCTS — 0.86%
1,000,000	Mercer International, Inc.	9.25	02/15/13	1,002,500

	PHYSICIANS PRACTICE MANAGEMENT — 3.18%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,140,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	533,750
1,000,000	US Oncology Holdings, Inc.(b)	10.58	03/15/15	1,020,000

				3,693,750

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PIPELINES — 1.75%
$1,500,000	Semgroup L.P.(a)	8.75%	11/15/15	$1,522,500
500,000	Williams Cos.(a)	6.38	10/01/10	506,875

				2,029,375

	RACETRACKS — 0.84%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	970,000

	RENTAL AUTO/EQUIPMENT — 2.68%
1,000,000	Avis Budget Car Rental(a)	7.75	05/15/16	1,020,000
1,000,000	Rental Service Corp.(a)	9.50	12/01/14	1,065,000
1,000,000	United Rentals, Inc.	7.75	11/15/13	1,027,500

				3,112,500

	RESORTS/THEME PARKS — 0.89%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,031,250

	RETAIL - APPAREL/SHOE — 1.10%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,275,000

	RETAIL - ARTS & CRAFTS — 0.93%
1,000,000	Michaels Stores, Inc.(a)	11.38	11/01/16	1,077,500

	RETAIL - DRUG STORE — 2.51%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,085,000
1,000,000	Rite Aid Corp.	8.63	03/01/15	946,250
1,000,000	Rite-Aid Corp.	6.88	08/15/13	880,000

				2,911,250

	RETAIL - MAJOR DEPARTMENT STORE — 1.90%
1,000,000	Neiman Marcus Group, Inc.	9.00	10/15/15	1,095,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,112,500

				2,207,500

	RETAIL - TOY STORE — 1.11%
1,500,000	Toys R Us	7.38	10/15/18	1,290,000

	RETAIL - VIDEO RENTAL — 1.74%
2,000,000	Blockbuster, Inc.(b)	9.00	09/01/12	2,020,000

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance plc	7.63	06/30/12	677,625
2,000,000	Intelsat Bermuda Ltd.	11.25	06/15/16	2,270,000

				2,947,625

	SCHOOLS — 1.27%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,473,750

See Notes to Financial Statements.

38

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	SPECIAL PURPOSE ENTITY — 6.62%
$5,580,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)(b)	7.55%	05/01/16	$5,673,856
2,000,000	Wimar OPCO LLC(a)(c)	9.63	12/15/14	2,007,500

				7,681,356

	TELECOM SERVICES — 0.89%
1,000,000	West Corp(a)	9.50	10/15/14	1,035,000

	TELEPHONE - INTERGRATED — 8.71%
2,000,000	Cincinnati Bell, Inc.,	8.38	01/15/14	2,045,000
2,000,000	Citizens Communications	9.25	05/15/11	2,229,999
649,000	Consolidated Communications Holding	9.75	04/01/12	687,129
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,642,500
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,337,500
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,077,500
1,000,000	Windstream Corp.	8.63	08/01/16	1,093,750

				10,113,378

	TRAVEL SERVICES — 0.95%
1,000,000	Travelport, Inc.(a)	11.88	09/01/16	1,096,250

	TOTAL CORPORATE BONDS (Cost $101,609,771)			104,377,393

BANK LOANS — 0.44%
	MISCELLANEOUS MANUFACTURING — 0.44%
500,000	IPC Acquisition Corp.(b)(d)	11.86	09/29/14	507,500

	TOTAL BANK LOANS (Cost $500,000)			507,500

Shares		Rate	Maturity Date	Value

COMMON STOCK — 2.57%
	METAL - ALUMINUM — 2.57%
152,380	Ormet Corp.			$2,979,029

	TOTAL COMMON STOCK (Cost $1,219,040)			2,979,029

Principal Amount
U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.12%
	FEDERAL HOME LOAN BANK — 6.12%
$7,100,000	Discount Note	0.00%	04/02/07	7,097,059

	TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES (Cost $7,099,020)			7,097,059

TOTAL INVESTMENTS (Cost $110,427,831)	99.11%	$114,960,981
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,035,924

NET ASSETS	100.00%	$115,996,905

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,453,831 or 21.94% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Fair valued as of March 31, 2007.

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

LLC—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

39

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	39.66%	$46,015,698
Telecommunication	11.71	13,582,766
Materials	9.73	11,281,529
Information Technology	8.34	9,675,125
Industrials	7.99	9,263,375
U.S. Government & Agency Obligations	6.12	7,097,059
Health Care	5.39	6,253,750
Consumer Staples	3.83	4,448,200
Financials	3.26	3,779,729
Energy	1.70	1,966,250
Utilities	1.38	1,597,500

Total Investment	99.11%	$114,960,981
Other Assets in Excess of Liabilities	0.89	1,035,924

Net Assets	100.00%	$115,996,905

See Notes to Financial Statements.

40

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 90.31%
	CONSUMER DISCRETIONARY — 11.74%
105,750	BorgWarner, Inc.	$7,975,665
148,100	Dillards, Inc., Class A	4,847,313
155,000	John Wiley & Sons, Class A	5,852,800
148,450	Life Time Fitness, Inc.(a)	7,631,815
203,200	Sotheby’s Holdings, Inc., Class A	9,038,336
167,000	Timberland Co., Class A(a)	4,347,010

		39,692,939

	CONSUMER STAPLES — 4.42%
144,600	Anheuser Busch Cos., Inc.	7,296,516
220,000	Senomyx, Inc.(a)	2,723,600
96,600	Wm. Wrigley Jr. Co.	4,919,838

		14,939,954

	ENERGY — 8.52%
98,000	Apache Corp.	6,928,600
571,000	EL Paso Corp.	8,262,370
87,500	Exxon Mobil Corp.	6,601,875
91,550	Suncor Energy, Inc. ADR	6,989,843

		28,782,688

	FINANCIAL — 16.24%
386,100	Aegon N.V.	7,698,834
155,000	American Capital Strategies Ltd.	6,868,050
79	Berkshire Hathaway, Inc., Class A(a)	8,610,210
41,500	Lehman Brothers Holding, Inc.	2,907,905
269,000	Leucadia National Corp.	7,913,980
106,000	NYSE Group, Inc.(a)	9,937,499
206,000	Progressive Corp.	4,494,920
128,000	RenaissanceRe Holdings Ltd.	6,417,920

		54,849,318

	HEALTH CARE — 8.42%
97,100	Johnson & Johnson	5,851,246
105,000	Medtronic, Inc.	5,151,300
105,100	Novo-Nordisk A/S ADR	9,514,703
90,150	Roche Holdings Ltd. ADR	7,938,339

		28,455,588

	INDUSTRIALS — 15.95%
2,833,000	Bombardier, Inc., Class B(a)	11,436,820
127,700	Canadian National Railway Co.	5,636,678
150,200	Expeditors International of Washington, Inc.	6,206,264

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
160,100	General Electric Co.	$5,661,136
426,200	Quanta Services, Inc.(a)	10,748,764
181,700	Rolls-Royce Group plc ADR	8,848,790
173,700	Simpson Manufacturing Co., Inc.	5,356,908

		53,895,360

	INFORMATION TECHNOLOGY — 5.82%
1,430,000	3com Corp.(a)	5,591,300
86,400	International Rectifier Corp. (a)	3,301,344
152,400	Microchip Technology, Inc.	5,414,772
205,000	National Instruments Corp.	5,377,150

		19,684,566

	MATERIALS — 11.45%
120,250	Aracruz Cellulose S.A. ADR	6,309,518
20,500	IPSCO, Inc.	2,693,700
184,300	Monsanto Co.	10,129,128
127,900	Nucor Corp.	8,330,127
96,400	Vulcan Materials Co.	11,228,672

		38,691,145

	REAL ESTATE — 1.56%
101,100	St. Joe Co.	5,288,541

	UTILITIES — 6.19%
430,600	AES Corp.(a)	9,266,512
239,000	Centerpoint Energy, Inc.	4,287,660
424,100	Sierra Pacific Resources(a)	7,370,858

		20,925,030

	TOTAL COMMON STOCKS (Cost $251,082,492)	305,205,129

FOREIGN COMMON STOCKS — 5.90%
	BELGIUM — 1.77%
299,000	RHJ International(a)	5,990,623

	GERMANY — 1.66%
95,200	Bayerische Motoren Werke AG	5,623,241

	SINGAPORE — 2.47%
1,600,000	Olam International Ltd.	3,213,760
1,190,385	Singapore Exchange Ltd.	5,119,786

		8,333,546

	TOTAL FOREIGN COMMON STOCKS (Cost $18,425,117)	19,947,410

See Notes to Financial Statements.

41

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 3.87%
$13,082,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $13,087,516 (collateralized by U.S. Government Obligations, ranging in par value $4,185,000-$4,500,000, 4.60%-5.46%, 04/11/08-03/08/13; total market value $13,232,533)	$13,082,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,082,000)	13,082,000

TOTAL INVESTMENTS (Cost $282,589,609)	100.08%	$338,234,539
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(254,789)

NET ASSETS	100.00%	$337,979,750

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $19,947,410 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	19.53%	$65,959,727
Industrials	15.95	53,895,360
Consumer Discretionary	13.40	45,316,180
Materials	11.45	38,691,145
Energy	8.52	28,782,688
Health Care	8.42	28,455,588
Utilities	6.19	20,925,030
Information Technology	5.82	19,684,566
Consumer Staples	5.37	18,153,714
Repurchase Agreements	3.87	13,082,000
Real estate	1.56	5,288,541

Total Investment	100.08%	$338,234,539
Other Assets in Excess of Liabilities	(0.08)	(254,789)

Net Assets	100.00%	$337,979,750

See Notes to Financial Statements

42

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

44

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

45

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16%	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements

46

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co. (a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000

See Notes to Financial Statements.

47

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
1,700,000	Union Pacific Corp.	$172,635,000
4,250,000	United Rentals, Inc.(a)	116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
900,000	Ventas, Inc.	$37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000
	MATERIALS 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

48

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 04/20/07	(1,520,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

49

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

50

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 90.40%
	ARGENTINA — 1.75%
931,800	Telecom Argentina S.A. ADR(a)	$19,884,612

	BRAZIL — 7.35%
841,674	Arcelor Brazil S.A.	19,700,232
431,400	Companhia Vale do Rio Doce S.A.	15,983,985
516,832	Diagnosticos da America S.A.(a)	11,419,344
210,000	Gafisa S.A. ADR(a)	5,355,000
398,800	Gol Linhas Aereas Inteligentes S.A. ADR	12,135,484
215,400	Uniao de Bancos Brasileiros S.A.	18,838,884

		83,432,929

	CHILE — 0.86%
195,000	Banco Santander Chile S.A. ADR	9,724,650

	CHINA — 13.94%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)	23,836,803
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	19,132,698
42,614,000	China Construction Bank, Class H (Hong Kong)	24,240,683
620,797	China Mobile Ltd. ADR (Hong Kong)	27,842,744
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	17,695,045
17,823,252	Far East Consortium International Ltd. (Hong Kong)	7,488,513
2,647,000	Industrial & Commercial Bank of China (Hong Kong)(a)	1,471,330
15,539,400	People’s Food Holdings Ltd.	15,331,163
131,700	PetroChina Co. Ltd. ADR	15,420,753
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	5,691,008

		158,150,740

	COLUMBIA — 0.96%
392,800	Bancolombia S.A. ADR	10,876,632

Shares		Value

COMMON STOCKS — (continued)
	INDIA — 4.47%
339,350	ICICI Bank Ltd. ADR	$12,471,113
240,400	India Fund, Inc.(b)	9,168,856
222,900	State Bank of India GDR(c)(d)	14,000,128
655,700	Suzlon Energy Ltd.	15,026,990

		50,667,087

	INDONESIA — 3.51%
28,198,700	PT Indocement Tunggal Prakarsa Tbk	15,712,804
22,402,700	PT Telekomunikasi Indonesia Tbk	24,119,251

		39,832,055

	MALAYSIA — 4.51%
1,882,600	Genting Berhad	21,644,856
6,454,950	Public Bank Berhad	16,796,781
4,404,300	Telekom Malaysia Berhad	12,743,885

		51,185,522

	MEXICO — 10.68%
428,100	America Movil S.A. de C.V., Series L ADR	20,458,899
405,244	Cemex S.A.B de C.V. ADR	13,271,741
262,600	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	11,291,800
801,355	Grupo Elektra S.A.	12,453,662
2,124,100	Grupo Televisa S.A.	12,651,633
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	12,136,892
5,959,029	Urbi Desarrollos Urbanos S.A. de C.V.(a)	24,650,417
3,330,082	Wal-Mart de Mexico S.A. de C.V.	14,221,989

		121,137,033

	RUSSIA — 8.25%
210,200	Lukoil Co. ADR	18,161,280
103,200	MMC Norilsk Nickel ADR	19,143,600
368,100	Mobile TeleSystems ADR	20,598,876
421,350	OAO Gazprom ADR	17,645,323
464,000	RBC Information Systems ADR(a)	18,096,000

		93,645,079

See Notes to Financial Statements.

51

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — 6.97%
2,911,042	African Bank Investments Ltd.	$12,159,057
704,600	Gold Fields Ltd. ADR	13,021,008
1,522,224	MTN Group Ltd.	20,644,880
405,500	Sasol Ltd.	13,548,385
861,916	Telekom South Africa Ltd.	19,703,763

		79,077,093

	SOUTH KOREA — 13.39%
337,802	Hana Financial Group, Inc.	17,448,510
650,638	KT Corp. ADR	14,567,785
421,680	LG Cable Ltd.	18,391,544
120,562	LG Home Shopping, Inc.	8,748,113
13,000	Lotte Chilsung Beverage Co. Ltd.	16,574,190
135,810	NCSoft Corp.(a)	8,922,644
101,567	Pacific Corp.	14,917,642
63,570	Samsung Electronic Co. Ltd.	37,914,018
614,685	SK Telecom Co. Ltd. ADR	14,395,923

		151,880,369

	TAIWAN — 7.19%
817,900	Chunghwa Telecom Co. Ltd. ADR	16,292,568
3,114,471	Hon Hai Precision, Inc.	20,814,502
6,673,453	President Chain Store Corp.	16,314,127
11,780,387	Synnex Technology International Corp.	14,581,583
233,704	Taiwan Semiconductor Manufacturing Co. Ltd.	475,681
1,212,264	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,031,838

		81,510,299

	THAILAND — 0.99%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	11,246,697

	TURKEY — 2.13%
872,210	Akbank T.A.S. ADR(c)(d)	11,692,325
1,112,582	Arcelik A.S.	7,500,339
1,016,704	Turkiye Vakiflar Bankasi T.A.O.(a)	2,282,098
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D	2,655,359

		24,130,121

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.45%
428,800	Anglo American plc (South Africa shares)	$22,641,042
712,500	Kazakhmys plc	16,481,436

		39,122,478

	TOTAL COMMON STOCKS (Cost $658,437,278)	1,025,503,396

PREFERRED STOCKS — 5.39%
	BRAZIL — 4.54%
769,836	Banco Bradesco S.A.	15,701,021
315,754,000	Companhia Energetica de Minas Gerais	15,486,405
906,800	Petroleo Brasileiro S.A.	20,317,463

		51,504,889

	SOUTH KOREA — 0.85%
246,300	Hyundai Motor Co. Ltd.	9,641,771

	TOTAL PREFERRED STOCKS (Cost $28,204,675)	61,146,660

Principal Amount
REPURCHASE AGREEMENT — 4.10%
$46,464,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $46,483,592 (collateralized by U.S. Government Obligations, ranging in par value $1,400,000-$8,000,000, 2.35%-5.81%, 07/09/07-02/22/16; total market value $47,043,406)	46,464,000

	TOTAL REPURCHASE AGREEMENT (Cost $46,464,000)	$46,464,000

TOTAL INVESTMENTS (Cost $733,105,953)	99.89%	$1,133,114,056
OTHER ASSETS IN EXCESS OF LIABILITIES	0.11	1,299,423

NET ASSETS	100.00%	$1,134,413,479

See Notes to Financial Statements.

52

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

(a)	Non-income producing security
(b)	Closed-end Management Investment Company Fund
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,692,453 or 2.26% of net assets.
(d)	Represents an illiquid security as of March 31, 2007.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $681,294,860 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Telecommunication Services	20.68%	$234,636,776
Financial	17.78	201,683,886
Industrials	12.18	138,241,847
Materials	10.42	118,188,134
Energy	10.20	115,656,321
Consumer Discretionary	8.94	101,367,158
Information Technology	7.96	90,332,041
Consumer Staples	5.81	65,955,693
Repurchase Agreement	4.10	46,464,000
Health Care	1.01	11,419,344
Investment Companies	0.81	9,168,856

Total Investment	99.89%	$1,133,114,056
Other Assets in Excess of Liabilities	0.11	1,299,423

Net Assets	100.00%	$1,134,413,479

See Notes to Financial Statements

53

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund

Shares		Value

COMMON STOCKS — 96.34%
	AUSTRALIA — 3.34%
19,100	CSL Ltd.	$1,269,451
16,857	Rio Tinto Ltd.	1,072,590

		2,342,041

	BELGIUM — 1.40%
5,500	Umicore	981,619

	CANADA — 2.87%
20,200	Canadian National Railway Co.	891,166
19,100	Gildan Activewear, Inc.(a)	1,125,282

		2,016,448

	CHINA — 2.27%
6,400	PetroChina Co. Ltd. ADR	749,376
73,000	Sun Hung Kai Properties Ltd. (Hong Kong)	843,712

		1,593,088

	FINLAND — 2.55%
28,500	Fortum Oyj	829,925
41,700	Nokia Oyj	960,749

		1,790,674

	FRANCE — 6.75%
23,300	AXA S.A.	990,789
7,820	BNP Paribas S.A.	817,844
13,600	Carrefour S.A.	996,733
4,904	Compagnie Generale de Geophysique S.A. (CGG)(a)	1,032,104
12,916	Total S.A.	902,223

		4,739,693

	GERMANY — 6.30%
18,500	Adidas-Salomon AG	1,007,682
15,700	Bayerische Motoren Werke AG	927,362
18,800	Rhoen-Klinikum AG	1,128,328
41,150	SGL Carbon AG(a)	1,355,816

		4,419,188

	GREECE — 1.34%
37,200	Greek Postal Savings Bank(a)	937,438

	INDONESIA — 1.39%
907,000	PT Telekomunikasi Indonesia Tbk	976,497

Shares		Value

COMMON STOCKS — (continued)
	IRELAND —1.51%
49,502	Bank of Ireland	$1,061,788

	ITALY — 2.24%
24,250	ENI S.p.A.	789,054
30,665	Permasteelisa S.p.A.	783,949

		1,573,003

	JAPAN — 21.95%
19,200	Canon, Inc.	1,031,104
44,100	Casio Computer Co. Ltd.	961,419
45,946	Chiyoda Corp.	1,003,734
40,300	Don Quijote Co. Ltd.	785,941
11,400	FANUC Co. Ltd.	1,056,452
27,000	Hoya Corp.	892,166
3,800	Keyence Corp.	855,126
10,200	Kyocera Corp.	958,438
23,500	Millea Holdings, Inc.	866,126
90	Mitsubishi Tokyo Financial Group, Inc.	1,014,177
48,000	Nikon Corp.	1,007,605
500	NTT DoCoMo, Inc.	921,262
104,000	Sumitomo Trust & Banking Co. Ltd.	1,079,164
17,200	Takeda Pharmaceutical Co. Ltd.	1,126,431
116,000	The Bank of Fukuoka Ltd.(b)	925,856
9,900	Yamada Denki Co. Ltd.	918,503

		15,403,504

	MEXICO — 2.50%
19,900	America Movil S.A. de C.V., Series L ADR	951,021
24,592	Cemex S.A.B de C.V. ADR	805,388

		1,756,409

	NETHERLANDS — 3.05%
27,000	ABN Amro Holding NV	1,163,256
57,700	Qiagen NV(a)	979,136

		2,142,392

	NORWAY — 3.36%
59,600	Tandberg ASA	1,232,760
63,700	Telenor ASA	1,125,002

		2,357,762

See Notes to Financial Statements.

54

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SINGAPORE — 1.67%
83,000	DBS Group Holdings Ltd.	$1,168,586

	SPAIN — 4.09%
57,200	Banco Santander Central Hispano S.A.	1,021,028
26,200	Repsol YPF S.A.	882,754
43,608	Telefonica S.A.	965,582

		2,869,364

	SWEDEN — 1.50%
19,700	Svenska Cellulosa AB	1,055,009

	SWITZERLAND — 4.76%
28,200	Micronas Semiconductor AG	585,338
5,300	Roche Holdings AG	941,744
8,100	Synthes, Inc.	1,003,211
13,600	UBS AG(a)	811,228

		3,341,521

	TAIWAN — 3.00%
167,409	Hon Hai Precision, Inc.	1,118,820
92,022	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	989,237

		2,108,057

	TURKEY — 1.20%
124,700	Arcelik A.S.	840,650

	UNITED KINGDOM — 17.30%
72,800	BG Group	1,050,024
87,300	Cadbury Schweppes plc	1,121,912
35,174	GlaxoSmithKline plc	970,799
49,200	HSBC Holdings plc	861,451
72,300	Paragon Group plc	825,277
18,270	Reckitt Benckiser plc	952,648
71,800	Reed Elsevier plc	860,239
25,588	Royal Bank of Scotland Group plc	1,001,611
200,700	Sage Group plc (The)	1,021,454
127,349	Serco Group plc	1,151,789
54,900	Shire plc	1,133,269
195,554	William Morrison Supermarkets plc	1,188,178

		12,138,651

	TOTAL COMMON STOCKS (Cost $47,288,330)	67,613,382

Principal Amount		Value

REPURCHASE AGREEMENT — 2.65%
$1,863,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 4/02/07, repurchase price $1,863,786 (collateralized by U.S. Government Obligation, par value $1,820,000, 5.25%, 11/03/09; total market value $1,902,016)	$1,863,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,863,000)	1,863,000

TOTAL INVESTMENTS (Cost $49,151,330)	98.99%	$69,476,382
OTHER ASSETS IN EXCESS OF LIABILITIES	1.01	706,722

NET ASSETS	100.00%	$70,183,104

(a)	Non-income producing security.
(b)	Fair valued at March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $64,118,360 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

55

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.32%	$16,368,468
Industrials	13.90	9,751,675
Health Care	10.79	7,573,234
Telecommunication Services	10.16	7,132,872
Consumer Discretionary	9.58	6,722,932
Information Technology	9.40	6,596,557
Energy	7.70	5,405,535
Consumer Staples	7.38	5,177,975
Materials	2.93	2,054,209
Repurchase Agreement	2.65	1,863,000
Utilities	1.18	829,925

Total Investment	98.99%	$69,476,382
Other Assets in Excess of Liabilities	1.01	706,722

Net Assets	100.00%	$70,183,104

See Notes to Financial Statements.

56

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Money Fund	Core Bond Fund		High Yield Fund	Equity Opportunities Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,259,885,037	$549,299,881		$110,427,831	$282,589,609

Investments, at value (including Repurchase Agreements) (Note 1)	$1,259,885,037	$550,355,840		$114,960,981	$338,234,539
Cash	—	172,942		131,318	38,115
Foreign currency (cost $0, $0, $0, $3,023, $0, $0, $531, $644,844 and $17,737 respectively)	—	—		—	3,247
Dividends and interest receivable	1,925,463	4,413,659		2,376,317	528,278
Receivable for investments sold	—	333,651		1,136,514	21,193
Receivable for fund shares sold	449	506,201		503,500	736,458
Receivable from advisor	—	—		114,221	—
Net receivable for variation margin on futures contracts	—	5,391		—	—
Reclaims receivable	—	—		—	48,271
Prepaid expenses	15,202	9,532		1,593	3,712

Total Assets	1,261,826,151	555,797,216		119,224,444	339,613,813
LIABILITIES:
Payable for dividends declared	3,971,809	1,360,741		583,926	—
Payable for investments purchased	—	1,742,048		1,496,875	1,225,148
Cash overdraft	—	—		—	—
Options written, at value (Premiums received: Value and Restructuring Fund — $6,678,258)	—	—		—	—
Payable for fund shares redeemed	—	450,371		989,855	70,900
Payable for forward foreign currency contracts	—	—		—	87
Investment advisory fees payable (Note 2)	101,971	170,085		—	149,107
Administration fees payable (Note 2)	158,874	71,583		1,451	42,365
Distribution and shareholder servicing fees payable (Note 2)	213,594	67,066		25,911	69,896
Directors’/Trustees’ fees and expenses payable (Note 2)	—	—		—	—
Accrued expenses and other payables	303,316	215,549		129,521	76,560

Total Liabilities	4,749,564	4,077,443		3,227,539	1,634,063

NET ASSETS	$1,257,076,587	$551,719,773		$115,996,905	$337,979,750

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$27,558	$23,250		$(496,938)	$575,259
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(43,438)	(1,867,299)		(65,480,709)	(4,072,107)
Unrealized appreciation of investments, foreign currency translations and written options	—	1,096,687		4,533,150	55,645,420
Par value (Note 5)	1,257,297	61,436		241	239
Paid in capital in excess of par value	1,255,835,170	552,405,699		177,441,161	285,830,939

Net Assets	$1,257,076,587	$551,719,773		$115,996,905	$337,979,750

Net Assets:
Institutional Shares	$612,562,109	$237,751,881		$4,309,497	$60,102,510
Shares	644,514,478	313,966,821		111,687,408	277,877,240
Retirement Shares	—	1,071		—	—
Shares outstanding (Note 5):
Institutional Shares	612,553,051	26,469,879		897,626	4,237,238
Shares	644,743,985	34,965,727		23,247,564	19,613,009
Retirement Shares	—	119		—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Institutional Shares	$1.00	$8.98		$4.80	$14.18

Shares	$1.00	$8.98		$4.80	$14.17

Retirement Shares	—	$ 8.98	(a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

58

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$610,313,025		$211,894,664	$5,382,230,435	$733,105,953	$49,151,330

$734,267,118		$326,916,863	$8,134,884,592	$1,133,114,056	$69,476,382
219		810	14,546	635	287
—		—	589	645,073	17,736
1,928		209,475	11,412,758	3,221,408	248,529
—		—	13,711,725	—	—
1,146,238		2,101,242	20,321,987	919,142	573,052
—		—	—	—	—
—		—	—	—	—
—		—	—	3,212	32,615
23,315		3,946	120,997	14,496	952

735,438,818		329,232,336	8,180,467,194	1,137,918,022	70,349,553

—		—	—	—	—
—		—	16,781,959	—	83,581
—		—	—	—	—
—		—	3,835,000	—	—
220,101		1,737,971	10,778,197	1,627,177	931
—		—	6,774	—	234
455,534		175,356	4,057,059	1,117,311	33,540
94,995		41,710	1,036,177	190,498	11,514
155,789		61,976	1,777,666	230,887	—
—		—	6,591	—	—
76,276		98,554	1,030,955	338,670	36,649

1,002,695		2,115,567	39,310,378	3,504,543	166,449

$734,436,123		$327,116,769	$8,141,156,816	$1,134,413,479	$70,183,104

$—		$3,066,218	$16,648,966	$163,806	$157,223
(124,103,097)		6,611,985	(49,675,559)	2,849,442	(10,297,960)
123,954,093		115,022,199	2,755,490,696	400,039,421	20,327,563
69,260		151	149,837	80,656	62
734,515,867		202,416,216	5,418,542,876	731,280,154	59,996,216

$734,436,123		$327,116,769	$8,141,156,816	$1,134,413,479	$70,183,104

$16,008,781		$31,567,913	$370,518,321	$41,932,144	$70,183,104
718,424,273		294,451,533	7,767,712,682	1,092,481,335	—
3,069		1,097,323	2,925,813	—	—

1,508,238		1,454,320	6,818,985	2,974,447	—
67,751,307		13,624,483	142,964,239	77,681,696	6,162,865
294		51,093	53,880	—	—

$10.61		$21.71	$54.34	$14.10	$11.39

$10.60		$21.61	$54.33	$14.06	$—

$10.45	(a)	$21.48	$54.30	—	$—

See Notes to Financial Statements.

59

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Money Fund	Core Bond Fund	High Yield Fund	Equity Opportunities Fund
INVESTMENT INCOME:
Dividend income	$194,029	$999,150	$65,635	$3,437,790
Interest income	70,627,174	21,099,384	9,698,634	544,924
Less: Foreign taxes withheld	—	—	—	(67,722)

Total Income	70,821,203	22,098,534	9,764,269	3,914,992
EXPENSES:
Investment advisory fees (Note 2)	3,375,831	2,873,544	978,058	1,842,685
Shareholder servicing fees — Institutional Shares (Note 2)	—	—	—	—
Shareholder servicing fees — Shares (Note 2)	2,058,929	738,959	286,507	471,667
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	7	—	—
Administration fees (Note 2)	2,037,855	633,088	184,503	370,773
Transfer agent fees	98,041	165,543	34,437	32,575
Legal and audit fees	34,136	61,650	481,103	42,908
Custodian fees	100,758	43,655	14,279	37,137
Directors’/Trustees’ fees and expenses (Note 2)	40,964	17,725	9,095	11,673
Miscellaneous expenses	174,493	149,636	66,401	103,047

Total Expenses	7,921,007	4,683,807	2,054,383	2,912,465
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(1,811,067)	(1,217,980)	(522,552)	(475,587)
Administrator (Note 2)	(10,503)	(4,685)	(271,220)	(11,224)
Custody earning credits	(33,235)	(8,001)	(8,165)	(4,184)

Net Expenses	6,066,202	3,453,141	1,252,446	2,421,470

NET INVESTMENT INCOME (LOSS)	64,755,001	18,645,393	8,511,823	1,493,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	(2,912)	(67,050)	(309,422)	(1,521,686)
Net realized gains from redemptions in-kind	—	—	—	—
Foreign currency transactions	—	—	—	(3,821)
Written options	—	—	—	—

Total net realized gain (loss)	(2,912)	(67,050)	(309,422)	(1,525,507)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	—	5,359,028	6,524,399	31,286,902

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	(2,912)	5,291,978	6,214,977	29,761,395

Net increase in net assets resulting from operations	$64,752,089	$23,937,371	$14,726,800	$31,254,917

See Notes to Financial Statements.

60

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$2,458,581	$6,244,366	$139,630,565	$24,558,726	$1,312,151
841,708	139,982	3,266,334	1,899,340	62,687
(76,949)	(50,757)	(892,911)	(2,389,117)	(131,060)

3,223,340	6,333,591	142,003,988	24,068,949	1,243,778

4,689,122	1,889,491	43,686,889	12,810,571	642,176

—	—	96,083	—	113
1,550,709	618,540	16,702,594	2,482,494	—

12	720	10,250	—	—
943,523	438,688	10,988,075	2,049,708	128,436
99,116	92,953	2,073,728	323,774	9,038
77,595	33,086	334,628	86,464	34,682
35,120	19,910	471,097	1,399,093	37,935
21,322	13,487	190,517	31,782	7,394
103,152	83,107	1,139,363	261,313	53,825

7,519,671	3,189,982	75,693,224	19,445,199	913,599

(30,328)	(3,989)	—	(565,179)	(207,236)
(6,217)	(10,966)	(69,676)	(9,754)	(2,319)
(3,856)	(1,830)	(54,238)	(15,564)	(523)

7,479,270	3,173,197	75,569,310	18,854,702	703,521

(4,255,930)	3,160,394	66,434,678	5,214,247	540,257

11,805,044	8,600,856	95,436,544	48,908,433	4,984,682
—	23,046,664	—	—	—
—	1,444	(12,160)	(39,140)	(15,727)
—	—	1,331,652	—	—

11,805,044	31,648,964	96,756,036	48,869,293	4,968,955
37,708,433	(10,315,446)	645,371,791	100,008,846	4,336,996

49,513,477	21,333,518	742,127,827	148,878,139	9,305,951

$45,257,547	$24,493,912	$808,562,505	$154,092,386	$9,846,208

See Notes to Financial Statements.

61

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$64,755,001	$52,416,558	$18,645,393	$10,061,835
Net realized gain (loss) on investments and foreign currency transactions	(2,912)	(4,889)	(67,050)	1,284,930
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	—	—	5,359,028	(7,274,735)

Net increase in net assets resulting from operations	64,752,089	52,411,669	23,937,371	4,072,030

Distributions to shareholders:
From net investment income
Institutional Shares	(26,104,170)	(19,834,796)	(5,693,159)	(6,254)
Shares	(38,623,273)	(32,581,762)	(12,851,594)	(10,218,978)
Retirement Shares	—	—	(40)	(38)
From net realized gain on investments
Institutional shares	—	—	—	(13)
Shares	—	—	—	(3,571,500)
Retirement Shares	—	—	—	(13)
From tax return of capital
Institutional Shares	—	—	—	—
Shares	—	—	—	—

Total distributions	(64,727,443)	(52,416,558)	(18,544,793)	(13,796,796)

Increase (decrease) in net assets from fund share transactions (Note 5)	(298,083,731)	(175,199,854)	263,311,270	80,807,705

Net increase (decrease) in net assets	(298,059,085)	(175,204,743)	268,703,848	71,082,939

NET ASSETS:
Beginning of period	1,555,135,672	1,730,340,415	283,015,925	211,932,986

End of period (1)	$1,257,076,587	$1,555,135,672	$551,719,773	$283,015,925

(1) Including undistributed (distributions in excess of) net investment income	$27,558	$—	$23,250	$2,407

See Notes to Financial Statements.

62

High Yield Fund		Equity Opportunities Fund		Large Cap Growth Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$8,511,823	$11,285,812	$1,493,522	$838,846	$(4,255,930)	$(1,492,015)
(309,422)	(4,085,478)	(1,525,507)	(2,557,056)	11,805,044	3,004,935
—	—	—	—	—	—

6,524,399	(1,518,767)	31,286,902	23,862,728	37,708,433	59,460,912

14,726,800	5,681,567	31,254,917	22,144,518	45,257,547	60,973,832

(539,707)	(1,002,532)	(425,370)	(312,869)	—	—
(7,813,910)	(9,681,268)	(851,918)	(261,632)	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	(28,599)	—	—	—	—
—	(325,252)	—	—	—	—

(8,353,617)	(11,037,651)	(1,277,288)	(574,501)	—	—

(39,412,117)	(15,055,145)	121,147,723	67,878,748	136,983,006	281,160,848

(33,038,934)	(20,411,229)	151,125,352	89,448,765	182,240,553	342,134,680

149,035,839	169,447,068	186,854,398	97,405,633	552,195,570	210,060,890

$115,996,905	$149,035,839	$337,979,750	$186,854,398	$734,436,123	$552,195,570

$(496,938)	$(691,493)	$575,259	$362,846	$—	$—

See Notes to Financial Statements.

63

Excelsior Funds

Statements of Changes in Net Assets

	Mid Cap Value and Restructuring Fund		Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$3,160,394	$286,682	$66,434,678	$62,768,364
Net realized gain (loss) on investments and foreign currency transactions	8,602,300	(1,834,247)	95,424,384	25,898,526
Net realized gains from redemptions in-kind	23,046,664	—	—	—
Net realized gain (loss) on written options	—	—	1,331,652	(7,456,185)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	(10,315,446)	51,686,678	645,371,791	892,712,062

Net increase in net assets resulting from operations	24,493,912	50,139,113	808,562,505	973,922,767

Distributions to shareholders:
From net investment income
Institutional Shares	(28,083)	(320,565)	(3,526,597)	(2,339,479)
Shares	(69,200)	(377,856)	(64,324,804)	(50,184,813)
Retirement Shares	—	—	(4,928)	(1,311)
From net realized gain on investments
Institutional shares	(812)	—	—	—
Shares	(6,735)	—	—	—
Retirement Shares	—	—	—	—
From tax return of capital
Institutional Shares	—	—	—	—
Shares	—	—	—	—

Total distributions	(104,830)	(698,421)	(67,856,329)	(52,525,603)

Increase (decrease) in net assets from fund share transactions (Note 5)	(36,769,439)	(6,359,254)	918,433,748	930,527,802

Net increase (decrease) in net assets	(12,380,357)	43,081,438	1,659,139,924	1,851,924,966

NET ASSETS:
Beginning of period	339,497,126	296,415,688	6,482,016,892	4,630,091,926

End of period(1)	$327,116,769	$339,497,126	$8,141,156,816	$6,482,016,892

(1) Including undistributed (distributions in excess of) net investment income	$3,066,218	$—	$16,648,966	$19,146,231

See Notes to Financial Statements.

64

Emerging Markets Fund		International Equity Fund
Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006
$5,214,247	$6,417,946	$540,257	$465,786
48,869,293	9,661,036	4,968,955	4,340,680
—	—	—	—
—	—	—	—
100,008,846	233,002,829	4,336,996	7,679,711

154,092,386	249,081,811	9,846,208	12,486,711

(252,640)	(210,171)	(492,367)	(738,048)
(5,716,045)	(5,703,935)	—	—
—	—	—	—

(1,858,765)	—	—	—
(51,272,417)	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—

(59,099,867)	(5,914,106)	(492,367)	(738,048)

17,298,560	345,786,429	587,093	5,054,635

112,291,079	588,954,134	9,940,934	16,802,764

1,022,122,400	433,168,266	60,242,170	43,439,406

$1,134,413,479	$1,022,122,400	$70,183,104	$60,242,170

$163,806	$1,061,119	$157,223	$125,060

See Notes to Financial Statements.

65

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
MONEY FUND — (12/16/99*)
Institutional Shares:
Year Ended March 31,
2007	$1.00	$0.05	(2)	$—	(2)	$0.05	$(0.05)		$—
2006	1.00	0.04	(2)	(0.01	)(2)	0.03	(0.03)		—
2005	1.00	0.02	(2)	(0.01	)(2)	0.01	(0.01)		—
2004	1.00	0.01		—		0.01	(0.01)		—
2003	1.00	0.01		—	(3)	0.01	(0.01)		—
CORE BOND FUND — (11/29/05*)
Institutional Shares:
Year Ended March 31,
2007	$8.84	$0.41	(2)	$0.14	(2)	$0.55	$(0.41)		$—
Period Ended March 31,
2006	9.07	0.13	(2)	(0.11	)(2)	0.02	(0.13)		(0.12)
HIGH YIELD FUND — (10/31/00*)
Institutional Shares:
Year Ended March 31,
2007	$4.52	$0.33	(2)	$0.28	(2)	$0.61	$(0.33)		$—
2006	4.66	0.32	(2)	(0.14	)(2)	0.18	(0.32	)(6)	—
2005	4.71	0.32	(2)	(0.06	)(2)	0.26	(0.31)		—
2004	3.99	0.35	(2)	0.72	(2)	1.07	(0.35	)(7)	—
2003	6.20	0.93	(2)	(1.58	)(2)	(0.65)	(1.56	)(8)	—
EQUITY OPPORTUNITIES FUND — (01/31/05*)
Institutional Shares:
Year Ended March 31,
2007	$12.72	$0.10	(2)	$1.46	(2)	$1.56	$(0.10)		$—
2006	10.98	0.09	(2)	1.72	(2)	1.81	(0.07)		—
Period Ended March 31,
2005	10.84	0.02	(2)	0.12	(2)	0.14	—		—
LARGE CAP GROWTH FUND — (11/09/06*)
Institutional Shares:
Period Ended March 31,
2007	$10.13	$(0.02	)(2)	$0.50	(2)	$0.48	$—		$—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	Includes a tax return of capital of $(0.01).
(7)	Includes a tax return of capital of $(0.08).
(8)	Includes a tax return of capital of $(0.51).
(9)	The ratio of net operating expenses would have been 0.80%, if custody credits had not been included.

See Notes to Financial Statements.

66

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$1.00	5.07%		$612,562	0.30%		0.43%		4.96%		—
(0.03)	1.00	3.53%		522,751	0.29%		0.44%		3.54%		—
(0.01)	1.00	1.55%		625,287	0.21%		0.46%		1.52%		—
(0.01)	1.00	0.87%		470,189	0.25%		0.53%		0.86%		—
(0.01)	1.00	1.41%		548,126	0.24%		0.49%		1.41%		—

$(0.41)	$8.98	6.33%		$237,752	0.65%		0.91%		4.61%		49%

(0.25)	8.84	0.20	%(4)	1,248	0.66	%(5)	1.22	%(5)	4.56	%(5)	95	%(4)

$(0.33)	$4.80	13.69%		$4,309	0.79	%(9)	1.35%		7.19%		75%
(0.32)	4.52	4.19%		12,045	0.80%		1.04%		7.09%		62%
(0.31)	4.66	5.80%		13,308	0.80%		1.07%		6.71%		70%
(0.35)	4.71	27.76%		22,641	0.80%		1.11%		7.91%		170%
(1.56)	3.99	(10.30)%		37,250	0.83%		1.10%		19.14%		153%

$(0.10)	$14.18	12.33%		$60,103	0.79	%(9)	0.99%		0.78%		11%
(0.07)	12.72	16.55%		54,449	0.80%		1.05%		0.78%		17%

—	10.98	2.14	%(4)	53,826	0.80	%(5)	1.21	%(5)	0.87	%(5)	13	%(4)

$—	$10.61	4.73	%(4)	$16,009	0.95	%(5)	0.96	%(5)	(0.54	)%(5)	33	%(4)

See Notes to Financial Statements.

67

Excelsior Funds

Financial Highlights—Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
MID CAP VALUE AND RESTRUCTURING FUND — (06/01/96*)
Institutional Shares:
Year Ended March 31,
2007	$19.69	$0.18	(2)	$1.86	(2)	$2.04	$(0.02)	$—	(3)
2006	16.81	0.05	(2)	2.90	(2)	2.95	(0.07)	—
2005	15.78	0.25	(2)	1.04	(2)	1.29	(0.26)	—
2004	10.25	0.07	(2)	5.51	(2)	5.58	(0.05)	—
2003	13.28	0.05	(2)	(3.04	)(2)	(2.99)	(0.04)	—
VALUE AND RESTRUCTURING FUND — (09/30/02*)
Institutional Shares:
Year Ended March 31,
2007	$49.36	$0.56	(2)	$5.00	(2)	$5.56	$(0.58)	$—
2006	41.40	0.63	(2)	7.87	(2)	8.50	(0.54)	—
2005	37.56	0.42	(2)	3.84	(2)	4.26	(0.42)	—
2004	23.65	0.32	(2)	13.89	(2)	14.21	(0.30)	—
Period Ended March 31,
2003	22.92	0.22		0.59		0.81	(0.08)	—
EMERGING MARKETS FUND — (03/31/05*)
Institutional Shares:
Year Ended March 31,
2007	$12.62	$0.12	(2)	$2.15	(2)	$2.27	$(0.10)	$(0.69)
2006	8.81	0.13	(2)	3.79	(2)	3.92	(0.11)	—
INTERNATIONAL EQUITY FUND — (01/24/95*)
Institutional Shares:
Year Ended March 31,
2007	$9.87	$0.09	(2)	$1.51	(2)	$1.60	$(0.08)	$—
2006	7.80	0.08	(2)	2.12	(2)	2.20	(0.13)	—
2005	6.69	0.08	(2)	1.04	(2)	1.12	(0.01)	—
2004	4.09	0.08		2.59		2.67	(0.07)	—
2003	5.85	0.07		(1.77)		(1.70)	(0.06)	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	Amount represents less than $1,000.
(7)	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

See Notes to Financial Statements.

68

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)		Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.02)	$21.71	10.37%		$31,568		0.87%		0.88%		0.87%		25%
(0.07)	19.69	17.58%		101,965		0.88%		0.88%		0.27%		23%
(0.26)	16.81	8.18%		81,570		0.89%		0.99%		1.59%		28%
(0.05)	15.78	54.60%		100,729		0.74%		0.98%		0.49%		13%
(0.04)	10.25	(22.58)%		45,017		0.76%		0.91%		0.44%		28%

$(0.58)	$54.34	11.39%		$370,518		0.84%		0.84%		1.12%		13%
(0.54)	49.36	20.70%		250,367		0.85%		0.85%		1.39%		12%
(0.42)	41.40	11.44%		161,016		0.83%		0.84%		1.05%		8%
(0.30)	37.56	60.46%		38,243		0.74%		0.89%		1.00%		4%

(0.08)	23.65	3.54	%(4)	—	(6)	0.00	%(5)(7)	0.00	%(5)(7)	1.90	%(5)	16	%(4)

$(0.79)	$14.10	18.33%		$41,932		1.60%		1.66%		0.70%		16%
(0.11)	12.62	46.25	%(4)	25,457		1.56	%(5)	1.68	%(5)	1.23	%(5)	7	%(4)

$(0.08)	$11.39	16.39%		$70,183		1.10%		1.42%		0.84%		31%
(0.13)	9.87	28.72%		60,242		1.04%		1.46%		0.97%		34%
(0.01)	7.80	16.98%		43,439		0.90%		1.48%		1.18%		59%
(0.07)	6.69	65.55%		35,598		0.90%		1.44%		1.32%		59%
(0.06)	4.09	(29.26)%		29,024		0.87%		1.29%		1.07%		71%

See Notes to Financial Statements.

69

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Core Bond Fund, Large Cap Growth Fund, Value and Restructuring Fund and Emerging Markets Fund, portfolios of Excelsior Fund and for High Yield Fund, Equity Opportunities Fund (formerly the Equity Core Fund), Mid Cap Value and Restructuring Fund and International Equity Fund, portfolios of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The International Equity Fund offers one class of shares: Institutional Shares. The Money Fund, High Yield Fund, Equity Opportunities Fund and Emerging Markets Fund offer two classes of shares: Institutional Shares and Shares. The Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. The Financial Highlights of the Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

70

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	$—	$—	$1,046	$1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	$—	$—	$8.97	$8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less and all securities in the Money Fund are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds

71

report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Opportunities Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	EUR 60,160	$80,445	$(87)

The International Equity Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	EUR 62,575	$83,819	$(234)

72

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF  Swiss Franc

EUR  Euro

(c) Covered call options written:

Certain Funds (excludes Money Fund) may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

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During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Option written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Redemption in-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(f) Concentration of risks:

The Emerging Markets Fund and International Equity Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield

74

bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

(g) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(h) Futures Contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(i) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(j) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Money Fund, Core Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; for the Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund, dividends will be declared

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and paid quarterly; and for the Emerging Markets Fund and International Equity Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(k) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(l) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(m) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(n) New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

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2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”), USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Money Fund	0.25%
Core Bond Fund	0.65%*
High Yield Fund	0.80%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Equity Fund	1.00%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

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USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Money Fund	$1,837,900
Core Bond Fund	571,558
High Yield Fund	114,852
Equity Opportunities Fund	334,488
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Value and Restructuring Fund	9,912,241
Emerging Markets Fund	1,898,623
International Equity Fund	118,967

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations, excluding the High Yield Fund which BISYS Fund Services Ohio, Inc., waived $3,952. USTNA waived the balance of Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, (October 31, 2007, for the Large Cap Growth Fund—Institutional Shares), and to reimburse other operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Money Fund — Institutional Shares	0.30%
Core Bond Fund — Institutional Shares	0.65%
High Yield Fund — Institutional Shares	0.80%
Equity Opportunities Fund — Institutional Shares	0.80%
Large Cap Growth Fund — Institutional Shares*	0.95%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%
Emerging Markets Fund — Institutional Shares	1.60%
International Equity Fund — Institutional Shares	1.10%

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Money Fund — Shares	0.55%
Core Bond Fund — Shares	0.90%
High Yield Fund — Shares	1.05%
Equity Opportunities Fund — Shares	1.05%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Value and Restructuring Fund — Shares	1.14%
Emerging Markets Fund — Shares	1.85%
Core Bond Fund — Retirement Shares	1.40%
Large Cap Growth Fund — Retirement Shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Value and Restructuring Fund — Retirement Shares	1.64%

*	Large Cap Growth Fund—Institutional Shares commenced operations on November 9, 2006.

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Money Fund	$1,811,067
Core Bond Fund	1,217,980
High Yield Fund	522,552
Equity Opportunities Fund	475,587
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Value and Restructuring Fund	—
Emerging Markets Fund	565,179
International Equity Fund	207,236

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers (excluding the Institutional Shares of the Money Fund which pays a fee of up to 0.15% of the average daily net assets of it shares). The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Money Fund	$2,027,190
Core Bond Fund	496,810
High Yield Fund	274,600

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Equity Opportunities Fund	$464,758
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Value and Restructuring Fund	9,637,460
Emerging Markets Fund	1,705,286
International Equity Fund	271

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund and Mid Cap Value and Restructuring Fund) or Retirement Shares (in the case of Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund were $4, $8, $480 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

On June 12, 2006, the Excelsior High Yield and Intermediate-Term Bond Funds filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Adviser. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisers may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$143,164,160	$130,390,053
Other	56,826,501	58,962,109

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	Purchases	Sales and Maturities
High Yield Fund	$85,146,374	$122,668,623
Equity Opportunities Fund	144,444,173	25,938,491
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Value and Restructuring Fund	1,940,746,100	930,382,978
Emerging Markets Fund	153,446,034	156,632,161
International Equity Fund	19,594,376	20,188,017

4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In- Capital
Core Bond Fund	$(79,757)	$79,739	18
High Yield	36,349	29,285	(65,634)
Equity Opportunities Fund	(3,821)	3,821	—
Large Cap Growth Fund	4,255,930	—	$(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)
Emerging Markets Fund	(142,875)	142,873	2
International Equity Fund	(15,727)	15,727	—

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The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Money Fund
Year ended March 31, 2007	$65,587,427	—	—	$65,587,427
Year ended March 31, 2006	49,048,464	—	—	49,048,464
Core Bond Fund
Year ended March 31, 2007	17,474,254	—	—	17,474,254
Year ended March 31, 2006	11,105,896	$2,085,376	—	13,191,272
High Yield Fund
Year ended March 31, 2007	8,535,124	—	—	8,535,124
Year ended March 31, 2006	10,553,157	—	$353,851	10,907,008
Equity Opportunities Fund
Year ended March 31, 2007	1,277,288	—	—	1,277,288
Year ended March 31, 2006	574,501	—	—	574,501
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	22,939	698,421
Value and Restructuring Fund
Year ended March 31, 2007	67,856,329	—	—	67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Emerging Markets Fund
Year ended March 31, 2007	7,542,032	51,557,835	—	59,099,867
Year ended March 31, 2006	5,914,106	—	—	5,914,106
International Equity Fund
Year ended March 31, 2007	492,367	—	—	492,367
Year ended March 31, 2006	738,048	—	—	738,048

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

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As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Money Fund	$5,122,791	—	$(5,095,233)	$(43,438)	—	$(15,880)
Core Bond Fund	2,127,629	—	(2,104,382)	(1,634,009)	$863,400	(733,365)
High Yield Fund	26,428	—	(702,997)	(65,479,459)	4,698,152	(61,457,876)
Equity Opportunities Fund	604,832	—	—	(3,994,207)	55,567,607	52,178,232
Large Cap Growth Fund	—	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	$6,619,753	—	—	115,014,431	124,700,402
Value and Restructuring Fund	19,173,059	—	—	(48,831,557)	2,754,129,333	2,724,470,835
Emerging Markets Fund	163,806	4,133,434	—	(1,283,992)	400,039,421	403,052,669
International Equity Fund	156,990	—	—	(10,119,881)	20,149,717	10,186,826

*	The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Equity Opportunities Fund and Value and Restructuring Fund deferred, on a tax basis, post-October losses of $920,049 and $1,537,981, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Money Fund	—	$11,662	$23,975	$—	$4,889	$2,912	$43,438
Core Bond Fund	—	—	—	—	1,303,908	330,101	1,634,009
High Yield Fund	$440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Equity Opportunities Fund	—	—	—	—	880,333	2,193,825	3,074,158
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Equity Fund	—	8,447,749	1,672,132	—	—	—	10,119,881

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At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Money Fund	$1,259,885,037	—	—	—
Core Bond Fund	549,492,440	$4,344,919	$(3,481,519)	$863,400
High Yield Fund	110,262,829	5,181,793	(483,641)	4,698,152
Equity Opportunities Fund	282,667,509	61,863,632	(6,296,602)	55,567,030
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Value and Restructuring Fund	5,383,591,798	2,919,161,151	(167,868,357)	2,751,292,794
Emerging Markets Fund	733,105,953	422,523,941	(22,515,838)	400,008,103
International Equity Fund	49,329,409	21,093,100	(946,127)	20,146,973

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 4 billion shares of the Money Fund; 750 million shares of the Core Bond Fund; 1 billion shares of the Large Cap Growth Fund; 1.5 billion shares of the Value and Restructuring Fund; and 500 million shares of the Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund and International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the High Yield Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

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Capital Share Transactions

	Money Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	4,262,737,772	$4,262,737,772	4,731,250,373	$4,731,250,373
Shares	2,599,472,390	2,599,472,390	3,427,610,450	3,427,610,450
Issued as reinvestment of dividends:
Institutional Shares	9,160,704	9,160,704	7,428,066	7,428,066
Shares	3,330,030	3,330,030	2,259,420	2,259,420
Redeemed:
Institutional Shares	(4,182,098,880)	(4,182,098,880)	(4,841,213,240)	(4,841,213,240)
Shares	(2,990,685,747)	(2,990,685,747)	(3,502,534,923)	(3,502,534,923)

Net Increase (Decrease)	(298,083,731)	$(298,083,731)	(175,199,854)	$(175,199,854)

	Core Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	2,772,888	$24,623,459	141,024	$1,262,505
Shares	9,986,679	88,776,364	13,774,392	125,488,152
Retirement Shares	—	—	—	—
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Institutional Shares	113,170	1,016,339	189	1,685
Shares	673,001	5,989,211	681,642	6,160,386
Retirement Shares	4	40	5	50
Redeemed:
Institutional Shares	(1,706,058)	(15,286,027)	—	—
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Retirement Shares	—	—	(16)	(151)

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Share Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

85

	High Yield Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	155,243	$699,379	853,862	$3,892,678
Shares	6,072,661	28,550,138	13,700,176	62,544,844
Issued as reinvestment of dividends:
Institutional Shares	32,619	149,603	107,579	488,209
Shares	217,741	1,004,402	304,113	1,384,476
Redeemed:
Institutional Shares	(1,952,444)	(8,902,311)	(1,152,309)	(5,192,791)
Shares	(13,302,993)	(60,913,343)	(17,199,458)	(78,172,561)
Redemption Fee	—	15	—	—

Net Increase (Decrease)	(8,777,173)	$(39,412,117)	(3,386,037)	$(15,055,145)

	Equity Opportunities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	944,747	$12,184,733	682,540	$8,048,568
Shares	11,404,243	151,491,788	7,067,834	81,801,143
Issued as reinvestment of dividends:
Institutional Shares	3,799	48,632	4,259	47,760
Shares	12,057	154,087	5,937	66,688
Redeemed:
Institutional Shares	(992,875)	(13,081,976)	(1,305,561)	(14,932,301)
Shares	(2,227,805)	(29,659,176)	(618,831)	(7,153,110)
Redemption Fee	—	9,635	—	—

Net Increase (Decrease)	9,144,166	$121,147,723	5,836,178	$67,878,748

86

	Large Cap Growth Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	1,518,333	$15,997,075	—	$—
Shares	26,983,018	268,887,660	33,887,361	319,718,556
Retirement Shares	172	1,807	—	—
Issued as reinvestment of dividends:
Institutional Shares	—	—	—	—
Shares	—	—	—	—
Retirement Shares	—	—	—	—
Redeemed:
Institutional Shares	(10,095)	(106,750)	—	—
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Retirement Shares	—	—	(20)	(161)
Redemption Fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	174,817	$3,499,002	1,449,107	$26,024,928
Shares	3,915,673	81,532,520	2,206,027	39,222,163
Retirement Shares	51,153	1,086,065	—	—
Issued as reinvestment of dividends:
Institutional Shares	211	3,893	12,203	211,487
Shares	1,544	28,679	8,110	140,000
Retirement Shares	—	—	—	—
Redeemed:
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Retirement Shares	(118)	(2,475)	(10)	(162)
Redemption Fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

87

	Value and Restructuring Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	2,608,744	$127,478,205	1,588,442	$71,855,109
Shares	40,342,962	2,018,418,152	42,481,646	1,944,842,088
Retirement Shares	62,302	3,214,887	18,213	867,236
Issued as reinvestment of dividends:
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Shares	1,056,240	51,956,233	922,183	40,504,847
Retirement Shares	99	4,928	26	1,182
Redeemed:
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Redemption Fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

	Emerging Markets Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	889,054	$12,242,049	2,017,803	$17,803,340
Shares	28,426,163	377,247,582	42,050,024	456,622,978
Issued as reinvestment of dividends:
Institutional Shares	104,377	1,425,589	232	2,572
Shares	2,899,020	39,144,568	386,361	3,758,608
Redeemed:
Institutional Shares	(35,905)	(493,380)	(1,171)	(11,586)
Shares	(32,751,548)	(412,372,175)	(12,959,098)	(132,393,423)
Redemption Fee	—	104,327	—	3,940

Net Increase (Decrease)	(468,839)	$17,298,560	31,494,151	$345,786,429

88

	International Equity
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	1,007,051	$10,432,135	1,232,938	$10,856,010
Issued as reinvestment of dividends:
Institutional Shares	9,003	83,598	15,369	118,649
Redeemed:
Institutional Shares	(956,735)	(9,928,640)	(710,520)	(5,920,024)
Redemption Fee	—	—	—	—

Net Increase (Decrease)	59,319	$587,093	537,787	$5,054,635

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Excelsior Funds Trust and Excelsior Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Fund, Core Bond Fund, High Yield Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Value and Restructuring Fund, Emerging Markets Fund and International Equity Fund (four portfolios of Excelsior Fund Trust and five portfolios of Excelsior Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

90

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

91

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

92

ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Equity Fund	100.00%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
Mid Cap Value and Restructuring Fund	$7,547
Emerging Markets Fund	51,557,837

The following Funds passed through the amounts of Foreign Tax Credits for the year ended March 31, 2007:

Foreign Tax Credits
Emerging Markets Fund	$1,906,057
International Equity Fund	123,275

93

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

94

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

95

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

96

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

97

Directors/Trustees And Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

98

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation. BOARD 2 — Director, Mission West Properties (commercial real estate). BOARD 3 — Director, TOUSA (home building). BOARD 4 — Director, Harris-Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

99

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

100

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006. From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

101

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Complex (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

102

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

103

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
Money Fund — Institutional Shares	$1,000.00	$1,025.40	0.29%	$1.46
Core Bond Fund — Institutional Shares	1,000.00	1,026.50	0.65	3.28
High Yield Fund — Institutional Shares	1,000.00	1,104.50	0.78	4.09
Equity Opportunities Fund — Institutional Shares	1,000.00	1,113.00	0.79	4.16
Large Cap Growth Fund — Institutional Shares***	1,000.00	1,033.10	0.96	3.80
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,098.20	0.88	4.60
Value and Restructuring Fund — Institutional Shares	1,000.00	1,122.40	0.83	4.39
Emerging Markets Fund — Institutional Shares	1,000.00	1,170.10	1.60	8.66
International Equity Fund — Institutional Shares	1,000.00	1,131.70	1.09	5.79

Hypothetical 5% Return
Money Fund — Institutional Shares	1,000.00	1,023.49	0.29	1.46
Core Bond Fund — Institutional Shares	1,000.00	1,021.69	0.65	3.28
High Yield Fund — Institutional Shares	1,000.00	1,021.04	0.78	3.93
Equity Opportunities Fund — Institutional Shares	1,000.00	1,020.99	0.79	3.98
Large Cap Growth Fund — Institutional Shares****	1,000.00	1,015.72	0.96	3.76
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.54	0.88	4.43
Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.79	0.83	4.18
Emerging Markets Fund — Institutional Shares	1,000.00	1,016.95	1.60	8.05
International Equity Fund — Institutional Shares	1,000.00	1,019.50	1.09	5.49

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
***	Information shown reflects values for the period from November 9, 2006 (date of commencement of operations) to March 31, 2007 and has been calculated using expense ratios and rates of return for the same time period.
****	Information shown reflects values using the expense ratios for the period from November 9, 2006 (date of commencement of operations) to March 31, 2007 and has been annualized to reflect values for the period from October 1, 2006 to March 31, 2007

104

AR-INST-0307

RETIREMENT SHARES

CORE BOND FUND

EQUITY INCOME FUND

LARGE CAP GROWTH FUND

MID CAP VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

ANNUAL REPORT

March 31, 2007

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

2

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.

Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

3

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for the most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

4

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

5

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

6

EXCELSIOR FUNDS, INC.	CORE BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better

7

EXCELSIOR FUNDS, INC.	CORE BOND FUND

underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed Income Investments

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.78%
Net Expense Ratio	1.40%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.40%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Performance Summary

The Excelsior Equity Income Fund outperformed the S&P 500 Index over the last twelve months. This outcome is a result of our efforts to grow our income stream by purchasing stocks at attractive initial yields and by owning companies with progressive dividend policies. The Fund concentrates on investing in stocks that offer above-average dividend yields or have the potential to grow their dividends at above-average rates.

Performance Attribution

The strongest contributors to performance were RPM International, Chevron and AT&T. RPM, one of our largest holdings and best performers, has industrial operations that are growing nicely and legacy asbestos costs that are moderating. Chevron’s total returns are directly related to their outstanding earnings growth amidst a strong energy price environment. Telecom stocks underperformed in 2005 despite improving industry fundamentals, so AT&T’s recent strong performance is a culmination of investor recognition of improving fundamentals while the stock was trading at low valuations. In addition, AT&T’s acquisitions (purchasing the historic AT&T and Bellsouth in the last 18 months) are being viewed more favorably today in light of improving industry fundamentals.

Our worst contributors to performance were Home Depot, Halliburton and WP Stewart. We continue to hold Home Depot and Halliburton and like their respective outlooks. We fortunately sold W.P. Stewart in the summer of 2006 at higher prices than today’s. We lost confidence in W.P. Stewart’s turnaround, despite efforts to fix their asset accumulation problems. As part of our sell discipline, if a company is not making fundamental progress versus our expectations over a 2 year time frame, we will exit the stock.

We believe Halliburton remains attractive because its Energy Services Group has excellent growth opportunities. Global demand for energy services should be strong for several years, resulting in strong volume and significant pricing power for Halliburton and its peers. Halliburton has a particularly strong business serving North America’s gas production needs, but this opportunity is overshadowed by short-term concerns of a North American natural gas overhang. The value of the Energy Services Group within Halliburton has been obscured by the lumpy and controversial business of Kellogg, Brown and Root (KBR). The separation of KBR from Halliburton should help highlight the value of the Energy Services Group.

Portfolio Activity

During the last year, we initiated four new significant positions: Home Depot, SuperValu, Penn West Energy and Xilinx.

Home Depot operates in a favorable retail category. Lowe’s and Home Depot have less formidable competitors in their segment compared to any other big box category; this dynamic is supported by excellent growth and profit margins for both companies. Furthermore, the housing stock has expanded greatly over the last 10 years, which bodes well for future home improvement spending.

All in all, sales should grow at least 5-10% over the next several years and earnings per share (EPS) should grow approximately 10% plus. The company sells for 12x earnings and produces considerable free cash flow. We believe their acquisitions and their large repurchases of stock are high quality investments. Their dividend payout ratio is 35% and it is likely to modestly increase over time. The stock’s current yield is 2.4%; the company increased its dividend by 125% over the last year.

9

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

SuperValu, a grocery retailer, is engaged in a transforming deal by teaming up with Cerberus and CVS to purchase the assets of Albertsons. SuperValu acquired the best stores within the Albertsons network, with Cerberus and CVS purchasing the balance of the supermarket and stand-alone pharmacy locations. As a result, SuperValu’s base increased by 1,200 stores; its revenue should increase from $19 billion to $45 billion. Importantly, about 75% of its revenue will be from regions where it is either #1 or #2 in market share.

Penn West Energy Trust is a Canadian income trust with significant gas and oil production potential. It has three long-term projects worthy of note: 1) it has begun to farm out some of its 4.3 million acres of undeveloped land. Farming out is a minimally capital intensive method to monetize its large strategic land position; 2) the Seal Oil Sands Project has the potential to greatly enhance the company’s level of heavy oil production. (Initially, primary methods of production are being employed in the Seal project, resulting in less capital intensity. Ultimately, tertiary methods will be needed to greatly enhance production.) 3) it has begun to employ carbon dioxide recovery techniques to its largest conventional oil field, Pembina. Carbon flooding has been very successful in the U.S.

The semiconductor sector represents a growing source of dividend growth as more of these companies recognize the importance of returning excess capital to shareholders in an efficient manner. We like Xilinx because it has a growth business that requires modest capital in order to grow. As a result, it has accumulated a large cash balance ($4.00 per share). Xilinx initiated a dividend 3 years ago in recognition of its strong cash flow and large cash balance, and it has since grown it rapidly. Today, the payout ratio is approximately 45% and yield is 1.8%. The yield could be higher if the extra cash were disbursed through a special dividend immediately.

Outlook

The outlook for a dividend-focused approach is positive. Dividend-paying stocks have led the market higher over the last few years, a trend that looks sustainable for the foreseeable future. Since the tax law changes in 2003, the number of companies paying dividends has increased, the average rate of dividend increase has accelerated, and the stocks that pay dividends have outperformed as a group.

Despite these positive developments, the average payout ratio for S&P 500 companies remains historically low because recent earnings growth has been very strong. We believe many companies can “afford” to increase their payout ratio without negatively impacting their growth prospects.

We remain enthusiastic about the earnings growth opportunities for the companies in the Fund and we think that their current valuations are reasonable. In fact, many of our companies have experienced valuation compression over the last two years as earnings growth has outpaced share price appreciation. The fundamental drivers of growth are intact, capital market liquidity is great, investor sentiment is healthy, and valuations are attractive. We remain bullish on the prospects for our companies.

Thomas W. Vail

Managing Director and Senior Portfolio Manager

Brian V. DiRubbio

Senior Vice President and Senior Portfolio Manager

10

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.84%
Net Expense Ratio	1.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

11

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

12

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Galvin, CFA

President and CIO of the Growth Equity Group

13

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.99%
Net Expense Ratio	1.70%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.70%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

14

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

15

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

16

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.46%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

17

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Performance Summary

For the Excelsior Small Cap Fund, results for the fiscal year ended March 31, 2007, came in well ahead of the Russell 2000 Index.

The year can best be characterized as highly volatile, given the summer’s 10% correction and February 27, 2007 sell-off that seemed to hit most equity asset classes in the same way, with declines of 3%-4%. The Fund’s investment program, however, always centers on stock selection rather than market calls; as a result, we had a handful of significant contributors that overpowered a relatively few laggards.

The enduring run in the small-cap asset class is now in its ninth year of outperformance relative to large stocks, as identified by the S&P 500 Index. For those attempting to time a switch from “small” to “large” to achieve relative performance, it has been a tough call. Obviously, the longer the run lasts, the more likely it is to turn at some point, but our valuation work and studies of other small cap cycles continue to be inconclusive in divining a locus in this cycle. Meanwhile, the combined effects of excess liquidity, driven by hedge funds and private equity partnerships, and the powerful trends of mergers, acquisitions and management-led buyouts should contribute to the drive of small companies in 2007 or at a minimum put a floor under the asset class. For our part, we just do what we do and try to be astute about it. Compared with many of our peers, the Excelsior Small Cap Fund holds relatively few positions, at 30. If and when a turn occurs, larger portfolios will reflect merely a call on the assets class. Our limited, stock-focused, approach should clearly differentiate our effort, for better or worse.

This is an interesting time. In the corporate real estate market, we witnessed a battle between Blackstone Group and Vornado Properties to overpay for the REIT, Equity Office Properties. When the smoke cleared, the new owner had paid an historically low “cap” rate and an historically high dollar price—this after a six-year period of outperformance by the entire sector. Today’s valuations do not leave much room for the little calamities that visit from time to time—lenders tightening standards (post the sub-prime mortgage sector collapse), higher long-term interest rates as the yield curve returns to its normal shape, a tenant going broke, etc. Elsewhere a private equity firm, Fortress Group, had its initial public offering; on the basis of a price-to-earnings metric, breathless new investors priced it at twice the valuation of Goldman Sachs, an excellent company with a hundred-year history that does many of the same things Fortress does and many other things as well. Another interesting headline was seen in the Wall Street Journal on April 2, 2007: “Eager Investors Lift Margin Debt To New Heights”. We are not bearish, but we are alert to extremes in the system that could produce some unhappy results.

Performance Attribution

Viewing the account-specific analysis, we will first look at annual attribution. While most economic sectors within the portfolio were positive, our most significant overweighted commitments to the consumer discretionary, industrials, and information technology sectors collaborated to provide returns in excess of the index’s return. Our largest underweighted sectors were consumer staples, health care, finance, and materials. Between these major over/under weighted sectors, we deployed capital fairly efficiently in the fiscal year as the decision to overweight one sector at the expense of another was additive.

18

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Stock-by-stock contribution was diverse by sector or theme; however, technology had the most representatives with CommScope (coaxial cable), Varian Semiconductor (up 90% in the fiscal year), FLIR (infrared cameras), Manhattan Associates (warehouse/inventory management software), Forrester Research (independent market and technology application), and Innovative Solutions (flat panel avionics displays; up approximately 75% in the fiscal year). Other significant contributors rounding out the top ten were long-term holdings Sotheby’s (the auction house), Kansas City Southern Railway, Quanta Services (electric and cable transmission), and Philadelphia Consolidated Insurance (niche property and casualty insurance).

The specific detractors were difficult to pin down by sector. NYSE market maker firm LaBranche and CACI Corp were the most notable detractors. In technology, Keane (information technology), Cabot Microdevices (semiconductor polishing), and Power Integrated Devices (energy saving microchips) all had a negative impact on annual returns. Others included Simpson Manufacturing (building related), and Thor Industries (RVs).

Portfolio Activity

For the year, the Fund saw little major activity. We sold outright our long-term position in Park National Corp. While Park has produced outstanding operating results, it operates in no-to-declining growth markets in Ohio. The combination of low revenue growth and an inverted curve has made earnings growth a challenge. Also eliminated was another longtime holding, CACI Corp. This provider of information technology services, primarily to the U.S. government, has seen project funding dry up as the Iraq War has subsumed available resources. Earnings growth has gone from flat to down. Elsewhere, EGL Logistics is the object of a management/private equity buyout, and Keane is in the process of being acquired by Caritor.

Outlook

We have never been inclined to make directional market projections, but rather seek individual investments that we believe represent low risk and above-average potential reward—as identified by a set of financial statistics, strong beliefs, fundamental principles, and judgment. This approach has served our investors well. On that count, we seek to continue to find many new and exciting companies that should contribute to performance in the quarters and years ahead.

Douglas H. Pyle

Managing Director and Senior Portfolio Manager

19

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.71%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

20

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

21

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and Senior Portfolio Manager

22

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.56%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

23

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	07/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	04/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195
2,600,000	TCI Communications, Inc.	9.80	02/01/12	3,078,156

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,183,000	Time Warner Cos., Inc.	7.25%	10/15/17	$2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820
2,496,422	Pool # J01383	5.50	03/01/21	2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
$203,140	Pool # 251502	6.50%	02/01/13	$208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438
1,895,300	Pool # 844901	4.50	10/01/20	1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
$317,132	Pool # 2562	6.00%	03/20/28	$322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

	U.S. TREASURY NOTES — 11.48%
520,000	(f)	4.63	09/30/08	519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75	$1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)	1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund	21,150,173
21,150,172	Fidelity U.S. Treasury II Fund	21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)	42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	$551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
Short —
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	TOTAL FUTURES CONTRACTS (Total notional amount $14,037,475)	$14,078,203	$40,728

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund

Shares		Value

COMMON STOCKS — 91.59%
	CONSUMER DISCRETIONARY — 9.21%
110,000	CBS Corp., Class B	$3,364,900
100,000	Circuit City Stores, Inc.	1,853,000
90,000	Home Depot, Inc.	3,306,600
8,000	Idearc, Inc.	280,800
140,000	Leggett & Platt, Inc.	3,173,800
225,000	Newell Rubbermaid, Inc.	6,995,250
135,000	Time Warner, Inc.	2,662,200
5,000	Time Warner Cable, Inc., Class A(a)	187,350

		21,823,900

	CONSUMER STAPLES — 5.53%
78,000	Altria Group, Inc.	6,849,180
160,000	SUPERVALU, Inc.	6,251,200

		13,100,380

	ENERGY — 9.69%
70,000	BP plc ADR	4,532,500
112,000	Chevron Corp.	8,283,520
195,000	Halliburton Co.	6,189,300
135,000	Penn West Energy Trust	3,966,300

		22,971,620

	FINANCIAL — 18.96%
300,000	Arthur J. Gallagher & Co.	8,499,000
113,000	Citigroup, Inc.	5,801,420
105,000	Freddie Mac	6,246,450
185,000	Mellon Financial Corp.	7,980,900
80,000	Morgan Stanley	6,300,800
95,000	RenaissanceRe Holdings Ltd.	4,763,300
153,000	U.S. BanCorp.	5,350,410

		44,942,280

	HEALTH CARE — 6.59%
75,000	Medtronic, Inc.	3,679,500
105,000	Novartis AG ADR	5,736,150
80,000	Pharmaceutical Holders Trust Index Fund	6,213,600

		15,629,250

	INDUSTRIALS — 10.73%
160,000	Dover Corp.	7,809,600
195,000	General Electric Co.	6,895,200
170,000	Honeywell International, Inc.	7,830,200
60,000	Hubbell, Inc., Class B	2,894,400

		25,429,400

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 12.33%
225,000	Electronic Data Systems Corp.	$6,228,000
145,000	Linear Technology Corp.	4,580,550
210,000	Microsoft Corp.	5,852,700
290,000	Nokia Oyj ADR	6,646,800
230,000	Xilinx, Inc.	5,917,900

		29,225,950

	MATERIALS — 13.54%
284,310	Domtar Corp.(a)	2,646,926
67,000	Eastman Chemical Co.	4,243,110
235,000	Packaging Corp. of America	5,734,000
56,047	Pope Resources Ltd.	2,248,606
32,000	Rayonier, Inc.	1,376,000
395,000	RPM, Inc.	9,124,500
90,000	Weyerhaeuser Co.	6,726,600

		32,099,742

	TELECOMMUNICATION SERVICES — 5.01%
147,000	AT&T, Inc.	5,796,210
160,000	Verizon Communications, Inc.	6,067,200

		11,863,410

	TOTAL COMMON STOCKS (Cost $178,895,931)	217,085,932

FOREIGN COMMON STOCKS — 3.39%
	UNITED KINGDOM — 3.39%
466,720	Pearson plc	8,028,863

	TOTAL FOREIGN COMMON STOCKS (Cost $5,553,970)	8,028,863

CONVERTIBLE PREFERRED STOCKS — 2.69%
	CONSUMER DISCRETIONARY — 2.42%
76,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,717,760
133,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	3,019,100

		5,736,860

	ENERGY — 0.27%
16,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	640,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,311,099)	6,376,860

See Notes to Financial Statements.

28

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

Contracts		Value

CALL OPTIONS PURCHASED — 1.42%
500	Circuit City Stores, Inc. Expires 01/17/09 strike price 17.50	$210,000
915	Circuit City Stores, Inc. Expires 01/17/09 strike price 20	274,500
1,100	Home Depot, Inc. Expires 01/18/08 strike price 35	473,000
200	Home Depot, Inc. Expires 01/17/09 strike price 30	182,000
2,300	Time Warner, Inc. Expires 01/18/08 strike price 15(b)	1,311,000
300	Time Warner, Inc. Expires 01/17/09 strike price 15	177,000
500	Xilinx, Inc. Expires 01/18/08 strike price 20	340,000
500	Xilinx, Inc. Expires 01/17/09 strike price 20	395,000

	TOTAL CALL OPTIONS PURCHASED (Cost $3,717,864)	3,362,500

Principal Amount
REPURCHASE AGREEMENT — 0.53%
$1,248,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,248,526 (collateralized by U.S. Government Obligation, par value $1,270,000, 4.88%, 01/27/20; total market value $1,258,834)	1,248,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,248,000)	$1,248,000

TOTAL INVESTMENTS (Cost $194,726,864)	99.62%	$236,102,155
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38	901,563

NET ASSETS	100.00%	$237,003,718

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public limited company

When-issued—Security that is conditionally traded on an exchange prior to the date the security in issued.

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $8,028,863 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.96%	$44,942,280
Consumer Discretionary	15.02	35,589,623
Materials	13.54	32,099,742
Information Technology	12.33	29,225,950
Industrials	10.73	25,429,400
Energy	9.96	23,611,620
Health Care	6.59	15,629,250
Consumer Staples	5.53	13,100,380
Telecommunication	5.01	11,863,410
Call Options Purchased	1.42	3,362,500
Repurchase Agreement	0.53	1,248,000

Total Investment	99.62%	$236,102,155
Other Assets in Excess of Liabilities	0.38	901,563

Net Assets	100.00%	$237,003,718

See Notes to Financial Statements.

30

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

32

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

33

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustee.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.79%
	CONSUMER DISCRETIONARY —18.92%
860,000	Cabelas, Inc.(a)	$21,336,600
220,000	Columbia Sportswear Co.	13,708,200
500,000	Leapfrog Enterprises, Inc.(a)	5,350,000
1,200,000	Nautilus, Inc.	18,516,000
600,000	Oakley, Inc.	12,084,000
540,000	Sotheby’s Holdings, Inc., Class A	24,019,200
700,000	Talbots, Inc.	16,534,000
380,000	Thor Industries, Inc.	14,968,200
200,000	Urban Outfitters, Inc.(a)	5,302,000

		131,818,200

	CONSUMER SERVICES — 2.04%
340,000	P.F. Chang’s China Bistro, Inc.(a)	14,239,200

	ENERGY — 4.52%
540,000	Helix Energy Solutions Group, Inc.(a)	20,136,600
460,000	TETRA Technologies, Inc.(a)	11,366,600

		31,503,200

	FINANCIAL — 12.11%
380,000	GFI Group, Inc.(a)	25,828,600
200,000	Greenhill & Co., Inc.	12,278,000
360,000	Jefferies Group, Inc.	10,422,000
540,000	Nara Bancorp, Inc.	9,455,400
600,000	Philadelphia Consolidated Holdings Corp.(a)	26,394,000

		84,378,000

	HEALTH CARE — 6.29%
460,000	Arrow International, Inc.	14,793,600
520,000	Kensey Nash Corp.(a)	15,860,000
300,000	Molina Healthcare, Inc.(a)	9,177,000
1,000,000	Orthovita, Inc.(a)	2,920,000
40,000	Pharmanet Development Group, Inc.(a)	1,040,000

		43,790,600

	INDUSTRIALS — 29.75%
660,000	FLIR Systems, Inc.(a)	23,542,200
740,000	FTI Consulting, Inc.(a)	24,856,600

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
700,000	Hewitt Associates, Inc., Class A(a)	$20,461,000
930,000	Innovative Solutions & Support, Inc.(a)	23,547,600
660,000	Kansas City Southern(a)	23,482,800
1,200,000	MPS Group, Inc.(a)	16,980,000
1,000,000	Quanta Services, Inc.(a)	25,220,000
520,000	Shaw Group, Inc.(a)	16,260,400
600,000	Simpson Manufacturing Co., Inc.	18,504,000
260,000	Triumph Group, Inc.	14,388,400

		207,243,000

	INFORMATION TECHNOLOGY — 19.69%
500,000	CommScope, Inc.(a)	21,450,000
660,000	Forrester Research, Inc.(a)	18,717,600
1,100,000	Kulicke & Soffa Industries, Inc.(a)	10,175,000
880,000	Manhattan Associates, Inc.(a)	24,138,400
700,000	Plantronics, Inc.	16,534,000
400,000	Power Integrations(a)	9,060,000
600,000	Technitrol, Inc.	15,714,000
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	21,352,000

		137,141,000

	MATERIALS — 1.92%
400,000	Cabot Microelectronics Corp.(a)	13,404,000

	TELECOMMUNICATION SERVICES — 2.13%
1,400,000	Andrew Corp.(a)	14,826,000

	UTILITIES — 1.42%
440,000	Aqua America, Inc.	9,878,000

	TOTAL COMMON STOCKS (Cost $479,327,610)	688,221,200

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.53%
$10,628,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $10,632,482 (collateralized by U.S. Government Obligation, par value $10,507,000, 6.13%, 12/01/17; total market value $10,840,729)	$10,628,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,628,000)	10,628,000

TOTAL INVESTMENTS (Cost $489,955,610)	100.32%	$698,849,200
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.32)	(2,256,893)

NET ASSETS	100.00%	$696,592,307

(a)	Non-income producing security

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	29.75%	$207,243,000
Information Technology	19.69	137,141,000
Consumer Discretionary	18.92	131,818,200
Financial	12.11	84,378,000
Health Care	6.29	43,790,600
Energy	4.52	31,503,200
Telecommunication Services	2.13	14,826,000
Consumer Services	2.04	14,239,200
Materials	1.92	13,404,000
Repurchase Agreement	1.53	10,628,000
Utilities	1.42	9,878,000

Total Investment	100.32%	$698,849,200
Liabilities in Excess of Other Assets	(0.32)	(2,256,893)

Net Assets	100.00%	$696,592,307

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co.(a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000
1,700,000	Union Pacific Corp.	172,635,000

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
4,250,000	United Rentals, Inc.(a)	$116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000
900,000	Ventas, Inc.	37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	$262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000

	MATERIALS — 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

38

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 04/20/07	(1,520,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

39

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

40

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Core Bond Fund		Equity Income Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$549,299,881		$194,726,864

Investments, at value (including Repurchase Agreements) (Note 1)	$550,355,840		$236,102,155
Cash	172,942		315
Foreign currency (cost $0, $0, $0, $0, $0 and $531 respectively)	—		—
Dividends and interest receivable	4,413,659		632,927
Receivable for investments sold	333,651		—
Receivable for fund shares sold	506,201		625,896
Receivable for forward foreign currency contracts	—		—
Net receivable for variation margin on futures contracts	5,391		—
Reclaims receivable	—		—
Prepaid expenses	9,532		3,106

Total Assets	555,797,216		237,364,399

LIABILITIES:
Payable for dividends declared	1,360,741		—
Payable for investments purchased	1,742,048		—
Options written, at value (Premiums received: Value and Restructuring Fund — $6,678,258)	—		—
Cash overdraft	—		—
Payable for fund shares redeemed	450,371		87,922
Payable for forward foreign currency contracts	—		—
Investment advisory fees payable (Note 2)	170,085		122,556
Administration fees payable (Note 2)	71,583		30,684
Distribution and shareholder servicing fees payable (Note 2)	67,066		59,303
Directors’/Trustees’ fees and expenses payable (Note 2)	—		—
Accrued expenses and other payables	215,549		60,216

Total Liabilities	4,077,443		360,681

NET ASSETS	$551,719,773		$237,003,718

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$23,250		$1,016,788
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(1,867,299)		431,735
Unrealized appreciation of investments, foreign currency translations and written options	1,096,687		41,375,425
Par value (Note 5)	61,436		249
Paid in capital in excess of par value	552,405,699		194,179,521

Net Assets	$551,719,773		$237,003,718

Net Assets:
Retirement Shares	$1,071		$1,149
Shares	313,966,821		237,002,569
Institutional Shares	237,751,881		—
Shares outstanding (Note 5):
Retirement Shares	119		120
Shares	34,965,727		24,928,172
Institutional Shares	26,469,879		—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Retirement Shares	$8.98	(a)	$9.54	(a)

Shares	$8.98		$9.51

Institutional Shares	$8.98		—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

42

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund
$610,313,025		$211,894,664	$489,955,610	$5,382,230,435

$734,267,118		$326,916,863	$698,849,200	$8,134,884,592
219		810	138	14,546
—		—	—	589
1,928		209,475	44,438	11,412,758
—		—	635,754	13,711,725
1,146,238		2,101,242	1,073,553	20,321,987
—		—	—	—
—		—	—	—
—		—	—	—
23,315		3,946	9,077	120,997

735,438,818		329,232,336	700,612,160	8,180,467,194

—		—	—	—
—		—	2,700,153	16,781,959
—		—	—	3,835,000
—		—	—	—
220,101		1,737,971	541,128	10,778,197
—		—	—	6,774
455,534		175,356	430,849	4,057,059
94,995		41,710	87,859	1,036,177
155,789		61,976	140,440	1,777,666
—		—	—	6,591
76,276		98,554	119,424	1,030,955

1,002,695		2,115,567	4,019,853	39,310,378

$734,436,123		$327,116,769	$696,592,307	$8,141,156,816

$—		$3,066,218	$—	$16,648,966
(124,103,097)		6,611,985	7,530,919	(49,675,559)
123,954,093		115,022,199	208,893,590	2,755,490,696
69,260		151	36,269	149,837
734,515,867		202,416,216	480,131,529	5,418,542,876

$734,436,123		$327,116,769	$696,592,307	$8,141,156,816

$3,069		$1,097,323	$1,827,227	$2,925,813
718,424,273		294,451,533	694,765,080	7,767,712,682
16,008,781		31,567,913	—	370,518,321
294		51,093	96,286	53,880
67,751,307		13,624,483	36,172,462	142,964,239
1,508,238		1,454,320	—	6,818,985
$10.45	(a)	$21.48	$18.98	$54.30

$10.60		$21.61	$19.21	$54.33

$10.61		$21.71	—	$54.34

See Notes to Financial Statements.

43

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Core Bond Fund	Equity Income Fund
INVESTMENT INCOME:
Dividend income	$999,150	$6,252,714
Interest income	21,099,384	52,535
Less: Foreign taxes withheld	—	(36,689)

Total Income	22,098,534	6,268,560
EXPENSES:
Investment advisory fees (Note 2)	2,873,544	1,622,085
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	7	9
Shareholder servicing fees — Shares (Note 2)	738,959	540,692
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Administration fees (Note 2)	633,088	326,390
Transfer agent fees	165,543	21,161
Legal and audit fees	61,650	31,262
Custodian fees	43,655	23,306
Directors’/Trustees’ fees and expenses (Note 2)	17,725	11,440
Miscellaneous expenses	149,636	42,818

Total Expenses	4,683,807	2,619,163
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(1,217,980)	(240,094)
Administrator (Note 2)	(4,685)	(8,005)
Custody earning credits	(8,001)	(584)

Net Expenses	3,453,141	2,370,480

NET INVESTMENT INCOME (LOSS)	18,645,393	3,898,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	(67,050)	6,646,316
Net realized gains from redemptions in-kind	—	—
Foreign currency transactions	—	5,938
Written options	—	70,586

Total net realized gain (loss)	(67,050)	6,722,840
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	5,359,028	16,574,010

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	5,291,978	23,296,850

Net increase (decrease) in net assets resulting from operations	$23,937,371	$27,194,930

See Notes to Financial Statements.

44

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund

$2,458,581	$6,244,366	$3,234,961	$139,630,565
841,708	139,982	184,934	3,266,334
(76,949)	(50,757)	—	(892,911)

3,223,340	6,333,591	3,419,895	142,003,988

4,689,122	1,889,491	4,604,755	43,686,889
12	720	2,276	10,250
1,550,709	618,540	1,534,149	16,702,594
—	—	—	96,083
943,523	438,688	926,552	10,988,075
99,116	92,953	188,887	2,073,728
77,595	33,086	37,683	334,628
35,120	19,910	46,257	471,097
21,322	13,487	21,848	190,517
103,152	83,107	114,086	1,139,363

7,519,671	3,189,982	7,476,493	75,693,224

(30,328)	(3,989)	—	—
(6,217)	(10,966)	(5,981)	(69,676)
(3,856)	(1,830)	(6,785)	(54,238)

7,479,270	3,173,197	7,463,727	75,569,310

(4,255,930)	3,160,394	(4,043,832)	66,434,678

11,805,044	8,600,856	32,537,688	95,436,544
—	23,046,664	—	—
—	1,444	—	(12,160)
—	—	—	1,331,652

11,805,044	31,648,964	32,537,688	96,756,036
37,708,433	(10,315,446)	18,105,369	645,371,791

49,513,477	21,333,518	50,643,057	742,127,827

$45,257,547	$24,493,912	$46,599,225	$808,562,505

See Notes to Financial Statements.

45

Excelsior Funds

Statements of Changes in Net Assets

	Core Bond Fund		Equity Income Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$18,645,393	$10,061,835	$3,898,080	$5,148,119
Net realized gain (loss) on investments and foreign currency transactions	(67,050)	1,284,930	6,652,254	(5,658,097)
Net realized gains from redemptions in-kind	—	—	—	—
Net realized gain (loss) on written options	—	—	70,586	(17,851)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	5,359,028	(7,274,735)	16,574,010	10,334,632

Net increase in net assets resulting from operations	23,937,371	4,072,030	27,194,930	9,806,803

Distributions to shareholders:
From net investment income
Retirement Shares	(40)	(38)	(15)	(18)
Shares	(12,851,594)	(10,218,978)	(4,109,886)	(4,741,203)
Institutional Shares	(5,693,159)	(6,254)	—	—
From net realized gain on investments
Retirement Shares	—	(13)	—	(3)
Shares	—	(3,571,500)	—	(591,743)
Institutional Shares	—	(13)	—	—

Total distributions	(18,544,793)	(13,796,796)	(4,109,901)	(5,332,967)

Increase (decrease) in net assets from fund share transactions (Note 5)	263,311,270	80,807,705	8,064,710	5,710,595

Net increase (decrease) in net assets	268,703,848	71,082,939	31,149,739	10,184,431

NET ASSETS:
Beginning of period	283,015,925	211,932,986	205,853,979	195,669,548

End of period(1)	$551,719,773	$283,015,925	$237,003,718	$205,853,979

(1) Including undistributed (distributions in excess of) net investment income	$23,250	$2,407	$1,016,788	$1,253,478

See Notes to Financial Statements.

46

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund		Small Cap Fund		Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$(4,255,930)	$(1,492,015)	$3,160,394	$286,682	$(4,043,832)	$(3,315,401)	$66,434,678	$62,768,364
11,805,044	3,004,935	8,602,300	(1,834,247)	32,537,688	29,148,540	95,424,384	25,898,526
—	—	23,046,664	—	—	—	—	—
—	—	—	—	—	—	1,331,652	(7,456,185)
37,708,433	59,460,912	(10,315,446)	51,686,678	18,105,369	96,294,626	645,371,791	892,712,062

45,257,547	60,973,832	24,493,912	50,139,113	46,599,225	122,127,765	808,562,505	973,922,767

—	—	—	—	—	—	(4,928)	(1,311)
—	—	(69,200)	(377,856)	—	—	(64,324,804)	(50,184,813)
—	—	(28,083)	(320,565)	—	—	(3,526,597)	(2,339,479)

—	—	—	—	(3,801)	(53)	—	—
—	—	(6,735)	—	(43,578,479)	(26,879,094)	—	—
—	—	(812)	—	—	—	—	—

—	—	(104,830)	(698,421)	(43,582,280)	(26,879,147)	(67,856,329)	(52,525,603)

136,983,006	281,160,848	(36,769,439)	(6,359,254)	94,185,168	15,919,054	918,433,748	930,527,802

182,240,553	342,134,680	(12,380,357)	43,081,438	97,202,113	111,167,672	1,659,139,924	1,851,924,966

552,195,570	210,060,890	339,497,126	296,415,688	599,390,194	488,222,522	6,482,016,892	4,630,091,926

$734,436,123	$552,195,570	$327,116,769	$339,497,126	$696,592,307	$599,390,194	$8,141,156,816	$6,482,016,892

$—	$—	$3,066,218	$—	$—	$—	$16,648,966	$19,146,231

See Notes to Financial Statements.

47

Excelsior Funds

Financial Highlights—Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
CORE BOND FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$8.85	$0.34	(2)	$0.13	(2)	$0.47	$(0.34)	—
2006	9.16	0.33	(2)	(0.19	)(2)	0.14	(0.33)	$(0.12)
Period Ended March 31, 2005	9.27	0.07	(2)	(0.06	)(2)	0.01	(0.12)	—
EQUITY INCOME FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$8.59	$0.12	(2)	$0.96	(2)	$1.08	$(0.13)	—
2006	8.43	0.15	(2)	0.18	(2)	0.33	(0.15)	$(0.02)
Period Ended March 31, 2005	8.50	—	(2)(3)	(0.07	)(2)	(0.07)	—	—
LARGE CAP GROWTH FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$9.82	$(0.12	)(2)	$0.75	(2)	$0.63	—	—
2006	8.02	(0.11	)(2)	1.91	(2)	1.80	—	—
Period Ended March 31, 2005	8.49	(0.03	)(2)	(0.44	)(2)	(0.47)	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$19.62	$0.70	(2)	$1.16	(2)	$1.86	—	— (3)
2006	16.78	(0.06	)(2)	2.90	(2)	2.84	—	—
Period Ended March 31, 2005	17.26	(0.01	)(2)	(0.47	)(2)	(0.48)	—	—
SMALL CAP FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$19.12	$(0.22	)(2)	$1.34	(2)	$1.12	—	$(1.26)
2006	16.12	(0.19	)(2)	4.08	(2)	3.89	—	(0.89)
Period Ended March 31, 2005	17.00	(0.04	)(2)	(0.84	)(2)	(0.88)	—	—
VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$49.35	$0.22	(2)	$4.98	(2)	$5.20	$(0.25)	—
2006	41.49	0.42	(2)	7.81	(2)	8.23	(0.37)	—
Period Ended March 31, 2005	42.43	(0.04	)(2)	(0.90	)(2)	(0.94)	—	—
*	Commencement of Operations
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	The ratio of net operating expenses would have been 1.60%, if custody credits had not been included.

See Notes to Financial Statements.

48

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.34)	$8.98	5.47%		$1	1.40%		1.70%		3.86%		49%
(0.45)	8.85	1.48%		1	1.40%		1.78%		3.57%		95%
(0.12)	9.16	0.10	%(4)	1	1.40	%(5)	1.77	%(5)	3.60	%(5)	90	%(4)

$(0.13)	$9.54	12.68%		$1	1.59	%(6)	1.71%		1.29%		27%
(0.17)	8.59	4.04%		1	1.60%		1.84%		1.78%		46%
—	8.43	(1.52	)%(4)	1	1.55	%(5)	1.76	%(5)	0.02	%(5)	19	%(4)

$—	$10.45	6.42%		$3	1.69%		1.70%		(1.18)%		33%
—	9.82	22.44%		3	1.70%		1.99%		(1.20)%		24%
—	8.02	(5.54	)%(4)	1	1.55	%(5)	1.78	%(5)	(1.45	)%(5)	25	%(4)

$— (3)	$21.48	9.48%		$1,097	1.61%		1.64%		3.38%		25%
—	19.62	16.92%		1	1.46%		1.46%		(0.34)%		23%
—	16.78	(3.01	)%(4)	1	1.56	%(5)	1.66	%(5)	(0.13	)%(5)	28	%(4)

$(1.26)	$18.98	6.23%		$1,827	1.74%		1.74%		(1.21)%		52%
(0.89)	19.12	24.83%		1	1.56%		1.56%		(1.13)%		65%
—	16.12	(5.23	)%(4)	1	1.55	%(5)	1.58	%(5)	(1.28	)%(5)	61	%(4)

$(0.25)	$54.30	10.58%		$2,926	1.55%		1.55%		0.43%		13%
(0.37)	49.35	19.95%		896	1.56%		1.56%		0.90%		12%
—	41.49	(2.58	)%(4)	1	1.57	%(5)	1.59	%(5)	(0.35	)%(5)	8	%(4)

See Notes to Financial Statements.

49

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund, Large Cap Growth Fund, Small Cap Fund and Value and Restructuring Fund, portfolios of Excelsior Fund, Equity Income Fund and Mid Cap Value and Restructuring Fund, portfolios of the Trust (each a “Fund”, collectively the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Equity Income Fund and Small Cap Fund offer two classes of shares: Retirement Shares and Shares. The Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Retirement Shares, Shares and Institutional Shares. The Financial Highlights of the Shares and Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	—	—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	—	—	$1,046	$1,046

50

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Net Asset Value:
Shares	—	—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	—	—	$8.97	$8.97

Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Mutual funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

51

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF Swiss Franc

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

52

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2007, the Equity Income Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	(1,000)	(151,152)
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	1,000	151,152

Outstanding, end of year	—	$—

During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Options written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Redemption In-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting

53

purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(f) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) Futures Contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(i) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and

54

Restructuring Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid quarterly; for the Core Bond Fund, dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(j) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(k) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(l) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(m) New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

55

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Core Bond Fund	0.65%	*
Equity Income Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Core Bond Fund	$571,558
Equity Income Fund	294,433
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Small Cap Fund	835,832
Value and Restructuring Fund	9,912,241

56

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Core Bond Fund — Retirement Shares	1.40%
Equity Income Fund — Retirement Shares	1.60%
Large Cap Growth Fund — Retirement Shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Small Cap Fund — Retirement Shares	1.75%
Value and Restructuring Fund — Retirement Shares	1.64%
Core Bond Fund — Shares	0.90%
Equity Income Fund — Shares	1.10%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Small Cap Fund — Shares	1.25%
Value and Restructuring Fund — Shares	1.14%
Core Bond Fund — Institutional Shares	0.65%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Core Bond Fund	$1,217,980
Equity Income Fund	240,094
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Small Cap Fund	—
Value and Restructuring Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

57

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Core Bond Fund	$496,810
Equity Income Fund	526,446
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Small Cap Fund	1,357,921
Value and Restructuring Fund	9,637,460

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Retirement Shares, in an amount not to exceed the annual rate of 0.50%, of the average daily net asset value of such Fund’s Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $4, $5, $8, $480, $1,538 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$143,164,160	$130,390,053
Other	56,826,501	58,962,109
Equity Income Fund	64,891,652	59,073,738
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Small Cap Fund	362,658,964	318,273,911
Value and Restructuring Fund	1,940,746,100	930,382,978

58

4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Core Bond Fund	$(79,757)	$79,739	$18
Equity Income Fund	(24,869)	24,869	—
Large Cap Growth Fund	4,255,930	—	(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Small Cap Fund	4,043,832	—	(4,043,832)
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)

59

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Core Bond Fund
Year ended March 31, 2007	$17,474,254	$—	$—	$17,474,254
Year ended March 31, 2006	11,105,896	2,085,376	—	13,191,272
Equity Income Fund
Year ended March 31, 2007	4,109,901	—	—	4,109,901
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	22,939	698,421
Small Cap Fund
Year ended March 31, 2007	2,271,022	41,311,258	—	43,582,280
Year ended March 31, 2006	—	26,879,147	—	26,879,147
Value and Restructuring Fund
Year ended March 31, 2007	67,856,329	—	—	67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Core Bond Fund	$2,127,629	$—	$(2,104,382)	$(1,634,009)	$863,400	$(733,365)
Equity Income Fund	1,088,747	884,717	—	—	40,922,443	42,895,907
Large Cap Growth Fund	—	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	6,619,753	—	—	115,014,431	124,700,402
Small Cap Fund	—	8,347,130	—	—	208,077,379	216,424,509
Value and Restructuring Fund	19,173,059	—	—	(48,831,557)	2,754,129,333	2,724,470,835

*	The total distributions payable may differ from the statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Value and Restructuring Fund deferred, on a tax basis, post-October losses of $1,537,981.

60

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Core Bond Fund	$549,492,440	$4,344,919	$(3,481,519)	$863,400
Equity Income Fund	195,179,846	42,742,397	(1,820,088)	40,922,309
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Small Cap Fund	490,771,821	213,733,622	(5,656,243)	208,077,379
Value and Restructuring Fund	5,383,591,798	2,919,161,157	(167,868,357)	2,751,292,794

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund; and 750 million shares of the Core Bond Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

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Capital	Share Transactions

	Core Bond Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	—	—
Shares	9,986,679	$88,776,364	13,774,392	$125,488,152
Institutional Shares	2,772,888	24,623,459	141,024	1,262,505
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Retirement Shares	4	40	5	50
Shares	673,001	5,989,211	681,642	6,160,386
Institutional Shares	113,170	1,016,339	189	1,685
Redeemed:
Retirement Shares	—	—	(16)	(151)
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Institutional Shares	(1,706,058)	(15,286,027)	—	—

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

	Equity Income Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	—	—
Shares	4,666,621	$41,851,327	8,070,602	$67,137,307
Subscription-in-kind	526,198	4,483,204	—	—
Issued as reinvestment of dividends:
Retirement Shares	1	15	3	21
Shares	77,298	675,808	115,326	946,155
Redeemed:
Retirement Shares	—	—	(20)	(159)
Shares	(4,395,745)	(38,945,714)	(7,466,868)	(62,372,729)
Redemption Fee	—	70	—	—

Net Increase (Decrease)	874,373	$8,064,710	719,043	$5,710,595

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Share Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

62

	Large Cap Growth Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	172	$1,807	—	—
Shares	26,983,018	268,887,660	33,887,361	$319,718,556
Institutional Shares	1,518,333	15,997,075
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	—	—	—	—
Institutional Shares	—	—
Redeemed:
Retirement Shares	—	—	(20)	(161)
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Institutional Shares	(10,095)	(106,750)
Redemption Fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	51,153	$1,086,065	—	—
Shares	3,915,673	81,532,520	2,206,027	$39,222,163
Institutional Shares	174,817	3,499,002	1,449,107	26,024,928
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	1,544	28,679	8,110	140,000
Institutional Shares	211	3,893	12,203	211,487
Redeemed:
Retirement Shares	(118)	(2,475)	(10)	(162)
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Redemption Fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

63

	Small Cap Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	100,714	$1,845,960	—	—
Shares	11,007,156	202,519,992	7,764,353	$131,311,856
Issued as reinvestment of dividends:
Retirement Shares	211	3,801	3	53
Shares	873,688	15,909,286	431,637	7,363,728
Redeemed:
Retirement Shares	(4,702)	(85,527)	(10)	(153)
Shares	(6,873,489)	(126,011,173)	(7,277,592)	(122,756,430)
Redemption Fee	—	2,829	—	—

Net Increase (Decrease)	5,103,578	$94,185,168	918,391	$15,919,054

	Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	62,302	$3,214,887	18,213	$867,236
Shares	40,342,962	2,018,418,152	42,481,646	1,944,842,088
Institutional Shares	2,608,744	127,478,205	1,588,442	71,855,109
Issued as reinvestment of dividends:
Retirement Shares	99	4,928	26	1,182
Shares	1,056,240	51,956,233	922,183	40,504,847
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Redeemed:
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Redemption Fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

64

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds, and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Fund Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund (four portfolios of Excelsior Funds, Inc. and two portfolios of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

66

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

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PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

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ADDITIONAL FEDERAL TAX INFORMATION

Other	Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap	98.82%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap	98.63%
Value and Restructuring Fund	100.00%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
Mid Cap Value and Restructuring Fund	$7,547
Small Cap Fund	41,311,258

69

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information

70

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

71

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

72

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

73

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1—Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2—Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3—Director, Student Loan Corporation (since May 2005).

BOARD 4—Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1—Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

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Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1—Director, Redwood Trust, Inc. (mortgage finance). BOARD 2—Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1— Director, Aphton Corporation

BOARD 2—Director, Mission West Properties (commercial real estate). BOARD 3—Director, TOUSA (home building). BOARD 4—Director, Harris Stratex Networks (a network equipment corporation).

BOARD 5—Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6—Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7—Director, Ditech Communications Corporation (voice communications technology).

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Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

76

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

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Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Famliy and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

78

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

79

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Core Bond Fund — Retirement Shares	$1,000.00	$1,023.10	1.40%	$7.06
Equity Income Fund — Retirement Shares	1,000.00	1,082.80	1.49	7.74
Large Cap Growth Fund — Retirement Shares	1,000.00	1,072.90	1.56	8.06
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,093.20	1.61	8.40
Small Cap Fund — Retirement Shares	1,000.00	1,117.30	1.74	9.19
Value and Restructuring Fund — Retirement Shares	1,000.00	1,118.40	1.55	8.19

Hypothetical 5% Return
Core Bond Fund — Retirement Shares	1,000.00	1,017.95	1.40	7.04
Equity Income Fund — Retirement Shares	1,000.00	1,017.50	1.49	7.49
Large Cap Growth Fund — Retirement Shares	1,000.00	1,017.15	1.56	7.85
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,016.90	1.61	8.10
Small Cap Fund — Retirement Shares	1,000.00	1,016.26	1.74	8.75
Value and Restructuring Fund — Retirement Shares	1,000.00	1,017.20	1.55	7.80

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

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AR-RETIRE-0307

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Rodman L. Drake and John Collins, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate fees billed by PricewaterhouseCoopers LLP and Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

2007

	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$134,000	N/A
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$31,750	$0
(d) All Other Fees (4)	$0	$0

2006

	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$102,131	N/A
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$56,500	$0
(d) All Other Fees (4)	$0	$0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2007, there were no fees for assurance and related services by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item. For the fiscal year ended March 31, 2006, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item.

(3)	For the fiscal year ended March 31, 2007, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $31,750. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2006, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $56,500. Such tax services included the review of income and excise tax returns for the Registrant.

(4)	For the fiscal years ended March 31, 2007 and March 31, 2006, there were no fees billed for professional services rendered by PricewaterhouseCoopers LLP or Deloitte & Touche LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this Item.

(e) (1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member (s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2007	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP and Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $4,221,564 and $1,187,420, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Funds Trust

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver President

Date	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver President

Date	May 21, 2007

By (Signature and Title)*	/s/ George Pereira
George Pereira Treasurer

Date	May 21, 2007

*	Print the name and title of each signing officer under his or her signature.